UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.__)
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AKAMAI TECHNOLOGIES, INC.
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Dear Fellow Stockholders:
2025 marked a strategic inflection point as we focused our cloud strategy to capture the intersection of the edge and artificial intelligence (“AI”) to provide specialized solutions that build, secure and scale AI applications. A key pillar of this approach is the availability of the Akamai Inference Cloud, with capabilities designed to meet the surging demand for distributed AI inferencing. As demand accelerates, our distributed architecture provides a distinct advantage for enterprises requiring high-performance, low-latency computing at the edge. The massive and accelerating total addressable market for cloud services presents a substantial growth runway for Akamai’s evolving platform
Akamai also made substantial strides as the cybersecurity and cloud computing company that powers and protects business online. Closing the year with strong momentum, we delivered $4,208 million in total revenue, a 5% year-over-year increase, and outperformed expectations across key financial metrics. Our strategic focus is validated by the rapid adoption of our fastest-growing product lines. Of particular note was the strong fourth quarter performance of our Guardicore Segmentation and API Security products with 36% year-over-year revenue growth, alongside a 45% year-over-year increase in Cloud Infrastructure Services revenue. We are thrilled to see these high-growth product lines contributing to our customers' success.
Security remained our primary revenue driver, with our portfolio growing 10% to $2.24 billion. Simultaneously, we significantly expanded our cloud computing footprint; our compute portfolio generated $708 million in revenue, growing 12% year-over-year.
Our Delivery business remained a foundational pillar, generating $1.26 billion in revenue in 2025. This segment provides the robust profitability and free cash flow necessary to fund our strategic investments, fueling our rapid expansion into the high-growth Security and Cloud Computing markets.
As the market leader, we take pride in being trusted by the world’s largest brands for near-flawless, secure online experiences. This trust bridges from our legacy to our future: because we offer Delivery, Security and Compute on a single, integrated platform, we can seamlessly extend our relationships with long-standing customers.
Importantly, delivering key parts of these solutions on our own shared infrastructure has allowed us to significantly reduce third-party cloud spend. These cost efficiencies drive profitability even as we scale our broader portfolio.
In 2025, we delivered strong operating cash flow of $1.52 billion, or 36% of revenue. We also continued to return capital to shareholders, deploying $800 million to repurchase 10 million shares in 2025. Since January 1, 2015, Akamai has reduced the number of shares of common stock outstanding by approximately 18%.
As we enter 2026, we do so with a sharpened go-to-market strategy and a culture of innovation uniquely positioned to lead in the agentic internet era. This disciplined approach ensures we continue to deliver value to our customers and stockholders, while providing the foundation for our long-term vision. We believe the investments we’re making today are enabling Akamai to do for AI inference and agents what we’ve done for security and delivery—enabling Akamai to grow even faster as a result.
Akamai continues to set the standard for corporate excellence. The Wall Street Journal featured Akamai in its list of America’s best-managed companies, the Management Top 250. For the eighth year running, Akamai also secured a place on the JUST 100, ranking #1 among internet companies for our commitment to Workers, Customers, and Communities.
Our culture of leadership and inclusion also earned us spots on the Fortune 100 Best Companies to Work for in Europe and Glassdoor’s Top 50 Best-Led Companies. We back this reputation with action: in 2025 alone, our employees logged over 9,000 volunteer hours, while the Akamai Foundation awarded over $2 million in STEM education grants to empower the next generation of innovators.
We are hosting Akamai’s 2026 Annual Meeting of Stockholders on May 13, 2026, at 9:30am ET. As in previous years, we will hold the meeting as a virtual-only event, accessible through a link on our investor relations website (www.ir.akamai.com). Details about how to access the meeting and the business to be conducted are more fully described in our Notice of 2026 Annual Meeting of Stockholders and Proxy Statement.
Your vote is important. Whether or not you plan to attend the Annual Meeting of Stockholders, please vote as soon as possible. Voting by proxy will ensure your representation at the meeting even if you do not attend virtually. Please review the instructions on the proxy card or your proxy materials regarding your voting options.

Dr. Tom Leighton
Co-Founder and Chief Executive Officer

AKAMAI TECHNOLOGIES, INC.
145 BROADWAY
CAMBRIDGE, MASSACHUSETTS 02142
NOTICE OF 2026 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MAY 13, 2026
The 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of Akamai Technologies, Inc. (“Akamai” or the “Company”) will be held on Wednesday, May 13, 2026, at 9:30 a.m., Eastern Time, via the internet at a virtual web conference at meetnow.global/MV9X5KV.
The Annual Meeting will be held online in a virtual meeting format, via the internet, with no physical in-person meeting of the stockholders. Stockholders attending our virtual Annual Meeting will be able to vote and submit questions during the Annual Meeting. Further information about how to attend the Annual Meeting online, vote your shares online during the Annual Meeting and submit questions is included in the accompanying proxy statement. These proxy materials were first sent or made available to stockholders on or about March 31, 2026.
At the Annual Meeting, we expect stockholders will consider and vote upon the following matters:
(1)To elect nine nominees currently serving as members of our Board of Directors and named in the attached proxy statement to serve on our Board of Directors for a one-year term expiring at the 2027 Annual Meeting of Stockholders;
(2)To approve an amendment to our Second Amended and Restated 2013 Stock Incentive Plan to increase the number of shares of common stock authorized for issuance thereunder by 8,000,000 shares (the “Plan Proposal”);
(3)To approve the Company's 2026 Employee Stock Purchase Plan (the "ESPP Proposal");
(4)To approve, on an advisory basis, our Named Executive Officer (“NEO”) compensation;
(5)To approve our Amended and Restated Certificate of Incorporation to authorize certain stockholders to call a special meeting of stockholders;
(6)To adjourn the Annual Meeting to a later date or dates, if necessary, to solicit additional proxies to establish a quorum or if there are insufficient votes to adopt any proposal (other than Proposal 8) (the “Adjournment Proposal”);
(7)To ratify the selection of PricewaterhouseCoopers LLP as our independent auditors for the fiscal year ending December 31, 2026;
(8)To vote upon a shareholder proposal regarding political spending; and
(9)To transact such other business as may properly come before the Annual Meeting or any adjournment or postponement thereof.
Stockholders of record at the close of business on March 19, 2026 are entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement thereof.
A complete list of stockholders of record entitled to vote at the meeting will be available at least 10 days prior to the Annual Meeting at 145 Broadway, Cambridge, Massachusetts 02142.
All stockholders are cordially invited to attend the Annual Meeting online. If you hold your shares in an account with a broker, bank or other nominee and wish to attend the Annual Meeting, you must obtain a legal proxy from that entity and register in advance for the meeting by following the instructions in the accompanying proxy statement.

By order of the Board of Directors,

Aaron S. Ahola
Executive Vice President, General Counsel and Corporate Secretary Cambridge, Massachusetts March 31, 2026

WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING ONLINE, PLEASE SUBMIT YOUR PROXY OR VOTING INSTRUCTIONS AT YOUR EARLIEST CONVENIENCE. MOST STOCKHOLDERS HAVE A CHOICE OF VOTING OVER THE INTERNET, BY TELEPHONE OR BY MAIL AS INSTRUCTED IN THESE MATERIALS AS PROMPTLY AS POSSIBLE TO ENSURE YOUR REPRESENTATION AT THE MEETING. SENDING IN YOUR PROXY WILL NOT PREVENT YOU FROM VOTING YOUR SHARES ONLINE DURING THE ANNUAL MEETING IF YOU DESIRE TO DO SO, AND YOUR PROXY IS REVOCABLE AT YOUR OPTION BEFORE IT IS EXERCISED. PLEASE NOTE, HOWEVER, THAT IF YOUR SHARES ARE HELD OF RECORD BY A BROKER, BANK OR OTHER NOMINEE AND YOU WISH TO VOTE AT THE ANNUAL MEETING, YOU MUST OBTAIN A PROXY ISSUED IN YOUR NAME FROM THAT RECORD HOLDER. FURTHER INFORMATION ABOUT HOW TO ATTEND THE ANNUAL MEETING ONLINE, VOTE YOUR SHARES ONLINE DURING THE ANNUAL MEETING AND SUBMIT QUESTIONS DURING THE ANNUAL MEETING IS INCLUDED IN THE ACCOMPANYING PROXY STATEMENT.

AKAMAI TECHNOLOGIES, INC.
145 BROADWAY
CAMBRIDGE, MASSACHUSETTS 02142
PROXY STATEMENT
Cautionary Note Regarding Forward-Looking Statements
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding Akamai Technologies, Inc., which we refer to as “we,” “us,” or the “Company.” All statements other than statements of historical facts are statements that could be deemed forward-looking statements. These statements are subject to risks and uncertainties and are based on the beliefs and assumptions of our management as of the date hereof based on information currently available to them. Use of words such as “believes,” “could,” “expects,” “anticipates,” “intends,” “plans,” “projects,” “estimates,” “should,” “forecasts,” “if,” “intend,” “continues,” “goal,” “objective,” “likely,” “may,” and variations of such words or similar expressions are intended to identify a forward-looking statement. Forward-looking statements are not guarantees of future performance or achievements and involve risks, uncertainties and assumptions. Actual events or results may differ materially from the forward-looking statements we make. Factors that could cause or contribute to such differences include, but are not limited to, inability to grow revenue, particularly from increased sales of security and cloud computing solutions, or inability to increase profitability as projected; inability to successfully develop, deploy or scale our artificial intelligence ("AI") solutions, including Akamai Inference Cloud, or to capture anticipated demand for distributed AI applications; failure of the markets for our AI products or services to develop at the pace or in the manner we anticipate; adverse regulatory developments related to AI, data privacy or cybersecurity that affect our AI-related products or services; lack of market acceptance of our solutions; cyberattacks that we are not able to successfully defend against; inability to successfully integrate our acquisitions and realize their expected benefits; inability to achieve corporate sustainability goals we set; changes in economic, political and regulatory conditions in the United States and internationally; changes in business, competitive, technological and other factors or events such as acts of terrorism, outbreak of war or hostilities (including the wars involving Ukraine and Israel), civil unrest, adverse climate or weather related events, or public health emergencies; and other factors set forth under the heading “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025 and in other reports we file with the U.S. Securities and Exchange Commission. We disclaim any obligation to update any forward-looking statements as a result of new information, future events or otherwise.
This Proxy Statement and the 2025 Annual Report to Stockholders will be available for viewing, printing and downloading at https://www.ir.akamai.com/financial-information/annual-reports.
Unless specifically stated herein, documents and information on any websites listed in this Proxy Statement are not incorporated by reference in this Proxy Statement.
You may obtain a copy of our Annual Report on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission (the “Commission”), except for exhibits thereto, without charge upon written request to Akamai Technologies, Inc., 145 Broadway, Cambridge, Massachusetts 02142, Attn: Investor Relations. Exhibits will be provided upon written request and payment of an appropriate processing fee.
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EXECUTIVE SUMMARY
Below are highlights of important information you will find in this Proxy Statement. As it is only a summary, please review the complete Proxy Statement before you vote.
Our Mission and Purpose
Our Mission: We power and protect life online.
Our Purpose: We make life better for billions of people, trillions of times a day.
Our Vision: A safer and more connected world.
Every day, billions of people around the world connect with their favorite brands to shop online, play video games, log into mobile banking apps, stream content, share videos with friends, get instant answers from AI chatbots and so much more. These digital experiences make up life’s experiences — and Akamai helps make them possible.
With our combination of cloud computing, security and content delivery solutions, Akamai gives leading organizations around the world the power to innovate and deliver modern apps and personalized user experiences — all while protecting their business, by working to secure their data, applications, infrastructure and people.
We’ve built a platform that spans more than 4,300 edge points-of-presence in over 130 countries and approximately 700 cities, with roughly 1,200 network partners. Akamai’s global infrastructure brings compute, security and intelligence closer to users and data, helping our customers power and protect their businesses and the billions of people they serve.
We also strive to run our business the right way by how we:
•invest in the health, wellness, safety and development of our employees;
•deal fairly and ethically with our suppliers and partners;
•support the communities in which we live and work;
•safeguard personal privacy with the highest standards of security;
•operate in an environmentally sustainable way; and
•generate long-term value for our stockholders.
Our Strategy
We operate in a technology landscape that is rapidly evolving, and the world is more connected than ever, with more people accessing a myriad of apps on more devices, from more places around the world. This connectivity presents opportunities for businesses to improve productivity and efficiency, expand to new markets, support remote or hybrid workforces, build brand affinity and meet rising user expectations for immersive and personalized experiences. To meet the digital demands of customers and employees, organizations are re-evaluating how they build, deliver, secure and scale new digital apps and services.
The centralized data center-centric model of many other cloud providers was not designed for the challenges that many companies face today — challenges that require putting workloads closer to users.
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At the same time, security threats are growing more prevalent and advanced. Applications and computing infrastructure no longer sit solely in data centers behind the firewall, making perimeter defense insufficient and making cybersecurity more challenging.
These trends continue to accelerate as the internet undergoes a fundamental shift in architecture. The internet is increasingly influenced by AI. Today, human intelligence is supported and augmented by intelligent systems powered by AI inference. In the future, we expect that AI models will make split-second decisions on behalf of humans and then execute complex tasks autonomously, in an instant. We already see AI inference leveraged in self-driving cars, fraud detection systems, managing supply chains, booking travel reservations, handling customer service escalations and, increasingly, agents transacting directly with other agents without human intervention.
It is our view that the internet's role in transforming the way we exchange ideas and information and conduct business is more vital than ever. Our strategy is to help continue to drive this transformation by offering security, cloud computing and content delivery services with the industry-leading reliability, scale and expertise our customers need to grow their business with confidence.
Akamai provides a continuum of cloud computing services designed to enable developers to efficiently build, deploy and secure performant applications and workloads that require single-digit millisecond latency and global reach. The scale and distribution of our platform provides us with visibility and insight into traffic volumes, congestion, attack patterns, vulnerabilities and other activities across the internet’s complex intersections of networks and systems. Leveraging these insights, Akamai offers solutions designed to protect our customers from threats and attacks, while empowering them to securely deliver digital experiences to engage, entertain and interact with their customers. With Akamai’s globally distributed infrastructure and solutions, we bring applications and experiences closer to users and devices — and help keep attacks and threats farther away.
We are organized into two groups, both of which utilize Akamai’s globally distributed infrastructure, and our global sales organization: the Security Technology Group and the Cloud Technology Group. The Security Technology Group offers solutions that are designed to keep infrastructure, websites, applications and users safe, while the Cloud Technology Group offers technology and products that enable business online, cloud computing, media delivery and web performance solutions.

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Akamai 2025 Performance Highlights
In 2025, Akamai realized achievements across our operations, including the following highlights.

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From a financial perspective, we have increased our revenue in each of the past three fiscal years and have been profitable over that same period. The charts below show our revenue and diluted earnings per share, calculated in accordance with generally accepted accounting principles in the United States (“GAAP”), for the past three fiscal years.

In particular, our security products have grown rapidly in recent years as shown below:

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Over the past five years, we have also successfully generated cash from operations to use in strategic initiatives. We believe we have effectively deployed that cash in stock repurchases and acquisition activity as reflected in the chart below.

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Corporate Governance Snapshot
Akamai’s governance structure reflects our commitment to advancing the long-term interests of our stockholders, maintaining accountability, diversity, ethical conduct and alignment of interests between leadership and investors. Highlights of our governance profile include:

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Executive Compensation Overview
Akamai has developed an executive compensation program that is designed to closely align executive compensation with company performance and stockholder interests. We work to achieve this objective by allocating the majority of our executive officers’ target compensation to performance-based incentive compensation. In particular, we grant performance-based equity awards that directly link the value of executive compensation to our stock price performance and the achievement of multi-year financial performance objectives and link annual bonuses to performance against specific annual financial and non-financial measures. Key aspects of our 2025 executive compensation program are highlighted below.

Our 2025 annual bonus plan, payable in shares of vested common stock for our executive officers, was based on the achievement of pre-defined performance metrics and incorporated a payout modifier based on our achievement against pre-determined objectives established by the Talent, Leadership and Compensation (“TL&C”) Committee of the Board of Directors.
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Part One – Corporate Governance Highlights – Our Commitment to Corporate Responsibility
To demonstrate our dedication to responsible business practices, we have developed the ACT Framework — representing Accountability, Community and Trust. This framework embodies our holistic approach to fostering a positive impact both within our organization and across the broader community. By focusing on these key pillars, the ACT Framework underscores our commitment to advancing sustainable and ethical business practices.

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Accountability
Accountability means taking responsibility for our actions and decisions, working to ensure that we meet our commitments and remaining transparent about the impact we have. It represents Akamai’s proactive efforts in environmental sustainability and employee well-being. From reducing our environmental footprint to fostering a workplace culture centered on growth, development and engagement, accountability underpins our commitment to being a responsible corporate citizen.
Community
Community encompasses our commitment to building strong connections and collaborative stakeholder relationships, while supporting and uplifting those within the communities where we live and work. Community also underscores Akamai’s dedication to giving back to society. Through philanthropic efforts and active employee engagement, we strive to support local communities and make a tangible difference in the lives of others.
Trust
Trust is fundamental to Akamai's operations. We work to earn and maintain that trust through ethical conduct, transparency and the protection of personal privacy, and our operations are designed to support a secure, resilient and reliable platform that customers depend on. Our commitment spans key areas including human rights, ethics and compliance, data privacy and security and responsible supply chain management.
The ACT Framework encapsulates Akamai’s overarching approach to corporate responsibility and is accompanied by a structured, measurable framework focused on creating transparency around Akamai's environmental, social and governance ("ESG") performance for evaluating long-term risks and opportunities.
We also place great value on input from our investors and other stakeholders and engage regularly with them to gain insights into the issues they care about most.
Our ESG team is responsible for driving a global strategy and ensuring that Akamai’s initiatives align with regulatory requirements, industry standards and stakeholder expectations. By doing so, it strives to promote long-term sustainability and uphold ethical business practices across the organization.
In our Expert Committee, we bring together subject matter experts tasked with guiding the organization’s strategy and initiatives around corporate responsibility and related factors. The committee provides insights into emerging trends and risk mitigation and advises on relevant environmental or social topics impacting Akamai.
Board oversight of these matters primarily occurs through the committees of the Board, including the Environmental, Social and Governance Committee of the Board (the "ESG Committee"), which oversees management’s environmental initiatives, including our sustainability goals, corporate governance matters and social matters (including receiving periodic management reports on social matters, corporate culture and engagement as it relates to employees and the charitable activities of the Akamai Foundation); the Audit Committee, which provides regular oversight of our ethics and compliance, data privacy protection program and cyber and network security and resiliency matters; and the TL&C Committee, which reviews social matters on an ongoing basis, including employee and leadership development, and recommends to the Board certain compensation metrics. Our Board also exercises direct oversight of these initiatives. For example, the Board conducts at least annual reviews of our employee related matters with management. The Board or its committees offer management feedback and insight into best practices that help guide development of our various corporate responsibilities and related initiatives.

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Good Governance
Overview of the Board of Directors
Our Board of Directors, which we will often refer to as the Board below, currently consists of eleven individuals with a range of backgrounds, as reflected in the graphic below. Collectively, they bring industry expertise, leadership skills and financial sophistication to our corporate governance. Below is a skills matrix displaying certain experience and key attributes of our nine director nominees.
In addition, four of our nine director nominees are women and three are ethnically diverse, with one identifying as Black and two identifying as Asian. No current director identifies as LGBTQ+.
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Board Refreshment and Diversity of Experience
Akamai believes that having an independent, diverse, active and engaged Board has been key to our success. We also believe that new perspectives and ideas are critical to a forward-looking and strategic Board. Our goal is to seek a balance between new points of view and the valuable experience and familiarity that longer-serving directors bring to the boardroom. Since our 2017 annual meeting, we have seen eight incumbent directors transition off the Board and have added seven new directors. Two of our current directors, Monte Ford and Ben Verwaayen, each of whom has been a director since 2013, will transition off the Board following the Annual Meeting. We thank them both for their service and contributions to Akamai. In considering nominations for re-election, we take into account whether a director has served for more than 12 years on the Board as one of many factors in our holistic approach. A summary of the tenure of our director nominees as of December 31, 2025 is reflected in the graph below:

In considering new Board members, our Corporate Governance Guidelines set forth a process requiring that the initial list of individuals under consideration by the ESG Committee include qualified candidates who represent a variety of backgrounds. If a search firm is used, the search firm is instructed to do the same.
Board Evaluations
A key component of our approach is a robust annual Board evaluation process. Led by our Chair of the Board and the Chair of the ESG Committee, this review is intended to elicit the views of all directors about what makes the Board effective, what improvements can be made, how their peers are most effective, whether steps should be taken to improve contributions and their views on the performance of the Board and its committees over the past year. The evaluation has taken a variety of forms including written surveys, interviews conducted by an outside consultant and interviews conducted by our Chair of the Board. The ESG Committee also regularly oversees and plans for director succession and refreshment of the Board to ensure a mix of skills, global perspectives, experiences, tenure and diversity that promotes and supports the Company’s long-term strategy. In doing so, the ESG Committee takes into consideration the overall needs, composition and size of the Board, as well as the criteria adopted by the Board regarding director candidate qualifications.
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Ethics
We have adopted a written Code of Ethics that applies to all of our directors, executive officers (including our Chief Executive Officer, our Chief Financial Officer and our Chief Accounting Officer) and other employees. Our Code of Ethics is available on our website at www.ir.akamai.com/corporate-governance/highlights. We did not waive any provisions of the Code of Ethics for our directors or executive officers during the year ended December 31, 2025. If we amend or grant a waiver under our Code of Ethics that applies to our executive officers or directors, we intend to post information about such amendment or waiver on our website at www.akamai.com. We have also adopted Corporate Governance Guidelines, a copy of which is also available on our website at www.ir.akamai.com/corporate-governance/highlights.
Engagement with Stakeholders
Akamai and our employees are dedicated to delivering value to investors, providing excellent service to our customers, offering a great place to work and contributing to the communities in which we operate. Some of the key areas of focus as we work with our stakeholders are highlighted below.
Corporate Sustainability
Our 2030 Goals
As a leader in powering the modern internet, our stakeholders expect us to minimize the environmental impact of our operations. Our sustainability strategy is built around five ambitious goals, targeted to be achieved by 2030:
•Net-Zero Emissions – By 2030, Akamai aims to achieve net-zero emissions for Scope 1 and Scope 2 greenhouse gas emissions associated with Akamai’s global infrastructure. Rather than a one-size-fits-all framework, Akamai has adopted a tailored approach to achieving net zero, leveraging the unique attributes of our distributed network and prioritizing real-world emissions reductions. Our strategy involves investing in energy efficiency, transitioning to renewable energy sources and actively managing operational emissions.
•100% Renewable Energy – Akamai has set the goal of using 100% renewable energy by 2030. Our approach to achieving this goal includes procuring clean, renewable energy sources and collaborating with suppliers, data center partners and other stakeholders to aggregate utility-scale renewable energy projects. Our renewable energy program supports the development of new renewable energy infrastructure, helping to displace emissions-intensive sources from the global grid.
•Build Efficiency – To reduce the energy intensity of our operations, Akamai continually works toward innovating software and hardware optimizations across our platform. We aim to improve the energy efficiency of Akamai’s globally distributed infrastructure, reducing the overall power consumption required to deliver our services while maintaining industry-leading performance.
•Engage Suppliers – Akamai is committed to collaborating with our supply chain partners to promote sustainable practices and mitigate risks. We prioritize working with suppliers who demonstrate environmentally responsible operations and aim to foster a culture of sustainability across our value chain.
•Circularity – We strive to align our operations with responsible business practices by adopting a circular approach where feasible. This strategy includes adhering to e-Stewards e-Waste standards, seeking improvements in environmental performance through our environmental management system and engaging employees, customers and communities in sustainability initiatives. By promoting public awareness of our sustainability efforts, we aim to amplify our impact.
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Our Commitment to Transparency and Disclosure
At Akamai, our customers and other stakeholders value transparency and accountability in our sustainability efforts. We participate in the Carbon Disclosure Project (CDP) annually, providing detailed emissions data and insights into our progress. Additionally, our disclosures are informed by globally recognized frameworks, including the recommendations of the Task Force on Climate-related Financial Disclosures (TCFD). We are also preparing to align our reporting with the International Sustainability Standards Board's IFRS S2 Climate-related Disclosures standard in 2026. We believe these frameworks provide stakeholders with visibility into our climate-related risks, opportunities, and broader environmental initiatives.
Akamai’s sustainability goals reflect our commitment to reducing environmental impact, driving industry-wide innovation and fostering a collaborative approach to addressing global challenges. By pursuing these objectives, we aim to deliver lasting value for our investors, customers and communities.
Our People
Inclusion, Diversity and Engagement in the Workplace
Akamai remains committed to providing a work environment and culture where all employees are able to give, thrive and be productive. As an ever-expanding global company, our diverse workforce combines employees from different cultures, backgrounds, styles and experiences. We believe that bringing together an engaged and diverse workforce in an inclusive environment captures the experiences, cultures, talents and perspectives that continue to drive innovation and support our business strategy. Our aim is to understand and build on our cross-cultural competence, and by doing so, improve the way we work in our global community and support our global customers.
Over the years, we have implemented and sustained a number of initiatives, including incorporating appropriate objectives in our Mission Critical Goals and supporting eight Employee Resource Groups. These Employee Resource Groups are employee-led, voluntary internal global networks, open for all to come together to help collaborate, and are focused on building community, creating opportunities for development and creating a positive business impact. We also continue to reinforce a company-wide education and behavior change program that is intended to enhance our corporate culture by promoting a growth mindset and an inclusive approach to decision making and innovation.
We are proud to be an equal opportunity employer. To help us improve our workforce, we participate in or sponsor professional development and recruiting forums. We also offer Akamai Technical Academy, a technical training program aimed at talent who are interested in pursuing a technical career path, but may not be formally educated in science, mathematics or engineering. We partner with the Women Business Collaborative as a Company of Purpose. We post our latest EEO-1 report on our website, which we file with the U.S. Equal Employment Opportunity Commission and summarizes the demographics of our U.S. employees based on federally mandated categories. These categories are not necessarily representative of how our industry or workforce is organized.
Employee Well-Being, Health and Safety
Our employees are our most valuable resource, and they are fundamental to our innovation, our ability to remain nimble and resilient amidst changing market dynamics, the success of our technology, the fostering and maintenance of relationships with our customers and the management of our operations. In addition to offering competitive compensation and benefits, we focus on the development of our people through fostering inclusion and engagement, providing training and development opportunities and implementing health and safety procedures. We seek feedback on our initiatives from employees through a variety of mechanisms, including quarterly anonymous employee engagement surveys.
We have a demonstrated history of investing in our workforce by offering competitive salaries, wages and benefits. Our benefits programs (which vary by country and region) include healthcare and insurance benefits,
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health savings and flexible spending accounts, paid time off, family leave, family care resources, flexible work schedules, wellness days, adoption and fertility assistance, employee assistance programs, tuition assistance, fitness reimbursements and holistic wellness programs, among others. Our wellness programs include educational offerings on healthy lifestyles, access to mental health experts and access to ergonomic advice and equipment.
Given our proven ability to deliver results while working virtually, we have designated over 95% of our employees as working in roles with the ability to perform their responsibilities in an office or at home, which we call FlexBase. We believe flexible workplace opportunities make us a more attractive employer, enable us to recruit from a broader pool of applicants and present additional growth and development opportunities for our employees. As part of the rollout of the FlexBase program, we designed and developed a number of tools and resources to support our employees. Those include content for leaders about how to lead in a hybrid work environment, as well as content for all employees, focusing on how to thrive in a hybrid work environment. Our IT team offers productivity “tech-bytes,” which are bite-sized articles that provide quick access to productivity enhancing tips and tricks using Akamai’s productivity tools.
Striving for Fair and Equitable Pay
Pay equity is core to our values at Akamai. We are committed to fostering an inclusive workforce and we have strived to design our compensation systems to be fair and equitable for all employees globally. Because this is a human process, it’s essential for us to ensure that we’re meeting our intended outcomes. We are committed to monitoring our pay practices and making adjustments when we deem it advisable. Akamai currently conducts annual internal pay equity analyses (with the assistance of a nationally recognized outside consultant). We completed our most recent pay equity analysis in 2025.
Governance
Ethics and Compliance
We work with internal stakeholders to develop risk-based procedures and internal controls integrated with various business processes across Akamai. These procedures are periodically audited or tested, and they focus on ethical conduct, transparency, anti- bribery, sanctions and conflicts of interest. We also actively monitor changes in business climate and emerging laws and regulations to assess risks and adapt our procedures. Akamai maintains an independently hosted Ethics Hotline for all employees and stakeholders that is also available on our website at akamai.ethicspoint.com. Reported concerns are investigated and reviewed quarterly with the Audit Committee.
Human Rights
Respect for human rights is a fundamental value at Akamai. We are committed to providing an inclusive environment that discourages inappropriate behavior, unlawful harassment and discrimination. We are proud to be consistently recognized as a great place to work in various locations in which we operate.
Our Human Rights Policy is available on our website at https://www.akamai.com/company/corporate-responsibility/human-rights. It is intended to promote respect for human rights, foster understanding and provide value to the communities in which we operate. We are committed to ensuring that our employees, the people who work for our contractors, customers, suppliers and individuals in the communities affected by our activities, are treated with dignity and respect.
We have also adopted a Modern Slavery and Human Trafficking Statement available on our website at https://www.akamai.com/site/en/documents/corporate/2025/modern-slavery-and-human-trafficking-statement.pdf. It reflects our belief that respect for human rights is fundamental to unlocking the potential of the internet and an essential value for our employees and the communities in which we operate. We are committed to providing an inclusive environment that is free from illegal and inappropriate behavior.
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Data Privacy and Security
Information Security and Cybersecurity
The data that flows through Akamai’s globally distributed infrastructure is critical to millions of organizations and billions of users worldwide. Protecting that data from cyber threats is important to the position of trust we maintain with our customers and stakeholders. Akamai has a well-established governance structure that enhances our ability to effectively identify, assess and mitigate cyber risks.
A dedicated Information Security Committee works cross-functionally with other Akamai departments, including legal, business, policy and technical functions, as appropriate, to exchange information related to cybersecurity. At the Board level, the Audit Committee receives at least quarterly security updates.
Commitment to Privacy Best Practices
In carrying out our mission to power and protect life online, we accept that the way we process personal data is a critical part of the trust that our customers, employees and the internet community places in us. We also understand the importance of the data protection rights of internet users, customers and employees and compliance with the data protection laws of the countries in which we operate. Akamai’s Data Protection and Privacy Program is designed to protect the personal information that we process through an ethical data program based on privacy principles. Akamai’s Global Data Protection Office, headed by our Chief Privacy Officer, manages this important effort and reports to the Audit Committee at least twice a year. Our program has five main components that we work toward achieving:
Principles-based Compliance:
•Established principles based upon fundamental privacy principles that underlie virtually all privacy laws globally, including: Collection Limitation, Data Quality, Purpose Limitation, Use Limitation, Security, Transparency, Individual Participation and Accountability.
Awareness:
•Promoting a culture of respect for, and thoughtful consideration of, privacy and personal data protection throughout Akamai through an ethical, principles-based approach to privacy.
•Communicating to our employees information about changes in privacy laws, regulations and standards that affect our business.
•Instilling an understanding of different cultures and practices around the world related to the use of individual personal information.
Policies and Procedures:
•Implementing privacy protection policies and related operational procedures that are designed to enable compliance with the law and privacy principles consistent with our culture and mission.
•Utilizing privacy by design tools to timely raise, consider and address privacy concerns at the early stage of service and product development.
•Conducting Privacy Impact Assessments on data use initiatives.
Training:
•Conducting trainings designed to promote awareness and provide employees with privacy-related information and requirements pertinent to their roles and responsibilities.
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Accountability and Transparency:
•Maintaining accountability standards informed by those articulated by the Organization for Economic Co-operation and Development in its Guidelines Governing the Protection of Privacy and Transborder Flows of Personal Data.
•Conducting independent audits of practices and controls.
•Communicating with our employees, customers and the public about our data protection and privacy practices.
In addition, Akamai has established an AI Governance Program covering the principles, policies, and procedures for the responsible, safe, secure, and effective use, development, deployment, operation, monitoring and decommissioning of AI systems. The Board, primarily through the Audit Committee, oversees risks and opportunities arising from the development and use of AI, including implications for data privacy and security, product integrity, intellectual property, and evolving regulatory requirements. Management provides periodic updates on our AI strategy and controls and engages the Board on material AI‑related investments and risk mitigations.
Details and information regarding our privacy and AI policies and practices can be found on our Privacy Trust Center at: https://trust.akamai.com.
Communities
Akamai Foundation
The Akamai Foundation plays a key role in Akamai’s community outreach. The Akamai Foundation focuses on increasing equitable access to STEM education and technology careers. In 2025, the Akamai Foundation awarded over 90 grants totaling approximately $2.63 million, in support of digital equity and inclusion in STEM education, disaster relief efforts and strengthening community networks around the globe.
The diverse passions of our employee volunteers and Akamai Employee Resource Groups enrich our philanthropic and community partnerships. The centerpiece of our employee volunteer efforts is our Danny Lewin Community Care Days program. Each year we honor and celebrate our co-founder Danny Lewin’s spirit with a global initiative to support employees to give back to local communities through events such as participating in blood drives, working at food banks, repairing homes, refreshing playgrounds and creating care packages for ill children. Group volunteer activities are organized for employees in many of our offices worldwide. All of our full-time employees are approved to take the equivalent of up to 16 hours of paid volunteer time per calendar year for approved volunteer activities that take place during their regularly scheduled workday.
Employees in Action
As giving back is a core value at Akamai, we support our employees getting involved with their communities in a variety of ways, whether volunteering their time, expertise and leadership, providing monetary donations, or joining teams to accelerate social impact. Employees can connect with their individual passions and support causes through a variety of Akamai partnerships and programs. In 2025, Akamai employees logged over 9,000 volunteer hours and hosted over 125 volunteer events, both virtually and in-person in 25 different countries.
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Stockholder Engagement
Our management and Board are committed to driving stockholder value and communicating with our investors and other stakeholders. Our stockholder engagement model is summarized below:

During 2025, senior leadership initiated outreach to our 25 largest institutional stockholders, representing approximately 58% of our outstanding shares, to invite them to discuss governance and executive compensation. We engaged with approximately 52% of those investors, discussing a broad range of operational, strategic and governance topics. These engagement efforts and meaningful conversations, combined with additional investor outreach, provided the Board and management with a valuable understanding of investors’ perspectives and an opportunity to exchange views. When the Board conducted its regular reviews of governance and executive compensation, it discussed the input that we received, and the evaluation process was reflective of those views. We were encouraged by the feedback we received and look forward to continuing our dialogue with our stockholders in the coming year.
Public Policy
Akamai believes that responsible corporate citizenship requires active engagement in legislative and regulatory processes. Our engagement with policymakers and advocacy on public policy issues are coordinated by our Global Public Policy group. Members of the Global Public Policy group work closely with our senior leadership to identify legislative and regulatory priorities, both regionally and globally, that will protect and advance our business interests, increase stockholder value and promote the free and responsible use of the internet. The group also works to educate and inform policymakers about Akamai’s technology and solutions and how the internet itself works.
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As part of Akamai’s engagement in the public policy process, we participate in a number of trade associations around the world that advocate for and shape public policy positions that are important to our industry. Trade associations also provide educational, training and professional networking opportunities for their members. We participate in these associations for such opportunities and to help build consensus on issues that we believe will serve our customers and investors. Our membership and participation in these organizations are not an endorsement of all of the activities and positions of these organizations. Accordingly, there may be instances where their positions diverge from ours.
We have not formed a political action committee nor have we donated to individual political candidates or parties.
The Board of Directors
The Board currently consists of eleven persons. Set forth below is information about the professional experiences of each of our nine nominees for election at the Annual Meeting, including his or her specific experience, qualifications and attributes that we believe qualify him or her to serve on the Board. Monte Ford and Ben Verwaayen, each of whom joined our Board in 2013, will be stepping down after the Annual Meeting. We thank them both for all of their contributions to Akamai.
Each of the nominees listed below is currently a director of the Company, seven of whom were previously elected by the stockholders. The information provided is accurate as of March 1, 2026.
Nominees for Director for Terms That Will Expire in 2027

Janaki Akella, age 65 Director since 2025 Audit Committee, Finance Committee

Digital Transformation leader in various roles at Google LLC, a multinational technology company specializing in search and advertising services on the internet, from 2017 to 2023, most recently serving as Chief of Business Operations, Director, Ads Privacy and Safety, from 2020 to 2023
Various roles at McKinsey & Company, a strategy and management consulting firm, from 1999 to 2016, most recently serving as principal

Other Current Boards
Southern Company (NYSE: SO), an American gas and electric utility holding company
SLM Corporation (NASDAQ: SLM), the private education lender more commonly known as Sallie Mae

Fractal.ai, an enterprise AI company supporting large global enterprises with data-driven insights and assisting them in their decision-making through end-to-end AI solutions

Deep expertise in cloud computing, cybersecurity and AI, as well as general management and strategy consulting experience
Experience advising executives and boards on technology strategy, scaling data-driven business and digital risk management

Enhances Board’s focus on security innovation, automation and next-generation cloud solutions, areas central to Akamai’s growth strategy

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Sharon Bowen, age 69 Director since 2021 Audit Committee, ESG Committee

Commissioner of the United States Commodity Futures Trading Commission from June 2014 until retirement in September 2017
Senior Associate and Partner at the law firm Latham & Watkins between 1988 and May 2014
Other Current Boards
Chair of the New York Stock Exchange, a subsidiary of Intercontinental Exchange, Inc.
Intercontinental Exchange, Inc. (NYSE: ICE), a provider of marketplace infrastructure, data services and technology solutions for a diverse set of asset classes
Neuberger Berman Group, a private investment management firm

Deep regulatory, securities, market risk and public policy expertise
Corporate finance, mergers and acquisitions, strategic transactions and corporate governance expertise from her role as a partner at a global law firm
Experience leading ESG initiatives and programs

Marianne Brown, age 67 Director since 2020 Audit Committee, Finance Committee Chair

Retired former executive at Fidelity National Information Services, Inc. (“FIS”), a global financial services technology company, where she was Corporate Executive Vice President and Co-Chief Operating Officer from January 2018 through December 2019
Chief Operating Officer, Institutional and Wholesale Business of FIS from December 2015 through December 2018, when FIS acquired SunGard Financial Systems LLC, a financial software and technology services company
Other Current Boards
The Charles Schwab Corporation (NYSE: SCHW), an investment services firm
Northrop Grumman Corp (NYSE: NOC), an aerospace and defense technology company
International Business Machines Corporation (NYSE: IBM), a multinational technology company
Prior Public Company Boards in Last 5 Years
VMWare, Inc. a provider of cloud computing and virtualization software and services

Extensive leadership experience in technology sales and product management to provide insight into the likely perspectives of Akamai’s current and potential customers
Executive oversight of go-to-market initiatives and organizational and investment strategy
Demonstrated ability to execute and integrate acquisitions and drive operational efficiency

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Bas Burger, age 55 Director since 2025 TL&C Committee, ESG Committee

Executive at BT Group, a British multinational telecommunications company, in a variety of roles around the world since 2008, most recently serving as the CEO of BT International, the division of BT Group that delivers data, voice, security and cloud connectivity solutions to multinational organizations, from April 2025 until February 2026

Deep knowledge of telecommunications and network services gained through decades of industry leadership
Proven track record in driving global sales, channels and go-to-market partnerships and addressing customers’ digital transformation and networking challenges

Offers valuable guidance on international markets, large enterprise customer needs and evolving digital infrastructure trends

Dan Hesse, age 72 Director since 2016 Board Chair since 2021 TL&C Committee, ESG Committee

Former President and CEO, Sprint Corporation, a telecommunications provider, from December 2007 to August 2014
Other Current Boards
PNC Financial Services Group, Inc. (NYSE: PNC), a financial institution
Prior Public Company Boards in Last 5 Years
Tech and Energy Transition Corporation, a non-operating special purpose acquisition company that was subsequently dissolved

Insight into mobile and telecommunications industry affords important insight into strategy deliberations
Experience as a chief executive officer enables him to advise on leadership, management and operational issues
Leverages experience overseeing a large, complex technology company to provide valuable guidance and perspective
Understanding of corporate governance issues

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Tom Killalea, age 58 Director since 2018 Audit Committee, Finance Committee

Founder and President, Aionle LLC, a consulting firm, from November 2014 to December 2021
VP Technology for the Kindle Content Ecosystem, Amazon.com, a multi-national technology company from 2008 to 2014
Other Current Boards
Capital One Financial Corp. (NYSE: COF), a financial services company
Chair of MongoDB, Inc. (NASDAQ: MDB), a database technology company
Satellogic Inc. (NASDAQ: SATL), an earth observation company

Professional focus on internet security issues, a key area of emphasis in Akamai’s strategic plan
Deep experience with cloud computing industry, a key potential area of growth for Akamai
Experience with digital innovation and focus on customer experience
Understanding of the content delivery network business through his work at Amazon
Extensive corporate governance experience serving on several public company boards

Tom Leighton, age 69 Director since 1998	Chief Executive Officer, Akamai, since January 2013 Chief Scientist, Akamai from 1998 to 2012 Professor of Applied Mathematics at the Massachusetts Institute of Technology since 1982 (on leave)
Co-founder and key developer of the software underlying our platform
Unparalleled understanding of our technology and how the internet works
Extensive engagement with Akamai’s investors, customers and prospective customers on a global basis
Crucial source of industry information, technical and market trends and how Akamai can address those needs
Provides the Board with vital information about the strategic and operational challenges and opportunities facing us

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Jonathan Miller, age 69 Director since 2015 TL&C Committee, ESG Committee

CEO of Integrated Media Co., an investment company, since February 2018
Advisor at Advancit Capital, a venture capital firm focusing on early-stage companies, since January 2018, having previously served as a partner since 2013
Other Current Boards
Lee Enterprises, Incorporated (NASDAQ: LEE), a U.S. media and information company
Prior Public Company Boards in Last 5 Years
Interpublic Group of Companies, a marketing solutions provider (acquired by Omnicom Group in November 2025)
Nielsen Holdings plc, a global measurement and data analytics company (acquired by Evergreen Coast Capital Corporation in October 2022)
Ziff Davis, Inc. (formerly J2 Global), a vertically focused digital media and internet company

Insight into the challenges, goals and priorities of media companies such as those that are key current and prospective customers
Key participant in the rapid development of the internet as a global platform for video and audio entertainment
Deep understanding of the ongoing evolution of digital media
Involvement with early-stage media and technology companies gives our management and the Board a window into developments that could shape our industry in the future

Madhu Ranganathan, age 61 Director since 2019 Audit Committee Chair, Finance Committee

President and Chief Financial Officer of Open Text Corporation, a provider of enterprise information management solutions, from April 2018 to March 2025
Executive Vice President and Chief Financial Officer for 24/7 Customer, Inc., a provider of customer engagement technology solutions, from June 2008 to March 2018
Other Current Boards
TriNet Group (NYSE: TNET), a human resources solutions company
Bank of Montreal, a financial services company

Extensive public-company financial expertise that enables her to qualify as an “audit committee financial expert” (as defined by Commission rules) and advise management and other directors on complex accounting and internal control matters
Experience in developing global software and SaaS companies to provide insight from both a customer and an operational perspective
Oversight of acquisition programs position her well to participate in the Finance Committee’s oversight of Akamai’s M&A program
Understanding of complex global tax matters

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Our Executive Officers
Our executive officers as of March 1, 2026 were:

Tom Leighton, age 69, was elected our Chief Executive Officer in January 2013, having previously served as our Chief Scientist since he co-founded the company in 1998. As discussed above, Dr. Leighton also serves on the Board and, while currently on leave, has been Professor of Applied Mathematics at the Massachusetts Institute of Technology since 1982. From 2003 to 2005, Dr, Leighton served as the Chair of the Presidential Informational Technology Advisory Committee on Cybersecurity, and has received numerous awards and accolades related to science, math, technology and engineering.

Aaron Ahola, age 56, was named our Executive Vice President, General Counsel and Corporate Secretary in May 2019. From October 2017 through April 2019, he was Senior Vice President, General Counsel and Corporate Secretary. Mr. Ahola joined Akamai in April 2000. During his tenure, he has served in a variety of positions, including as Vice President and Deputy General Counsel from 2011 to 2017 and our Chief Privacy Officer from 2008 until 2017. Prior to joining Akamai, he worked as a corporate and M&A attorney at Ropes & Gray LLP in Boston and Cleary, Gottlieb, Steen & Hamilton LLP in New York. Mr. Ahola currently serves on the Nasdaq Listing and Hearing Review Council.

Robert Blumofe, age 61, became our Executive Vice President and Chief Technology Officer in March 2021. From April 2016 through February 2021, he was our Executive Vice President, Platform and General Manager of the Enterprise Division, having previously served as our Executive Vice President – Platform since January 2013. Before taking on that role, Mr. Blumofe served in a variety of positions at Akamai since joining us in 1999, including leading the performance team and developing the Akamai Intelligent Edge Platform. Prior to his employment at Akamai, Mr. Blumofe was an Associate Professor of Computer Science at the University of Texas at Austin. He has been widely published in the areas of algorithms and systems for highly distributed and parallel computing.

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Paul Joseph, age 52, became our Executive Vice President, Global Sales and Services in March 2021 and gained the added responsibility for the oversight of our Global Services organization in December 2021. Mr. Joseph joined Akamai in January 2000 and has served in a variety of roles during his tenure with us. From September 2018 through February 2021, he was Senior Vice President, Global Sales for our Media and Carrier Division. Between October 2017 and August 2018, he served as Vice President Field Business Development in our Media Division. From March 2016 through September 2017, he was Vice President of our America Channel Sales group. Prior to such roles, he served in business development and account executive roles at Akamai.

Adam Karon, age 54, became our Chief Operating Officer and General Manager, Cloud Technology Group in March 2021. He joined Akamai in February 2005 and has served in numerous leadership positions during his tenure with us. From March 2017 through February 2021, he was Executive Vice President and General Manager of the Media and Carrier Division. He served as Senior Vice President, Global Services and Support from January 2014 through February 2017. Prior to joining Akamai, Mr. Karon served as a Client Director for Leftbrain, Inc. and as the Director of Technology for Transportation Components, Inc.

Edward McGowan, age 55, became our Executive Vice President and Chief Financial Officer in March 2019 and gained the added responsibility for the oversight of our global IT organization in December 2021. Mr. McGowan began his career at Akamai in 2000 and has served in numerous roles across the organization since that time, including as Senior Vice President, Finance, between September 2018 and February 2019; Senior Vice President, Global Sales Media & Carrier Division from January 2017 through August 2018; and Vice President, Global Carrier Strategy & Sales from April 2013 through December 2016. Before joining Akamai, Mr. McGowan served as Controller for iCast Corporation, a CMGI company. Mr. McGowan also serves as a member of the Board of Directors of WinVest Acquisition Corp. Mr. McGowan is a certified public accountant and started his career in public accounting, working for Arthur Andersen’s High Technology Practice and for PwC in their Transaction Services Group.

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Kim Salem-Jackson, age 49, became our Executive Vice President and Chief Marketing Officer in March 2021. Ms. Salem-Jackson joined us as Vice President of Global Marketing in August 2017 before being promoted to Senior Vice President Marketing and Corporate Communications in November 2019. Prior to joining Akamai, Ms. Salem-Jackson had been Senior Vice President of Worldwide Marketing and Business Development at Informatica, a provider of enterprise cloud management solutions, from August 2015 to August 2017, after holding a number of management roles at the company since joining it in 2008. Ms. Salem-Jackson started her career serving in a variety of marketing and public relations roles. Ms. Salem-Jackson started her career serving in a variety of marketing and public relations roles. She also serves as a member of the Board of Directors of the Akamai Foundation, a member of Fast Company, a member of the Forbes Communications Council, a member of the WSJ Council, Marketing World 50 and was a founding member of Chief, a network designed to empower women in business and leadership roles.

Mani Sundaram, age 50, became our Executive Vice President and General Manager, Security Technology Group in December 2021. Mr. Sundaram began his career at Akamai in February 2007 and has held a variety of positions during his tenure with us. Most recently, he was Executive Vice President Global Services & Support and CIO from November 2018 to December 2021. He also served as Senior Vice President Global Services and Support from March 2017 until November 2018, after serving as Vice President Global Services from January 2015 through February 2017. Prior to Akamai, Mr. Sundaram worked in various roles in engineering, marketing and client services at Virtify Inc. and Stratus Technologies.

Anthony Williams, age 52, became our Executive Vice President and Chief Human Resources Officer in January 2020. He joined Akamai in April 2015 as Vice President, Talent Acquisition and Diversity and served in that role until January 2018 when his title became Vice President, International HR, Talent Acquisition & Diversity. Prior to Akamai, Mr. Williams held a wide range of global human resource positions at First Data Corporation (acquired by Fiserv in 2019), Newell Rubbermaid and Time Warner – Turner Broadcasting System.

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Security Ownership of Certain Beneficial Owners and Management
The following table includes information as to the number of shares of our common stock beneficially owned as of February 20, 2026, by the following:
•each person known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock;
•each of our directors;
•each of our NEOs; and
•all of our executive officers and directors as of February 20, 2026 as a group.
Share amounts are rounded to the nearest whole share unless otherwise indicated. Beneficial ownership is determined in accordance with the rules of the Commission and includes voting and/or investment power with respect to shares. Unless otherwise indicated below, to our knowledge, all persons named in the table have sole voting and investment power with respect to the shares of common stock identified below, except to the extent authority is shared by spouses under applicable law. Beneficial ownership includes any shares that the person has the right to acquire within 60 days after February 20, 2026, including through the exercise of any stock option or the release, vesting or settlement of other convertible securities. Unless otherwise indicated, the address of each person identified in the table below is c/o Akamai Technologies, Inc., 145 Broadway, Cambridge, Massachusetts 02142. On February 20, 2026, there were 145,013,967 shares of our common stock outstanding.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Outstanding (%)
5% Stockholders
The Vanguard Group (1)	18,376,759	12.7%
BlackRock, Inc. (2)	10,026,738	6.9%
Directors
Janaki Akella	0	*
Sharon Bowen (3)	14,493	*
Marianne Brown (4)	18,201	*
Bas Burger	0	*
Monte Ford	27,036	*
Dan Hesse (5)	34,845	*
Tom Killalea (6)	22,868	*
Tom Leighton (7)	2,759,456	1.9%
Jonathan Miller	33,806	*
Madhu Ranganathan (8)	12,249	*
Ben Verwaayen (9)	30,080	*
Other NEOs
Edward McGowan (10)	28,428	*
Paul Joseph (11)	49,688	*
Adam Karon (12)	41,199	*
Mani Sundaram (13)	45,936	*
All executive officers and directors as of February 20, 2026 as a group (18 persons) (14)	3,317,206	2.3%
*Percentage is less than 1% of the total number of outstanding shares of our common stock.
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(1)The information reported is based on a Schedule 13G/A filed with the Commission on October 30, 2025 by The Vanguard Group, Inc. (“Vanguard”), which reports its address as 100 Vanguard Boulevard, Malvern, Pennsylvania 19355. Vanguard reports that it holds shared voting power with respect to 840,071 shares, sole dispositive power with respect to 17,169,204 shares and shared dispositive power with respect to 1,207,555 shares.
(2)The information reported Is based on a Schedule 13G/A filed with the Commission on January 21, 2026 by BlackRock, Inc. (“BlackRock”), which reports its address as 50 Hudson Yards, New York, New York 10001. BlackRock reports that it holds sole voting power with respect to 9,457,471 shares and sole dispositive power with respect to 10,026,738 shares held by it.
(3)Includes 6,215 vested but deferred RSUs.
(4)Includes 11,988 vested but deferred RSUs.
(5)Includes 16,458 vested but deferred RSUs.
(6)Includes 13,938 vested but deferred RSUs.
(7)Includes (i) 108,358 shares held by the TBL Foundation of which Dr. Leighton serves as a trustee, (ii) 2,529,963 shares held by the F. Thomson Leighton and Bonnie B. Leighton Revocable Trust dtd 11/3/99 and (iii) 72,000 shares issuable upon the vesting of RSUs within 60 days after February 20, 2026.
(8)Includes 3,344 vested but deferred RSUs.
(9)Includes 6,372 vested but deferred RSUs.
(10)Includes (i) 113 shares held through our 401(k) plan and (ii) 11,550 shares issuable upon the vesting of RSUs within 60 days after February 20, 2026.
(11)Includes (i) 153 shares held through our 401(k) plan and (ii) 20,684 shares issuable upon the vesting of RSUs within 60 days after February 20, 2026.
(12)Includes (i) 156 shares held through our 401(k) plan and (ii) 25,239 shares issuable upon the vesting of RSUs within 60 days after February 20, 2026.
(13)Includes (i) 23,890 shares held by the MMMM Family Living Trust of which Mr. Sundaram serves as a trustee, (ii) 151 shares held through our 401(k) plan and (ii) 21,895 shares issuable upon the vesting of RSUs within 60 days after February 20, 2026.
(14)Includes (i) 982 shares held through our 401(k) plan and (ii) 220,092 shares issuable upon the vesting of RSUs within 60 days after February 20, 2026.
Board Leadership and Role in Risk Oversight
Chair of the Board
Daniel Hesse has served as our independent Chair of the Board since June 2021. In this role, he works with his fellow directors and management to prepare Board meeting agendas, chairs meetings of the Board (including its independent director sessions) and our annual stockholder meetings and informs other directors about the overall progress of Akamai. Mr. Hesse also provides leadership and advice to management on key strategic initiatives and seeks to ensure effective communication among the committees of the Board. He leads discussions on the performance of the Chief Executive Officer and succession planning for executive officers and other key management positions. Mr. Hesse has also led our annual board evaluation processes since 2021.
Roles of Chair of the Board and CEO
Currently, the roles of Chair of the Board and Chief Executive Officer are held by two different individuals. We believe this structure represents an appropriate allocation of roles and responsibilities at this time. If our various facts and circumstances change, the Board may consider whether a different structure is appropriate. Mr. Hesse, as a strong independent director, plays a key role in working to ensure Board effectiveness, management oversight and adherence to good governance principles. Dr. Leighton, our Chief Executive Officer, is then better able to focus on our day-to-day business and strategy, meet with investors and convey the management perspective to other directors.

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Risk Oversight
The Board has an active role in supervising management’s oversight of Akamai’s risks as described in the graphic below:
In carrying out its risk oversight responsibilities, the Board reviews the long- and short-term internal and external risks facing the Company through its participation in long-range strategic planning and ongoing reports from various standing committees of the Board that address risks inherent to their respective areas of oversight. The Board receives updates at least quarterly from senior management and periodically from outside advisors, which may include topics such as the various risks we face, including operational, product,
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economic, financial, legal, regulatory, geopolitical, talent, health, cybersecurity and competitive risks. In addition, Akamai’s Chief Ethics & Compliance Officer, who reports to the General Counsel, provides at least quarterly updates to the Audit Committee. In addition to regular reports, on an ongoing basis, the Board and management assess the potential impact and likelihood of identified long- and short-term risks, and where appropriate and depending on the immediacy of the risk assessed, implement operational measures and controls. At the management level, we have established disclosure controls to monitor our compliance with securities disclosure obligations.
The Board and our management team have increased their focus on cybersecurity risk oversight and management in recent years. On a quarterly basis and as needed, our Chief Security Officer reports to the Audit Committee to provide information, as applicable and appropriate, on cybersecurity risk management programs and other cyber matters. In addition, all of our employees are required to take annual security compliance training.
Board Committees
The standing committees of the Board consist of the Audit Committee, the ESG Committee, the Finance Committee and the TL&C Committee. Each committee operates under a charter that has been approved by the Board. Copies of the charters are posted in the Investor Relations section of our website at www.ir.akamai.com/corporate-governance/highlights. The Board has determined that all of the members of each of the four standing committees of the Board are independent as defined under The Nasdaq Stock Market, Inc. Listing Rules (the “Nasdaq Rules”), including, in the case of all members of the Audit Committee, the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and, in the case of all members of the TL&C Committee, the independence requirements under Rule 10C-1 under the Exchange Act. Membership on each standing committee as of March 1, 2026 is reflected in the chart below.
Membership in Standing Committees as of March 1, 2026

	Audit	ESG	Finance	TL&C
Janaki Akella	X		X
Sharon Bowen	X	X
Marianne Brown	X		X*
Bas Burger		X		X
Monte Ford		X		X*
Dan Hesse		X		X
Tom Killalea	X		X
Jonathan Miller		X		X
Madhu Ranganathan	X*		X
Ben Verwaayen		X*		X
*Committee Chair
The Audit Committee assists the Board in overseeing the financial and accounting reporting processes and audits of our financial statements, which includes reviewing the professional services and scope provided by our independent auditors, the independence of such auditors from our management, our annual financial statements, our use of non-GAAP measures and metrics and our system of internal financial and IT controls, including cybersecurity, privacy, AI governance and network resiliency matters. At least quarterly, our Chief Compliance Officer and our General Counsel review with the Audit Committee any material ethics or compliance issues or investigations and, at least annually, review the Company’s framework for compliance with applicable laws and regulations. Our Chief Security Officer also meets at least quarterly with the Audit Committee regarding our existing information security organization. The Audit Committee also reviews such other matters with respect to our accounting, auditing and financial reporting practices and procedures as it
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may find appropriate or may be brought to its attention, or as may be delegated to it by the Board from time to time. Our Audit Committee reports to the Board at least quarterly on management’s process for identifying, tracking and mitigating cybersecurity risks, progress on mitigation initiatives and industry-wide developments related to security matters. The Board has determined that Madhu Ranganathan is an “audit committee financial expert” within the meaning of Item 407(d)(5)(ii) under Regulation S-K promulgated by the Commission under the Exchange Act. The Audit Committee held nine meetings in 2025.
The ESG Committee is responsible for, among other things, identifying individuals qualified to become members of the Board; recommending to the full Board the persons to be nominated for election as directors and to each of its committees; assisting the Board in determining and monitoring whether a director or prospective director is “independent” within the meaning of any applicable rules and laws; overseeing the self-evaluation of the Board, including the performance of individual directors; reviewing the Board’s leadership roles; reviewing corporate culture; reviewing stockholder proposals relating to corporate governance matters and making recommendations to the Board in response thereto; and reviewing and making recommendations to the Board with respect to corporate governance practices, including the Company’s Corporate Governance Guidelines, Amended and Restated Bylaws of Akamai Technologies, Inc., as amended by Amendment No. 1 (“Bylaws”) and other key governance policies. The ESG Committee also spends significant time reviewing management’s initiatives with respect to environmental, social and governance matters as well as overseeing risks related to such environmental, social and governance matters and the mitigation of such risks. The ESG Committee held seven meetings in 2025.
The Finance Committee is responsible for, among other things, reviewing matters pertaining to the Company’s capital structure and corporate finance strategy, overseeing the Treasury function, reviewing proposed acquisitions and similar strategic transactions and material contractual commitments, evaluating and assessing completed acquisitions, overseeing our defined contribution and other benefit and retirement plans, reviewing Akamai’s material insurance programs and assisting and advising management on its operating plans, including any specific plans in place from time to time related to margin improvement, creation of long-term stockholder value or meeting other financial goals. The Finance Committee held eight meetings in 2025.
The TL&C Committee assists the Board in discharging its oversight responsibilities relating to talent development, succession planning, compensation of our executive officers, directors and other employees and employee health, safety and engagement. The TL&C Committee assists in determining the compensation of our Chief Executive Officer and other executive officers, including administering our bonus, incentive compensation and stock plans, approving equity grants and approving the salaries and other compensation benefits of our executive officers. In addition, the TL&C Committee consults with our management regarding human capital management, including our benefit plans and compensation policies and practices, as well as our leadership development initiatives. It also provides counsel and oversight to our management team on key human resource management strategies and programs, including those related to diversity, engagement and inclusion, pay equity and other related initiatives, initiatives involving corporate culture, enterprise-wide talent development and succession planning. The TL&C Committee is directly responsible for the appointment and oversight of our independent compensation consultants and other advisors it retains. The TL&C Committee held seven meetings in 2025.
Meeting Attendance
The Board held five meetings during 2025. Each incumbent director, other than Mr. Burger, attended more than 75% of the aggregate number of meetings of the Board and each committee on which he or she served during the fiscal year ended December 31, 2025. Mr. Burger joined the Board in July 2025, after which only two meetings of the full Board and three meetings of the committees on which he serves were held in 2025. Mr. Burger was unable to attend one Board meeting and one of each committee meeting during this period due to a death in his immediate family.
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All directors are expected to attend regular Board meetings, Board committee meetings for committees on which the director serves and our annual meeting of stockholders. All of our directors then in office attended the 2025 Annual Meeting of Stockholders.
Determination of Independence
Under the Nasdaq Rules, a director of Akamai will only qualify as an “independent director” if, in the opinion of the Board, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The Board has determined that each member of the Board, other than Dr. Leighton, is an “independent director” as defined under Nasdaq Rule 5605(a)(2).
In making its independence determination with respect to Ms. Ranganathan, the Board considered that, in 2025, Akamai sold approximately $1.3 million of products and services to, and purchased approximately $500,000 in products and services from, Open Text Corporation, where Ms. Ranganathan was an executive officer from April 2018 to March 2025. The amount of sales and the amount of purchases in 2025 were less than 1% of Open Text’s annual revenues and less than 1% of Akamai’s annual revenues, and the transactions were conducted in the ordinary course of business, on commercial terms and on an arms’-length basis.
In making its independence determination with respect to Mr. Burger, the Board considered that, in 2025, Akamai generated approximately $36.4 million in revenue through sales of products and services either directly to affiliates of BT Group plc ("BT Group"), or through reseller relationships with BT Group affiliates, and purchased approximately $1.4 million in products and services from BT Group affiliates. Mr. Burger has served in a variety of executive roles at BT Group entities, most recently serving as the CEO of BT International from April 2025 until February 2026. The amount of sales and the amount of purchases in 2025 were less than 1% of BT Group's annual revenues and less than 1% of Akamai's annual revenues, and the transactions were conducted in the ordinary course of business, on commercial terms and on an arm's-length basis.
Our independent directors meet separately as part of each Board meeting and at other times as appropriate. In the independent director sessions, Mr. Hesse and the other independent directors review management performance, assess the focus and content of meetings of the Board and establish the strategic issues that the Board believes should be the focus of management’s attention to drive short-term and longer-term business success. Mr. Hesse then provides feedback to the Chief Executive Officer and other members of management on their performance and important issues on which the independent members of the Board believe management should focus.
Director Compensation
The TL&C Committee, with our independent compensation consultant, periodically reviews the compensation structure and levels paid to non-employee directors and makes recommendations for adjustments, as appropriate, to the Board. Our objective is to pay non-employee directors at or near the median of our executive compensation benchmarking peer group, to award the majority of compensation in equity and to review its competitiveness to the market every few years.
The following table sets forth compensation earned by or paid in 2025 to individuals who served on the Board for any portion of that year for their service as directors, other than Dr. Leighton, who does not receive any
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compensation for his services as a director and whose compensation is reflected in “Executive Compensation Matters” below.

Name	Fees Earned or Paid in Cash ($) (1)	Stock Awards ($) (2)	Total ($)
Janaki Akella (3)	—	234,397	234,397
Sharon Bowen (4)	75,000	274,928	349,928
Marianne Brown (5)	80,000	304,924	384,924
Bas Burger (6)	—	234,397	234,397
Monte Ford (7)	80,000	304,924	384,924
Dan Hesse (8)	100,000	349,958	449,958
Tom Killalea (9)	75,000	274,928	349,928
Jonathan Miller (10)	75,000	274,928	349,928
Madhu Ranganathan (11)	80,000	304,924	384,924
Ben Verwaayen (12)	80,000	304,924	384,924
Bill Wagner (13)	58,562	—	58,562
(1)Cash retainer amounts are paid in arrears for the annual service period ending on the date of the annual stockholder meeting. Throughout the year, all directors earn a pro rata portion of the cash retainer payable to them in the amounts described in the description of the director compensation plan below.
(2)For directors other than Ms. Akella and Mr. Burger, who were appointed to the Board on July 7, 2025, consists of deferred stock units (“DSUs”) granted to such directors on May 14, 2025. For Ms. Akella and Mr. Burger, consists of DSUs granted to such directors on July 12, 2025. Amounts reflect the aggregate grant date fair value computed in accordance with Financial Accounting Standards Board (“FASB”), Accounting standards Codification (“ASC”) Topic 718 for equity awards granted to the directors. The assumptions we use in calculating these amounts are discussed in Note 18 of the notes to our consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K.
(3)At December 31, 2025, Ms. Akella held 3,028 unvested DSUs.
(4)At December 31, 2025, Ms. Bowen held 3,547 unvested DSUs.
(5)At December 31, 2025, Ms. Brown held 3,934 unvested DSUs.
(6)At December 31, 2025, Mr. Burger held 3,028 unvested DSUs.
(7)At December 31, 2025, Mr. Ford held 3,934 unvested DSUs.
(8)At December 31, 2025, Mr. Hesse held 4,515 unvested DSUs.
(9)At December 31, 2025, Mr. Killalea held 3,547 unvested DSUs.
(10)At December 31, 2025, Mr. Miller held 3,547 unvested DSUs.
(11)At December 31, 2025, Ms. Ranganathan held 3,934 unvested DSUs.
(12)At December 31, 2025, Mr. Verwaayen held 3,934 unvested DSUs.
(13)At December 31, 2025, Mr. Wagner did not have any unvested DSUs. Mr. Wagner resigned from the Board effective February 24, 2025.
In 2025, our independent compensation consultant, Compensia, Inc. ("Compensia"), conducted a benchmarking review of our non-employee director compensation, covering both compensation levels and program design as compared to our peer group, and shared its findings with the TL&C Committee. Although our typical cadence for reviewing Board compensation is every other year, the TL&C Committee asked Compensia, its new independent advisor for 2025, to conduct a review to provide a fresh perspective on our programs. Based on the results of the review, the TL&C Committee made no changes to director compensation for 2025.
Under our non-employee director compensation plan, non-employee directors are entitled to receive annual compensation of $350,000, of which $75,000 is paid in cash and $275,000 is paid in DSUs representing the right to receive shares of Akamai common stock. This compensation is generally paid or, in the case of DSUs, granted, on the date of our annual meeting of stockholders (or, in the case of newly appointed or elected directors, on or about the date of their appointment or election to the Board), and the number of DSUs issued is based on the fair market value of our common stock on that date. For so long as the person remains a director, DSUs will vest in full on the first anniversary of the grant date, but a director may defer distribution of his or her shares for up to ten years. If a director has completed one year of service on the Board, vesting of 100% of the DSUs held by such director will accelerate at the time of his or her departure from the Board.
In addition, our Chair of the Board receives $100,000 of additional annual compensation, of which $25,000 is paid in cash and $75,000 is paid in DSUs. Chairs of the Audit Committee, the TL&C Committee, the Finance
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Committee and the ESG Committee receive $35,000 of additional compensation, of which $5,000 is paid in cash and $30,000 is paid in DSUs. We also reimburse directors for reasonable out-of-pocket expenses incurred in attending meetings of the Board.
Stock Ownership Guidelines
We have adopted minimum stock ownership guidelines for our senior management team and Board. Pursuant to the guidelines, which were last revised in March 2024, each member of Akamai’s senior management team is required to own a number of shares of our common stock having at least the value calculated by applying the following multiples: for the Chief Executive Officer, six times his base salary; for our other NEOs and each other individual who is an Executive Vice President, three times his or her base salary; and for other senior executives who participate in the executive compensation program overseen by the TL&C Committee, one times his or her base salary. In addition, each non-employee director is required to own a number of shares of our common stock having a value equal to five times his or her then-current base annual cash retainer. Non-employee directors have three years from the date of election or appointment to attain required ownership levels. The Chief Executive Officer and each other senior executive has five years from the date of his or her respective appointment to attain required ownership levels. Unvested options, RSUs and DSUs and vested but unexercised options do not count toward satisfying the requirements; vested but undistributed DSUs do count toward satisfying the requirements.
If a director’s base cash retainer or an executive’s base salary is increased, the minimum ownership requirement is re-calculated at the end of the year in which the increase occurred, taking into account our stock price at that time. If a non-employee director or executive does not meet the ownership guidelines as of a test date that occurs after the period of time for attainment of the ownership level, he or she will not be permitted to sell any shares of our common stock until such time as he or she has exceeded the required ownership level, provided that such restriction does not apply to sales on such individual’s behalf to meet any tax withholding obligations. A more detailed description of these guidelines, including the timeline for compliance, is set forth in our Corporate Governance Guidelines, which are posted on our website at www.ir.akamai.com/corporate-governance/highlights.
Insider Trading Policies and Procedures
The Company has adopted a Statement of Company Policy on Securities Transactions by Akamai Personnel (the “Insider Trading Policy”) governing the purchase, sale and/or other dispositions of the Company’s securities by directors, employees and consultants of Akamai and their respective related persons. The Insider Trading Policy also covers transactions by the Company in its own securities. We believe the Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq listing standards.
ESG Committee’s Process for Reviewing and Considering Director Candidates
The ESG Committee assists the Board in identifying and attracting individuals qualified to become members of the Board. In executing its mission to solicit qualified candidates to become directors of Akamai, the ESG Committee seeks to attract qualified potential candidates from varied backgrounds who have a strong desire to understand and provide insight about Akamai’s business and corporate goals; to understand and contribute to the role of the Board in representing the interests of stockholders; and to promote good corporate governance and ethical behavior by the members of the Board and our employees.
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Criteria Used to Consider Nominees to the Board of Directors
In assessing whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, the ESG Committee will apply the criteria attached to its charter. These criteria include, but are not limited to:
•integrity, honesty and adherence to high ethical standards;
•business and financial acumen, experience, ability to exercise sound judgments in matters that relate to the current and long-term objectives of the Company and willingness to contribute positively to the decision-making process of the Company;
•commitment to understand the Company’s business and industry and regularly attend and participate in meetings;
•ability to contribute to the diversity of the Board;
•avoidance of potential conflicts of interest that would impair the ability to represent the interests of the Company and its stockholders; and
•ability to understand the conflicting interests of the various constituencies of the Company.
The Board particularly values demonstrated leadership experience and skills and reputation for high standards of honesty, ethics and integrity. Although the ESG Committee does not assign specific weights to particular criteria, we believe that it is essential that all potential Board members have integrity and honesty, adhere to high ethical standards and possess a commitment to dedicate the necessary time and attention to Akamai and an ability to act in the interests of all stockholders without any potential personal conflict of interest. The ESG Committee and the Board believe that the backgrounds and qualifications of its directors, considered as a group, should provide a composite mix of experience, perspectives, knowledge and abilities that will allow the Board to fulfill its responsibilities.
With respect to considering whether to re-nominate our incumbent directors, the ESG Committee and the full Board apply the criteria discussed above, in addition to considering the evolving needs of Akamai. In addition, the ESG Committee and the full Board take into account whether a director has served for more than 12 years on the Board and may consider information available to it about directors’ professional status and performance on other boards of directors. If there is a material change in a director’s professional status, under our Corporate Governance Guidelines, that director must offer to resign from the Board and in considering whether to accept the resignation, the ESG Committee considers whether the director’s new status continues to complement the Board’s skills and qualities and recommends to the Board whether to accept such director’s resignation. A more detailed description of the director qualification standards is set forth in our Corporate Governance Guidelines, which are posted on our website at www.ir.akamai.com/corporate-governance/highlights.
Importance of Diversity
The Board believes that diversity in its membership is important to serving the long-term interests of stockholders. Since adoption in 2003, the Criteria for Nomination as a director appended to Akamai’s ESG Committee charter has emphasized the importance of diversity in determining the appropriate composition of the Board. The Criteria, which were most recently revised in November 2025, specifically state, “The [ESG] Committee shall actively consider nominees who can contribute to the diversity of the Board. Nominees shall not be discriminated against on the basis of race, religion, national origin, sex, sexual orientation, disability or any other basis proscribed by law.”
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Process for Identifying Candidates to Serve as Directors
To identify and evaluate attractive candidates, the members of the ESG Committee actively and regularly solicit recommendations for highly-qualified director candidates, including from other members of Akamai’s Board and other professional contacts. From time to time, we have also retained professional search firms to help identify individuals that would meet our selection criteria. As potential candidates emerge, the ESG Committee meets from time to time to evaluate biographical information and background material relating to potential candidates; discusses those individuals with other members of the Board; and reviews the results of personal interviews and meetings conducted by members of the Board, senior management and our outside advisors. In considering new Board members, our Corporate Governance Guidelines set forth a process requiring that the initial list of individuals under consideration by the ESG Committee include one or more qualified candidates who can contribute to the diversity of the Board. If a search firm is used, it is instructed to do the same. The ESG Committee regularly reviews the director selection process, including the criteria for nomination as a director appended to the ESG Committee charter.
Stockholders may recommend individuals to the ESG Committee for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials and a statement as to whether the stockholder or group of stockholders making the recommendation has beneficially owned more than 5% of our common stock for at least a year as of the date such recommendation is made, to the Environmental, Social and Governance Committee, c/o Corporate Secretary, Akamai Technologies, Inc., 145 Broadway, Cambridge, Massachusetts 02142. Assuming that appropriate biographical and background material has been provided on a timely basis, the ESG Committee will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Stockholders also have the right under the Bylaws to directly nominate director candidates, without any action or recommendation on the part of the ESG Committee or the Board, by following the procedures set forth in our Bylaws and described under “Deadlines for Submission of Stockholder Proposals and Director Nominations for the 2027 Annual Meeting” below.
Stockholder Communications
The Board will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. The Chair of the Board, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he or she considers appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the Chair of the Board considers to be important for the Board to know.
Stockholders who wish to send communications on any topic to the Board should address such communications to: Board of Directors, c/o Corporate Secretary, Akamai Technologies, Inc., 145 Broadway, Cambridge, Massachusetts 02142.
Compensation Committee Interlocks and Insider Participation
Messrs. Ford, Hesse, Miller and Verwaayen were members of the TL&C Committee during all of 2025. Mr. Wagner, a former member of the Board, was a member of the TL&C Committee until his resignation from the Board on February 24, 2025. Mr. Burger joined the TL&C Committee upon his appointment to the Board in July 2025. No member of the TL&C Committee was at any time during 2025, or formerly, an officer or employee of Akamai or of any of our subsidiaries, and no member of the TL&C Committee had any relationship with us requiring disclosure under Item 404 of Regulation S-K under the Exchange Act. No member of the TL&C Committee receives compensation, directly or indirectly, from Akamai in any capacity other than as a director.
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None of our executive officers served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity where an executive officer of that entity also served as a director or member of our TL&C Committee at any time during 2025.
Report of the Audit Committee
The Audit Committee of the Board has furnished the following report on the Audit Committee’s review of our audited financial statements:
The Audit Committee is responsible for, among other things:
•monitoring the integrity of Akamai’s consolidated financial statements, including our use of non-GAAP measures and metrics;
•oversight of Akamai’s compliance with legal and regulatory requirements;
•oversight of Akamai’s system of internal controls (including oversight of our internal audit function, which reports directly to the Audit Committee);
•oversight of Akamai’s management of cybersecurity and data privacy risks;
•appointment, oversight and evaluation of the qualifications, independence and performance of our internal and independent auditors with the authority to replace Akamai’s independent auditors;
•review and oversight of the handling of ethical and compliance issues brought to the attention of management and the Board; and
•review of management’s enterprise risk assessments.
The Audit Committee acts under a written charter, which was last revised in June 2024, that is available on our website at www.ir.akamai.com/corporate-governance/highlights. The members of the Audit Committee are independent directors as defined by the Audit Committee charter and the Nasdaq Rules and Exchange Act.
Akamai’s management is responsible for the financial reporting process, including Akamai’s system of internal controls, and for the preparation of consolidated financial statements in accordance with GAAP. PricewaterhouseCoopers LLP (“PwC”), Akamai’s independent auditor, is responsible for auditing those financial statements and expressing an opinion as to their conformity with GAAP. The Audit Committee’s responsibility is to oversee and review these processes, including our use of non-GAAP measures and metrics. The members of the Audit Committee are not, however, professionally engaged in the practice of accounting or auditing and do not provide any expert or other special assurance as to the financial statements concerning compliance with laws, regulations or GAAP or as to auditor independence.
Our Vice President of Internal Audit reports directly to the Audit Committee. Throughout the year, the Internal Audit function periodically conducts testing of Akamai’s internal financial and IT controls. The annual internal audit plan is reviewed by the Audit Committee. Individual audit findings are reviewed at Audit Committee meetings and any deficiencies are reviewed with management.
We reviewed Akamai’s audited consolidated financial statements that were included in Akamai’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the Commission, which we refer to herein as the Financial Statements. We reviewed and discussed the Financial Statements with Akamai’s management and PwC. PwC has represented to the Audit Committee that, in its opinion, Akamai’s Financial Statements were prepared in accordance with GAAP. We discussed with PwC the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the Commission.
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We also discussed with PwC its independence from Akamai and considered whether PwC’s rendering of certain services to Akamai, other than services rendered in connection with the audit or review of the Financial Statements, is compatible with maintaining PwC’s independence. See “Ratification of Selection of Independent Auditors” included elsewhere in this Proxy Statement. In connection with these matters, Akamai received the written disclosures and letter from PwC required by the applicable requirements of the Public Company Accounting Oversight Board.
Based on our review of the Financial Statements and reports to us and our participation in the meetings and discussions described above, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee charter, we recommended to the Board that the Financial Statements be included in Akamai’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025 as filed with the Commission.
We, the undersigned members of the Audit Committee, have also appointed PwC to act as Akamai’s independent auditors for 2026.

Audit Committee

Madhu Ranganathan—Chair	Sharon Bowen	Tom Killalea
Janaki Akella	Marianne Brown
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Certain Relationships and Related Party Transactions; Code of Ethics; Interest in Annual Meeting Matters
Akamai did not enter into any transactions in 2025 of the type required to be disclosed under Item 404 of Regulation S-K under the Exchange Act. Under our written Code of Ethics, each of our employees and members of the Board is prohibited from entering into any business, financial or other relationship with our existing or potential customers, competitors or suppliers that might impair, or appear to impair, the exercise of his or her judgment for Akamai. Our Code of Ethics also prohibits situations involving Akamai entering into a business transaction with an executive officer or director, a family member of an executive officer or director, or a business in which such a person has any significant role or interest if such a transaction could give rise to a conflict of interest. Our executive officers and directors are obligated under the Code of Ethics to disclose to our Legal Department any existing or proposed transaction or relationship that reasonably could be expected to give rise to a conflict of interest. Under the procedures guided by our Code of Ethics and Audit Committee charter, proposed related-party transactions are subject to review to determine if they are in the best interests of Akamai and our stockholders and the conditions, if any, under which such transactions may proceed. Proposed transactions involving executive officers, other than the General Counsel, are reviewed and subject to approval by the General Counsel after notifying the Audit Committee and the Chair of the Board. Proposed transactions involving the General Counsel or a director are reviewed and subject to approval by disinterested members of the Audit Committee after notifying the Chair of the Board.
No person who served as a director or executive officer of Akamai during the year ended December 31, 2025 has a substantial interest, direct or indirect, in any matter to be acted upon at the Annual Meeting. Each executive officer serves at the discretion of the Board and holds office until his or her successor is elected and qualified or until his or her earlier resignation or removal. There are no family relationships among any of our directors or executive officers.
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Part Two – Executive Compensation Matters
Compensation Discussion and Analysis (“CD&A”)
The following discussion and analysis of Akamai’s executive compensation objectives, policies and practices is designed to provide an overview of the material elements of our compensation structure.
Our Named Executive Officers (“NEOs”)
This discussion is focused on the following persons who served as Akamai executive officers in 2025.

Name	Title	Date Appointed to Current or Former Role	Year of Hire
Tom Leighton	Chief Executive Officer	January 2013	1998
Edward McGowan	EVP, Chief Financial Officer and Treasurer	March 2019	2000
Paul Joseph	EVP, Global Sales and Services	December 2021	2000
Adam Karon	COO and General Manager, Cloud Technology Group	March 2021	2005
Mani Sundaram	EVP and General Manager, Security Technology Group	December 2021	2007
Executive Summary
In this Executive Summary, we describe our guiding principles on executive compensation, how those principles have informed our program design, compensation levels and performance targets. We also discuss key compensation policies and practices.
Our strong belief that executives’ interests should be aligned with our stockholders’ experience underpins our executive compensation program. Consistent with this goal, our compensation program is designed so that a substantial portion of our executive officers’ target annual compensation opportunity is both variable in nature and “at-risk.” In addition, the TL&C committee sets challenging performance goals for each of the metrics used under our incentive compensation programs so that what executives ultimately earn is based on strong performance measured against pre-established objectives that are key to our success and, ultimately, stockholder value creation.
•Base Salaries: None of our NEOs, including our CEO (whose base salary has been set at $1 since his appointment as CEO in 2013), received base salary adjustments in 2025.
•Annual Incentive Bonus Opportunities: All of our NEOs maintained the same annual incentive bonus target percentages for 2025 as in 2024. Based on the achievement of pre-established metrics, the 2025 annual incentive bonuses for our NEOs were earned and paid at 151.3% of target. Our annual incentive bonus awards are paid in stock.
•Equity Awards (Long-Term Incentives): Equity awards for our NEOs were granted in the first quarter of 2025 in accordance with our executive compensation calendar. We expect to continue granting on this calendar cadence. The 2025 awards reflected year‑over‑year increases designed to support market alignment, maintain competitive compensation levels and reward performance.
•Provide Few, if any, Perquisites: Consistent with our past practice, we provided few, if any, perquisites to our NEOs in 2025.
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Our Compensation Philosophy

Aligning Executive Compensation with our Performance and Values
Akamai seeks to align executive compensation with performance by:
•providing compensation that is primarily variable and at risk based on both our financial performance and the performance of our stock price;
•tying annual bonuses to performance against specific financial measures that require achievement of rigorous financial targets for payment, with a modifier based on ESG objectives;
•utilizing restricted stock units (“RSUs”) subject to performance-based vesting (“PRSUs”), that require achievement of rigorous financial targets in order to vest; and
•granting RSUs that require us to meet relative total shareholder return (“TSR”) targets in order to vest (“relative TSR-Based RSUs”).
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The charts below show the percentage of “at risk” 2025 compensation for our Chief Executive Officer and the average for our other NEOs at target.

Overview of Compensation Components
We structure the compensation opportunities for our NEOs using three principal components: base salary, annual bonuses and long-term equity incentives. Within our long-term equity incentive program, we grant three types of awards: time-vesting RSUs, PRSUs and relative TSR-Based RSUs. In making decisions about how to balance different compensation components, we first adhere to our overarching compensation principles outlined above. In addition, we consider the practices of our peer group, our business model, current strategic priorities and individual factors, such as the ability of a given executive to contribute to our results.

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In the graphic below, we provide an overview of each material component of our 2025 executive compensation program and describe how each component is tied to our compensation objectives.

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Compensation Policies and Practices Highlights
Every year, the TL&C Committee assesses the effectiveness of the performance of our compensation plans and practices. We evaluate the financial metrics and ESG objectives we use and how our programs compare with those used by our peer group companies. We also evaluate whether our compensation continues to align with performance. In recent years, we have continuously taken steps to strengthen and improve our executive compensation policies and practices. Highlights of our current policies and practices include:

Highlights
We align executive compensation with the interests of our stockholders by designing our executive compensation program to avoid excessive risk and foster sustainable growth	✓	Focus on performance-based pay
	✓	Include a relative market-based performance metric (TSR) in executive compensation
	✓	Pay NEOs annual bonuses in Akamai common stock
	✓	Utilize double-trigger change in control provisions for all equity awards
	✓	Utilize objective performance metrics
	✓	Provide few, if any, perquisites
	✓	Have stock ownership guidelines that apply to officers and directors
	✓	Cap bonus and performance-based equity awards through maximum payouts
	✓	Mitigate undue risk in compensation programs

We adhere to executive compensation best practices	✓	Prohibit hedging transactions and short sales
	✓	Prohibit pledging of Akamai stock
	✓	Maintain Clawback Policies
	✓	Mitigate potential dilutive effect of equity awards through robust share repurchase program
	✓	Utilize an independent compensation consulting firm that provides no other services to Akamai
	✓	Provide reasonable post-employment/change in control provisions
	✓	No employment contracts (other than Dr. Leighton and unless required by law)
	✓	No repricing underwater stock options without stockholder approval
	✓	No excise tax gross-ups upon change in control
CEO Compensation
In establishing Dr. Leighton’s salary as CEO, the TL&C Committee considered Dr. Leighton’s compensation history, his significant equity holdings as a co-founder, peer group practices and the desire for performance-based compensation to constitute the majority of his pay package. This approach conforms to our philosophy of aligning his compensation with the interests of our long-term investors. Accordingly, Dr. Leighton’s annual salary has been set at $1 since his appointment as CEO in 2013. As in prior years, the remainder of his annual compensation is paid to him entirely in shares of our common stock to reinforce and further the alignment of his compensation with stockholder interests, and is designed to be market competitive and tied to our performance. Ultimately, nearly 100% of Dr. Leighton’s compensation is at risk.
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2025 Executive Compensation Program and Results
Base Salary
Base salary is used to provide NEOs with a fixed amount of annual cash compensation. The TL&C Committee views base salary as a way to attract and retain talent by providing a reliable source of income without encouraging excessive risk-taking. In order to ensure that our programs provide significant alignment with our stockholders’ interests, base salaries represent a relatively small percentage of each NEO’s total compensation. The table below reflects 2025 salary levels for our NEOs as well as the percentage increase from prior year base salaries:

Year-End 2025 Base Salaries for NEOs

Name	2025 Salary Level	Percentage Increase from 2024
Dr. Leighton	$1	0%
Mr. McGowan	$535,000	0%
Mr. Joseph	$520,000	0%
Mr. Karon	$570,000	0%
Mr. Sundaram	$500,000	0%
None of our NEOs received a base salary increase in 2025.
Annual Bonuses
Annual bonuses are performance-based awards that are intended to drive the achievement of and reward key business results. Each year, the TL&C Committee sets a Target Annual Bonus Opportunity for each NEO based upon the NEO’s role and responsibilities, internal equity considerations and peer group data. In addition, the TL&C Committee believes that the Target Annual Bonus Opportunity should comprise a more significant portion of an NEO’s target total compensation as the individual’s level of responsibility increases. For each NEO other than Dr. Leighton, whose base salary is $1, his Target Annual Bonus Opportunity is expressed as a percentage of his base salary.
Under the 2025 annual incentive program, each NEO had the opportunity to earn between 0% and 200% of his Target Annual Bonus Opportunity based on performance against pre-determined financial targets. The TL&C Committee believes that these goals and objectives encourage a balanced focus on revenue growth and profitability.
Consistent with prior years since 2021, the 2025 annual incentive program incorporates a payout modifier based on our achievement against designated objectives established by the TL&C Committee. The objectives are centered on human capital and environmental sustainability metrics. If management exceeds these objectives, the bonus earned based on the financial metrics is increased by up to 10% (for a maximum aggregate bonus payout opportunity of 220% of target); if management fails to meet the objectives or only partially meets the objectives, the bonus earned based on the financial metrics is decreased by up to 10%.
Consistent with prior years, earned 2025 annual incentives for the NEOs were paid entirely in shares of our common stock in lieu of cash to further align compensation with stockholder interests.
The table below reflects the structure, goals and outcomes of the 2025 annual incentive program. For performance at intermediate achievement levels not specified in the chart, the amount paid is calculated based on where actual performance falls proportionately between the two identified tiers. The overall payout percentage against the Target Annual Bonus Opportunity, excluding the effect of the bonus modifier, was 149.2% due to performance on revenue (adjusted for foreign exchange) and non-GAAP operating income that
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fell between target and maximum levels. A description of revenue (adjusted for foreign exchange) and non-GAAP operating income are provided below under the section titled “Financial Metrics Definitions.”

Metric	% Weighting		2025 Threshold (0% payout) (millions)	2025 Target (100% payout) (millions)	2025 Maximum (200% payout) (millions)	2025 Actual (millions)	Payout % Against Target
Revenue (adjusted for foreign exchange)*	50%	Revenue is a fundamental measure of our success at selling our solutions, innovating and competing in the marketplace.	$3,693.3	$4,103.7	$4,514.1	$4,137.6	108.3%
Non-GAAP Operating Income*	50%	Non-GAAP operating income is an indicator of profitability that eliminates the effects of events that either are not part of our core operations or are non-cash; we use it as a component of the annual bonus plan to align our NEOs’ interests with those of our investors.	$1,015.8	$1,128.6	$1,241.5	$1,230.3	190.1%
Overall Payout as a % Against Target (excluding effect of ESG modifier)							149.2%
*Refer to “Financial Metrics Definitions” below for an explanation of the calculation of this measure.
Following year end, management provided the TL&C Committee with a performance assessment relative to the bonus modifier objectives established by the TL&C Committee. Following review of the performance assessment, the TL&C Committee determined a score of positive 1.39 percentage points, resulting in a final bonus funding, factoring the bonus modifier, of 151.3% of target. This was calculated by increasing the 149.2% reflected in the table above by the positive 1.39% modifier (or, in other words, by multiplying 149.2% by 101.39%).
The table below shows each NEO’s target bonus as a percentage of base salary (if applicable), target bonus payout for 2025 and actual bonus earned for 2025. The target bonus payout is calculated by multiplying the NEO’s base salary by his target bonus percentage (if applicable). The actual bonus earned is calculated by multiplying the NEO’s target bonus payout by our overall payout percentage, which was 151.3% for 2025 as described above.

Name	2025 Target Bonus Percentage	2025 Target Payout	2025 Actual Bonus Earned
Dr. Leighton	*Not applicable	$1,500,000	$2,268,956
Mr. McGowan	85%	$454,750	$687,872
Mr. Joseph	100%	$520,000	$786,571
Mr. Karon	100%	$570,000	$862,203
Mr. Sundaram	80%	$400,000	$605,055
*In accordance with the terms of his annual incentive plan, Dr. Leighton’s 2025 annual bonus is not based on a percentage of his base salary of $1.

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Long-Term Equity Incentives
We believe that long-term equity-based compensation grants motivate and reward strong corporate performance and drive long-term value creation for stockholders. In addition, these awards assist in attracting and retaining our NEOs. The chart below explains why we granted each award type to our NEOs in 2025.

Type of RSU	Why We use This Type of RSU	Vesting Schedule	Weighting
Time-Vesting RSUs	Vesting based on continued employment; help retain our NEOs and incentivize them to enhance stockholder value.	1/3 annually over 3 years	50%
PRSUs	Vesting based on performance against specific financial metrics; align our NEOs’ compensation with our corporate performance.	3-year cliff*	20%
Relative TSR-Based RSUs	Vesting based on our stock price performance relative to a defined peer group; align our NEOs’ compensation with how our stock price has performed relative to the S&P 500 Index, which we refer to as the Index Group, enhancing the alignment of management and investor interests.	3-year cliff*	30%
*PRSUs have three one-year performance periods and are eligible to be earned following completion of each such one-year performance period and the TL&C Committee’s certification of Akamai’s financial results after the end of each such performance period. Any earned portion of the PRSUs cliff vests at the end of the final performance period. Relative TSR-Based RSUs are eligible to be earned and vest following completion of a three-year performance period and the TL&C Committee’s certification of Akamai’s financial results after the end of such three-year performance period.

In increasing 2025 equity target award opportunities, the TL&C Committee considered market‑competitive compensation in combination with each NEO’s performance, scope of role, leadership and the need to retain critical talent during our ongoing business transformation. The table below shows 2025 grant-date target long-term equity incentive values for our NEOs and the allocation of target value among the long-term equity awards granted to our NEOs:

Name	Value of Time-Vesting RSUs	Target Value of PRSUs	Target Value of Relative TSR-Based RSUs	Total
Dr. Leighton	$6,885,000	$2,754,000	$4,131,000	$13,770,000
Mr. McGowan	$2,505,000	$1,002,000	$1,503,000	$5,010,000
Mr. Joseph	$2,030,000	$812,000	$1,218,000	$4,060,000
Mr. Karon	$3,180,000	$1,272,000	$1,908,000	$6,360,000
Mr. Sundaram	$2,200,000	$880,000	$1,320,000	$4,400,000
PRSUs. Each NEO has the opportunity to earn between 0% and 200% of his target PRSUs based on achievement against annual revenue (adjusted for foreign exchange) and non-GAAP earnings per share performance targets for each of 2025, 2026 and 2027. A description of revenue (adjusted for foreign exchange) and non-GAAP earnings per share are provided below under the section titled “Financial Metrics Definitions.” Achievement below the threshold level would mean that no PRSUs are earned or become eligible to vest with respect to that performance period; achievement at or above the maximum level would mean that 200% of the target number of PRSUs are earned and become eligible to vest. One-third of an NEO’s 2025 PRSUs may be earned over each one-year period. At the beginning of each year, the TL&C Committee sets the performance targets for the year. After the conclusion of the year, the TL&C Committee certifies achieved performance for that year. Vesting of earned PRSUs granted in 2025 does not, however, occur until the date of the TL&C Committee’s certification of results for 2027.
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In structuring our PRSUs, the TL&C Committee considered the difficulties involved in establishing long-term performance goals in our industry, where traffic and other trends are outside of our control and highly unpredictable. The TL&C Committee also carefully considered the implications of using one-year performance periods, as opposed to a single three-year period, and determined that the current approach was best aligned with our business realities and is supported by our peer group practice. See “Setting Financial Performance Targets” below for further discussion of how we set these targets. We are intentional in our use of revenue (adjusted for foreign exchange) as a performance metric for both our PRSUs and for our annual bonus plan, because it is a fundamental metric used by investors to assess our performance across both short- and long-term time horizons. Revenue growth is also key to both our short- and long-term strategic plans.
Because the PRSUs are dependent upon annual financial goals that are established during each annual period, the values reported in the Summary Compensation Table below are different than the target values set forth in the tables above. The Summary Compensation Table includes the first tranche of the 2025 awards, the second tranche of the 2024 awards and the third and final tranche of the 2023 awards, each of which is earned and becomes eligible to vest based on annual financial goals for 2025. FASB ASC Topic 718 requires that the value of the PRSUs reported in the Summary Compensation Table include only that portion of the value of the PRSUs for which annual financial performance metrics were established during fiscal year 2025 based on probable achievement of such metrics. As a result, for the 2025 PRSUs, the Summary Compensation Table does not include the value of the PRSUs that are eligible to be earned based on the annual financial metrics for fiscal year 2026 or fiscal year 2027. Such amounts will be included in the Summary Compensation Table for fiscal year 2026 and fiscal year 2027, respectively, when the applicable annual financial metrics are established.
The chart below shows the applicable 2025 performance metrics for the first tranche of 2025 PRSU awards, the second tranche of 2024 PRSU awards and the third tranche of our 2023 PRSU awards, together with our achievement against them. For performance at intermediate achievement levels not specified in the chart, the amount paid is calculated based on where actual performance falls proportionately between the two identified tiers.
2025 PRSU Targets and Results

Metric	% Weighting	Why We Use This Metric	2025 Threshold (0% payout)	2025 Target (100% payout)	2025 Maximum (200% payout)	2025 Actual	Achievement % Against Target	% of PRSUs Earned Against Target
Revenue (adjusted for foreign exchange)*	50%	Revenue is a fundamental measure of our performance against our long-term growth strategy.	$3,693.3	$4,103.7	$4,514.1	$4,137.6	100.8%	108.3%
Non-GAAP Earnings per Share*	50%	Non-GAAP earnings per share is an indicator of profitability that eliminates the effects of events that either are not part of our core operations or are non-cash as well as the impact of income taxes; we use it as a performance target to align our NEOs’ interests with those of our investors.	$5.57/per share	$6.19/per share	$6.81/per share	$6.99/per share	112.9%	200.0%
Overall Payout as a % Against Target								154.1%
*Refer to “Financial Metrics Definitions” below for an explanation of the calculation of this measure.
Relative TSR-Based RSUs. Each NEO has the opportunity to earn between 0% and 200% of his target relative TSR-Based RSU award based on the three-year performance of our stock price relative to that of companies in the Index Group. The number of relative TSR-Based RSUs that are earned and vest is based upon the percentile ranking of our TSR within the Index Group at the conclusion of the three-year performance period ending on December 31, 2027. TSR is calculated on a per share basis as the quotient of (i) (Ending Price plus Dividends per Share Paid minus Beginning Price), divided by (ii) the Beginning Price, where Ending Price means the average closing stock price of one share of common stock over the 90 trading days immediately
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preceding January 1, 2028; Dividends per Share Paid means cumulative dividends per share of common stock paid between January 1, 2025 through December 31, 2027, if any (and are assumed to be reinvested); and Beginning Price means the average closing stock price of one share of common stock over the 90 trading days immediately preceding January 1, 2025. Relative TSR-Based RSUs granted in 2025, to the extent earned, will vest following the TL&C Committee’s certification of our financial results for 2027.
For every percentile by which our ranking within the Index Group exceeds the 50th percentile, the number of relative TSR-Based RSUs eligible to vest will increase by 4% of the target, up to a maximum of 200% of the target if our TSR ranking is at or above the 75th percentile. For every percentile by which our ranking within the Index Group is below the 50th percentile, the number of relative TSR-Based RSUs eligible to vest will decrease by 3%, with no payout if our TSR ranking is below the 25th percentile. This is illustrated below.

Akamai’s TSR Performance Stated as a Comparative Percentile Ranking Within the Index Group	Percentage Payout Against Target Number of Shares
Lower than 25th	0%
25th	25%
50th	100%
75th	200%
Higher than 75th	200%
The chart below shows target performance, achieved performance and percent of target earned with respect to relative TSR-Based RSU awards granted in 2023 and earned over the three-year period ending December 31, 2025.

Metric	Why We Use This Metric	Target	2023-25 TSR	2023-25 Percentile Ranking	% of Target RSUs Earned
2023-2025 TSR Performance	Alignment of share performance with executive compensation	50th percentile as compared to return for the Index Group	-7.4%	21st Percentile	—%
Setting Compensation Levels for our NEOs
Each year we establish the base salary, target bonus and equity levels for each NEO based on a review and assessment of the following factors:
•each individual’s overall performance;
•Company performance;
•success in executing against corporate and functional goals;
•importance and scope of role;
•future potential contributions;
•prior background, training and experience;
•internal pay equity considerations;
•retention concerns; and
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•practices of companies in our compensation benchmarking and design peer groups.
Our philosophy is generally to set each NEO’s target total compensation (i.e., the sum of base salary, target annual incentive bonus and target value of long-term incentives) to provide appropriately competitive compensation relative to similarly situated executives within our peer group.
The TL&C Committee does not assign relative weights or rankings to the factors listed above. Rather, the TL&C Committee relies upon the CEO’s recommendations (for NEOs other than the CEO) and the directors’ knowledge and judgment in assessing the various qualitative and quantitative inputs it receives as to each individual and makes compensation decisions accordingly.
If our results do not meet our expectations, our NEOs will receive compensation that is below target opportunity levels and may be below market in comparison. Similarly, when superior results are achieved, our NEOs may receive compensation that is above their respective target opportunity level and above market.
Setting Financial Performance Targets
Revenue and profitability performance targets are used both in our annual bonus plan and our equity incentive plan. We engage in a rigorous and deliberate process in setting those targets, which are set early in the year and are directly linked to our annual operating plan. The performance targets for 2025 were also consistent with the financial guidance we gave to investors on our public earnings call in February 2025. As a result, we believe that the performance targets reflect our goals and expectations for the business, are common performance indicators in our industry and are meaningful to our stockholders. The performance goals are rigorous but achievable without encouraging inappropriate risk-taking.
Key factors underlying revenue goals include:
•trends in sales of our solutions in prior quarters;
•our understanding of how markets for our offerings may be evolving;
•information we learn about customer plans;
•expectations associated with new product introductions;
•assessments about how macro-economic conditions could change; and
•changes we have witnessed in the competitive landscape.
Profitability goals are set based primarily on:
•our revenue expectations;
•plans for capital expenditures and hiring; and
•expected growth in operating expenses as well as efforts to curtail spending growth.
Our performance targets are also adjusted during the year to give effect to acquisitions that occur and to eliminate the impact of foreign exchange rate fluctuations.
We carefully set our minimum and maximum target opportunities. Because we primarily derive income from sales of services to customers executing contracts with terms of one year or longer, we have a relatively consistent base level of revenue growth from year to year. The TL&C Committee takes this into account in setting annual performance targets and associated payout levels. A 5%-10% or greater improvement over target revenue (adjusted for foreign exchange) or operating income targets represents excellent performance
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and is reflected in bonus payments; a 5%-10% or greater shortfall against such targets leads to much lower payouts. For example, the portion of the bonuses attributable to revenue performance are not payable under our annual incentive plan unless revenue (adjusted for foreign exchange) achievement is at least 90% of target.
The TL&C Committee approves the performance targets and applicable ranges only after the full Board has met to review, discuss and approve the short- and long-term financial plans for the Company.
Once the TL&C Committee has approved performance targets, we set a range of payouts that can be earned by the NEOs based on achieved results against those targets. For annual bonus awards, the payout ranges from 0%-220% of target based on performance against pre-established financial targets and the bonus modifier. For PRSUs and relative TSR-Based RSU awards, the payout ranges from 0%-200% of target based on performance against pre-established financial targets.
How We Select and Use Peer Groups
The TL&C Committee works closely with our independent compensation consultant to establish the peer groups we use in reviewing and setting executive compensation. We adhere to the following key principles to establish our peer groups:
•Consistency – Peer group composition should remain relatively stable year over year.
•Competitors – Peer group companies should reflect Akamai’s competitors for executive talent, business and capital.
•Similarity in Size – Peer group companies that are used for benchmarking compensation levels should be similar to Akamai in size; we generally consider revenue and market capitalization.
•Statistical Validity – Peer group should include enough data points to develop statistically valid data. We expect to include approximately 15-20 companies in our peer group.
There are also a number of companies with which we compete for executive talent that are significantly larger than Akamai and, therefore inappropriate for benchmarking NEO compensation levels, but that we believe are still informative from a design perspective. To address this, the TL&C Committee approved and adopted a second peer group of these larger companies for compensation design considerations.

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Benchmarking Peer Group
In September 2024, Compensia and the TL&C Committee made adjustments to our benchmarking peer group as appropriate, taking into consideration our selection criteria and merger and acquisition activity over the past year, and approved the benchmarking peer group set forth below for use with respect to 2025 executive compensation decisions. The TL&C Committee reviewed compensation data for executive officers with comparable positions at these companies to gauge the reasonableness and competitiveness of each of our NEO’s total compensation as well as to inform the design of our programs.

Our TL&C Committee typically reviews and establishes our peer group in September for purposes of setting our executive compensation for the following year. Accordingly, our 2025 benchmarking peer group was established in September 2024. Akamai’s revenue for 2024 was $3.99 billion, and our market capitalization at the end of that year was approximately $14 billion. The median 2024 revenue for our benchmarking peer group was approximately $3.8 billion, and the median market capitalization for the group at the end of that year was approximately $17 billion.
Looking Ahead 2026:
In 2025, our TL&C committee consulted with Compensia and established a benchmarking peer group for the upcoming 2026 year. In doing so, the TL&C Committee made the following changes: they removed Juniper Networks, which was acquired, and Autodesk, which had a significantly larger market capitalization and was a less relevant business fit. Additionally, in examining our business operations and focus for the upcoming year, the TL&C Committee determined to add Logitech and NetApp to our benchmarking peer group for 2026, given that they are similar to Akamai with respect to operations and financial ranges.
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Design Reference Peer Group
In addition to the benchmarking peer group, the TL&C Committee, in consultation with Compensia, reviewed a design reference peer group to provide further information on overall competitive market design practices. The companies in the design reference peer group consistently provide the greatest challenges for Akamai in competing for talent; however, given that these companies generally are considerably larger than Akamai, we do typically not include them in our benchmarking peer group. The TL&C Committee used data derived from the design reference peer group to inform our incentive plan design, pay mix, long-term incentive vehicles and other practices. The TL&C Committee believes that this information helps us to successfully attract and retain experienced and talented individuals who are critical to our long-term success. We also structure and balance the different elements of compensation to reflect trends across our design reference peer group.
Our 2025 design reference peer group consisted of the following companies:

Adobe	Alphabet	Amazon.com	Apple
Cisco Systems	Cloudflare	Digital Ocean	Meta Platforms
Microsoft	Netflix	Oracle	Salesforce.com
Zscaler
Cloudflare and Zscaler have been removed from the design reference peer group for 2026.

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Our Executive Compensation Process
The TL&C Committee designs our executive compensation program with input from our compensation consultant and our Chief Executive Officer. We establish the annual compensation packages for our executive officers at the beginning of each year after an extensive analysis of competitive trends, assessment of prior compensation programs, consideration of the peer group practices, performance evaluations and investor input, among other factors. The following is an overview of the TL&C Committee’s typical quarterly planning and assessment process, including for executive compensation:

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Role of the TL&C Committee
The TL&C Committee sets the compensation for each of our NEOs and other senior executive officers. It establishes the financial and ESG objectives for performance-based compensation based on Akamai’s operating plans and long-term strategy approved by the Board, and the ESG focus areas recommended by the ESG Committee, and then assesses performance against those targets during, and following, the relevant performance period. For NEOs other than our CEO, the TL&C Committee reviews Dr. Leighton’s evaluation of his direct reports’ performance and establishes compensation levels and opportunities. The full Board evaluates and makes a determination of our CEO’s performance and the TL&C Committee takes this into account when setting his compensation levels and opportunities.
The TL&C Committee makes judgments about the role of each executive officer in the pursuit and achievement of our corporate and strategic objectives. Typically, these judgments involve qualitative, rather than quantitative, evaluations of each individual’s past performance and expectations about future contributions. We believe that it is important to reward excellence, leadership and outstanding long-term Company performance through compensation arrangements designed to retain and motivate executive officers while aligning their incentives with continued high levels of performance.
In general, annual executive compensation determinations are made at the scheduled TL&C Committee meeting in February of each year. The TL&C Committee approves and grants all equity incentive awards to our NEOs. For 2025, we made such grants at the same time as annual equity grants were made to our non-executive employees in early March. Equity incentive awards to newly-hired executive officers are generally approved at the first regularly-scheduled TL&C Committee meeting following the individual’s date of hire. For retention purposes or to reflect changes in responsibilities or similar events or circumstances, the TL&C Committee may approve equity awards to our executive officers at other times during the year. The TL&C Committee sets a dollar value for each executive RSU award that is granted as part of our compensation program; the number of RSUs granted is determined based on the closing sale price of our stock on the grant date.
The TL&C Committee retains, but we do not currently expect that it will exercise in the future, discretion to waive the achievement of stated corporate performance targets as a condition to payment of annual bonuses.
Role of our Chief Executive Officer
Annually, the Chief Executive Officer evaluates the performance of the other NEOs and sets expectations for their roles in the upcoming year. He makes a recommendation to the TL&C Committee as to salary, bonus and equity incentive compensation for the coming year for these NEOs. With respect to his own compensation, the Chief Executive Officer conducts a self-assessment of prior year performance. The Board (without the participation of the Chief Executive Officer) then discusses and evaluates the Chief Executive Officer’s performance. The TL&C Committee is the ultimate decision-maker with respect to the compensation of our Chief Executive Officer and other NEOs.
Role of Independent Compensation Consultants
Our TL&C Committee recognizes that there is value in procuring independent, objective expertise and counsel in connection with fulfilling its duties and has the authority to select and retain an independent compensation consultant to assist it in carrying out its responsibilities and duties. The compensation consultant reports directly to the Chair of the TL&C Committee.
The TL&C Committee considered advice provided by Compensia in establishing our 2025 executive compensation program. During 2025, representatives of Compensia provided the following services to the TL&C Committee: (i) recommending a peer group of companies, (ii) assisting the TL&C Committee in understanding compensation levels of executive officers in the benchmarking peer group, (iii) assisting the TL&C Committee in understanding compensation design practices of companies in the design reference group, (iv) assisting in a director pay analysis, (v) reviewing the executive compensation risk assessment, (vi)
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developing a long-term executive compensation strategy, (vii) summarizing market trends and developments and (viii) related services.
Compensia has not provided us with any services beyond providing advice on the amount or form of executive and non-employee director compensation. The TL&C Committee determined that Compensia was independent of management and that their work has not raised any conflict of interest.
How We Considered the 2025 “Say-on-Pay” Advisory Vote on Executive Compensation
The TL&C Committee has consistently strived to balance the need to offer competitive executive compensation with what it believes is in the long-term best interests of Akamai and our stockholders. The TL&C Committee takes seriously stockholder input. We consider that input, best practices and the competitive environment to develop compensation programs that are designed to support our short- and long-term success without encouraging excessive risk-taking.
At our 2025 Annual Meeting of Stockholders, we held an advisory vote on our 2024 executive compensation program, and approximately 87% of the votes cast were in support of the program. The TL&C Committee determined that no significant change in the Company’s executive compensation program should be made or recommended to the Board as a result of this advisory vote.
Although no changes were implemented for the current year, in prior years we incorporated changes to our executive compensation program in response to investor feedback, including:
•introduced equity awards that are earned based on relative TSR performance;
•increased the emphasis on relative TSR-Based RSUs from 20% to 30% of the target value of executive equity awards;
•eliminated the subjective component of our annual incentive plan; and
•changed the reference Index for relative TSR-Based RSUs to better reflect investment attributes that many investors seek when investing in Akamai.

How We Evaluate and Address Risk in Our Compensation Policies and Practices
Annual Risk Assessment
Annually, the TL&C Committee asks management and its compensation consultant to review the potential risks associated with the structure and design of various Akamai compensation plans. The analysis includes assessing executive and non-executive compensation programs, with particular emphasis on incentive compensation plans, including sales compensation, against key risks that our Company faces. Our review takes into account changes in compensation programs, as well as new risks we identify. In addition, our compensation plans and programs operate within strong governance and review structures that serve and support risk mitigation. In particular, we believe the following factors mitigate any components of our compensation programs that may encourage excessive risk-taking:
•our pay mix has a significant weighting towards long-term incentive compensation in order to discourage short-term risk-taking;
•our performance goals are appropriately set to avoid significant changes in payout for minimal changes in performance;
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•our annual incentive awards, relative TSR-Based RSU and PRSU payouts for NEOs are capped;
•our stock ownership guidelines align the interests of management with those of our stockholders;
•our executives, other than our Chief Executive Officer who has a salary of $1, are provided a mix of fixed and variable compensation; and
•our incentive plans are balanced with different types of performance metrics.
In reviewing our compensation policies and practices for all employees, the TL&C Committee determined that these policies and practices do not create risks that are reasonably likely to have a material adverse effect on Akamai.
Compensation Recovery Policies
In 2014, the TL&C Committee adopted a Compensation Recovery Policy that is applicable to our NEOs and other members of senior management (the “2014 Clawback Policy”). The 2014 Clawback Policy provides that the TL&C Committee may require a covered person who engages in detrimental conduct (e.g., committing a felony, gross negligence or willful misconduct with respect to our financial statements) to reimburse us for all, or a portion of, any bonus, incentive payment, equity-based award (including those subject to both time- and performance-based vesting) or other compensation received by him or her during the 12 months preceding such detrimental conduct and remit to us any profits realized by him or her from the sale of Akamai securities during such 12-month period. In addition, if we need to restate our reported financial results to correct a material accounting error due to material noncompliance with a financial reporting requirement under United States securities laws, the TL&C Committee may seek to recover or cancel the excess portion of incentive compensation paid (including through vesting of equity awards) to such individual during the 36-month period preceding the filing of the restatement that is deemed by us to be unearned.
In November 2023, the TL&C Committee adopted a second Compensation Recovery Policy that complies with Section 10D of the Exchange Act and Nasdaq listing standards (the “2023 Clawback Policy”). Under the 2023 Clawback Policy, in the event that we are required to prepare a financial restatement, we must recover erroneously awarded incentive-based compensation received by current and former executive officers during the three year period preceding the date on which we were required to prepare a financial restatement on a pre-tax basis, subject to very limited exceptions. The 2023 Clawback Policy requires recovery regardless of whether a covered person engaged in any misconduct or contributed to the need for a restatement.
Stock Ownership Guidelines
Our executive officers are subject to our stock ownership guidelines. Our Chief Executive Officer must hold shares of our common stock with a value at least equal to six times his annual base salary. Other NEOs must hold shares of our common stock with a value at least equal to three times their annual base salary. An individual’s stock ownership includes all shares of our common stock owned by the individual outright or held in trust for the senior executive and/or his or her immediate family and any shares of Akamai common stock in employee plans or deferred pursuant to the Company’s Deferred Compensation Plan (as defined below). It does not include the executive officer’s unvested or unexercised equity.
If an executive fails to meet the ownership guidelines under the review procedures set forth in the guidelines as of the end of a five-year qualification period, he or she will not be permitted to sell shares of Akamai stock until such time as he or she has exceeded the required minimum ownership level, provided that such restriction does not apply to sales on such individual's behalf to meet any tax withholding obligations.
Anti-Hedging and Anti-Pledging Policy
We have an insider trading policy that is applicable to all of our employees, consultants and members of the Board. The policy prohibits those individuals and certain related persons from engaging in any speculative
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transactions involving our stock including the following activities: use of Akamai’s securities to secure a margin loan; short sales of our securities; buying or selling puts or calls on Akamai’s securities; transactions in publicly-traded options relating to our securities (i.e., options that are not granted by Akamai); and other transactions involving financial instruments (including prepaid variable forward contracts, equity swaps, collars and exchange funds) that are designed to hedge or offset any decrease in the market value of our securities. In addition, Akamai’s executive officers and members of the Board may not pledge Akamai securities as collateral for a loan.
Severance Arrangements
We believe that having in place reasonable and competitive executive severance arrangements is essential to attracting and retaining highly-qualified executive officers. Akamai’s severance arrangements are designed to provide reasonable compensation to departing executive officers under certain circumstances to facilitate an executive officer’s transition to new employment. We seek to mitigate any potential employer liability and avoid future disputes or litigation by requiring the executive officer to sign a separation and release agreement acceptable to Akamai as a condition to receiving severance benefits. We do not consider specific amounts payable under the severance arrangements when establishing annual compensation. We do believe, however, that these arrangements are necessary to offer compensation packages that are competitive.
As further described below under the section titled “Post-Employment Compensation and Other Employment Agreements,” we have change in control agreements in place with each of our NEOs (except in the case of Dr. Leighton, who is party to an employment offer letter agreement). We believe that these agreements are designed to align the interests of management and stockholders when considering the long-term best future for Akamai. The primary purpose of these arrangements is to keep executive officers focused on pursuing corporate transaction activity that is in the best interests of stockholders regardless of whether those transactions may result in their own job loss. Reasonable post-acquisition benefits should serve the interests of both the executive officer and our investors.
As further described below under the section titled “Post-Employment Compensation and Other Employment Agreements,” our Executive Severance Pay Plan, as amended, change in control agreements and equity award programs have the following features:
•No single-trigger vesting of equity awards upon a change in control of Akamai unless such awards are not assumed by the acquiring entity. If they are assumed, then performance-based awards convert to time-based vesting awards based on (i) an assumed target-level of performance for incomplete performance periods and (ii) the actual level of performance achieved for completed performance periods; and
•no excise tax gross ups.
See “Post-Employment Compensation and Other Employment Agreements” below for a more detailed discussion of our severance and change-in-control agreements referenced above, including the specific benefits payable to our NEOs, if any, upon termination of employment.
Retirement Policy
Effective January 1, 2026, we adopted a retirement policy that applies to all employees of Akamai other than the CEO. The retirement policy is designed to help Akamai manage retirements and leadership transitions by providing eligible employees an incentive to give significant advance notice of their intent to retire. Pursuant to the retirement policy, upon a qualifying retirement from Akamai, and subject to, among other things, the employee providing written notice of intent to retire during a specified enrollment window and by a notice date determined by the TL&C Committee, and the employee’s execution and effectiveness of a separation agreement, including a general release of claims in favor of Akamai, (i) all unvested equity awards held by the employee will remain outstanding and continue to vest in accordance with their terms notwithstanding that the employee is no longer employed by or providing services to Akamai, (ii) for three months following retirement, the employee will have continued access to Akamai’s mental health benefits, subject to the terms of the plans and (iii) the employee will be eligible for retirement counseling pursuant to Akamai’s then-existing plans and
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policies. The retirement policy further provides that all outstanding equity awards held by an employee who has retired or given notice of retirement will fully accelerate and vest upon a change in control and, in the event that an employee dies following retirement but before such employee’s equity awards have fully vested, such equity awards shall fully vest, with performance based awards deemed earned at the target level of achievement.
Code Section 162(m) Considerations
Section 162(m) of the Internal Revenue Code of 1986, as amended (“the Code”), generally places a $1 million limit on the amount that a public company may deduct in any one taxable year with respect to compensation paid to a “covered employee.” While the TL&C Committee considers tax deductibility as one of many factors in determining executive compensation, the TL&C Committee will award or modify compensation that it determines to be consistent with the goals of our executive compensation program even if such compensation is not deductible by us.
Timing of Grants of Equity Awards
Our Company has certain practices related to the timing of the grants of equity awards. Neither the Board nor the TL&C Committee currently takes material nonpublic information into account when determining the timing of equity award grants in order to take advantage of a depressed stock price or an anticipated increase in stock price. Similarly, it is the Company’s practice to not release material nonpublic information based on equity award grant dates or for the purpose of affecting the value of executive compensation.
We generally make awards on pre-determined dates. Annual equity awards to eligible employees, including our executives, are typically made on the first Monday in March; annual awards to members of our Board are typically made on the day of the annual stockholders’ meeting; and awards to new hires are typically made to eligible employees on or about the 12th of each month. The grant date for our executive bonus awards, which are paid in stock, is typically in late February after public release of the previous year’s financial results.
Akamai did not grant any stock options, stock appreciation rights or similar option-like instruments in 2025.
Financial Metrics Definitions
Below are definitions of the financial metrics we used in our 2025 performance-based compensation programs:
“Revenue (adjusted for foreign exchange)” means revenue calculated in accordance with GAAP, adjusted for the impact of fluctuations in foreign currency exchange rates and other non-recurring or unusual items that may arise from time to time.
“Non-GAAP Operating Income” means our annual GAAP operating income adjusted for the following items: amortization of acquired intangible assets, stock-based compensation, amortization of capitalized stock-based compensation, amortization of capitalized interest expense, restructuring charges, acquisition-related costs, legal settlements, the impact of fluctuations in foreign currency exchange rates and other non-recurring or unusual items that may arise from time to time.
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“Non-GAAP Earnings per Share” means our non-GAAP net income for the applicable fiscal year (adjusted for foreign exchange) divided by our non-GAAP diluted weighted average shares outstanding. Non-GAAP net income per share is GAAP net income adjusted for the following tax-affected items: amortization of acquired intangible assets; stock-based compensation; amortization of capitalized stock-based compensation; acquisition-related costs; legal settlements; restructuring charges; amortization of debt issuance costs; amortization of capitalized interest expense; gains and losses on cost method investments; gains and losses from equity method investment and other non-recurring or unusual items that may arise from time to time. Non-GAAP diluted weighted average shares outstanding are adjusted in non-GAAP per share calculations for the shares that would be delivered to Akamai pursuant to the note hedge transactions entered into in connection with the issuances of an aggregate of $4,140 million of convertible senior notes due 2033, 2029, and 2027 and $1,150 million of convertible senior notes that matured in 2025.
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Talent, Leadership and Compensation Committee Report
The TL&C Committee of the Board of Directors:
(1) has reviewed and discussed the Compensation Discussion and Analysis included in this Proxy Statement as required by Item 402(b) of Regulation S-K under the Exchange Act with management; and
(2) based on the review and discussion referred to in paragraph (1) above, the members of the TL&C Committee have recommended to the Board the inclusion of this Compensation Discussion and Analysis in this Proxy Statement for the 2026 Annual Meeting.
Monte Ford – Chair
Bas Burger
Daniel Hesse
Jonathan Miller
Ben Verwaayen
Summary Compensation Table
The following table sets forth information with respect to compensation paid to, earned by or awarded to our NEOs during the years ended December 31, 2025, 2024 and 2023:

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($) (2)(3)(4)		Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)(5)	Total ($)
(a)	(b)	(c)	(d)	(e)		(g)	(i)	(j)
Dr. Leighton	2025	1	—	15,954,171	(6)	—	—	15,954,172
Chief Executive Officer	2024	1	—	15,064,922	(6)	—	—	15,064,923
	2023	1	—	13,384,974	(6)	—	—	13,384,975
Mr. McGowan	2025	535,000	—	5,657,142	(6)	—	6,173	6,198,315
EVP, Chief Financial Officer and Treasurer	2024	519,538	—	5,006,694	(6)	—	6,000	5,532,232
	2023	515,000	—	4,852,329	(6)	—	6,000	5,373,329
Mr. Joseph	2025	520,000	—	4,799,712	(6)	—	9,000	5,328,712
EVP, Global Sales and Services	2024	504,538	—	4,267,755	(6)	—	6,000	4,778,293
	2023	500,000	—	3,847,084	(6)	—	6,000	4,353,084
Mr. Karon	2025	570,000	—	7,146,594	(6)	—	9,000	7,725,594
COO and General Manager of the Cloud Technology Group	2024	554,539	—	6,262,082	(6)	—	6,000	6,822,621
	2023	550,000	—	5,912,653	(6)	—	6,000	6,468,653
Mr. Sundaram	2025	500,000	—	4,933,327	(6)	—	9,000	5,442,327
EVP and General Manager, Security Technology Group	2024	484,538	—	4,477,541	(6)	—	6,000	4,968,079
	2023	480,000	—	3,644,849	(6)	—	6,000	4,130,849
(1)The amounts reported for Mr. McGowan for 2023 and 2024 include base salary amounts deferred under the Deferred Compensation Plan.
(2)Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for equity awards granted to the NEO during the applicable year. For performance-based awards, the grant date fair value is based on the probable outcome of the performance metrics. The assumptions we use in calculating these amounts are discussed in Note 18 of the notes to our consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K, which accompanies this Proxy Statement, except that the amounts reflected in the table above exclude the impact of estimated forfeitures of equity awards related to service-based vesting. As a result, the Summary Compensation Table does not reflect the value as approved by the TL&C Committee. For example, the amounts for fiscal year 2025 represent the grant date fair value for the PRSUs at target for the fiscal year 2025 tranche of the PRSUs issued in each of 2023, 2024 and 2025. These amounts do not include shares that may be earned in respect of the 2025 PRSUs based on performance against 2026 and 2027 targets because such targets will not be established until 2026 and 2027, respectively. The table below shows the target value of the stock awards
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granted to the NEOs in the years presented as approved by the TL&C Committee (including all tranches of PRSUs granted during the applicable year).

Name	Approved Value of 2025 Stock Awards ($)	Approved Value of 2024 Stock Awards ($)	Approved Value of 2023 Stock Awards ($)
Dr. Leighton	13,770,000	13,500,000	10,500,000
Mr. McGowan	5,010,000	4,410,000	4,050,000
Mr. Joseph	4,060,000	3,760,000	3,000,000
Mr. Karon	6,360,000	5,560,000	4,900,000
Mr. Sundaram	4,400,000	4,100,000	3,000,000
(3)Includes time-vesting RSUs, PRSUs (at target) and relative TSR-Based RSUs (at target). See also footnote (6) with respect to payment of shares of our common stock in lieu of cash pursuant to our annual bonus plans. The amounts reported for Mr. McGowan and Mr. Karon for 2025 include equity amounts deferred under the Deferred Compensation plan.
(4)For PRSUs, because the performance-related component is based on separate measurements of our financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. The value of the 2023 PRSUs assuming vesting at target and maximum, respectively, in each case across 2023, 2024 and 2025 performance periods, is as follows: Dr. Leighton—$2,099,969 and $4,199,937, respectively; Mr. McGowan—$809,952 and $1,619,903, respectively; Mr. Joseph—$599,970 and $1,199,939, respectively; Mr. Karon—$979,990 and $1,959,981, respectively; and Mr. Sundaram—$599,970 and $1,199,939, respectively. The value of relative TSR-Based RSUs issued in 2023 assuming vesting at maximum would be as follows: Dr. Leighton—$6,299,906; Mr. McGowan—$2,429,855; Mr. Joseph—$1,799,909; Mr. Karon—$2,939,896; and Mr. Sundaram—$1,799,909. The value of the 2024 PRSUs assuming vesting at target and maximum, respectively, in each case across 2024, 2025 and 2026 performance periods, is as follows: Dr. Leighton—$2,699,997 and $5,399,993, respectively; Mr. McGowan—$881,982 and $1,763,964, respectively; Mr. Joseph—$751,950 and $1,503,899, respectively; Mr. Karon—$1,111,920 and $2,223,839, respectively; and Mr. Sundaram—$819,956 and $1,639,913, respectively. The value of relative TSR-Based RSUs issued in 2024 assuming vesting at maximum would be as follows: Dr. Leighton—$8,099,879; Mr. McGowan—$2,645,835; Mr. Joseph—$2,255,960; Mr. Karon—$3,335,870; and Mr. Sundaram—$2,459,980. The value of the 2025 PRSUs assuming vesting at target and maximum, respectively, in each case across 2025, 2026 and 2027 performance periods, is as follows: Dr. Leighton—$2,754,000 and $5,508,000, respectively; Mr. McGowan—$1,001,970, and $2,003,940, respectively; Mr. Joseph—$811,944 and $1,623,888, respectively; Mr. Karon—$1,271,943 and $2,543,886, respectively; and Mr. Sundaram—$879,984 and $1,759,968, respectively. The value of relative TSR-Based RSUs issued in 2025 assuming vesting at maximum would be as follows: Dr. Leighton—$8,262,000; Mr. McGowan—$3,005,910; Mr. Joseph—$2,435,994; Mr. Karon—$3,815,910; and Mr. Sundaram—$2,639,952.
(5)Represents Company matching contributions to the accounts of the NEOs under our 401(k) Plan. The 2023 and 2024 amounts reported for Mr. McGowan include 401(k) “true up” amounts equal to $2,395 and $2,316 related to 2023 and 2024 (but deposited in 2024 and 2025, respectively).
(6)Includes amounts that were earned in 2025, 2024 and 2023, respectively, under the terms of the annual incentive plans that were paid in shares of our common stock in lieu of cash in 2026, 2025 and 2024, respectively.
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2025 Grants of Plan-Based Awards
The following table sets forth information with respect to grants of plan-based awards to our NEOs during the year ended December 31, 2025. All equity awards were issued under the Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan, as amended.

Name/Award	Grant Date	Date of Approval	Estimated Future Payouts Under Non- Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($)(1)
			Threshold ($)	Target ($)	Maxi- mum ($)	Thres- hold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(l)
Dr. Leighton
PRSUs (2)	3/3/25	2/19/25	—	—	—	—	28,800	57,600	—	2,669,215
Time-Vesting RSUs (3)	3/3/25	2/19/25	—	—	—	—	—	—	85,000	6,885,000
Relative TSR-Based RSUs (4)	3/3/25	2/19/25	—	—	—	12,750	51,000	102,000	—	4,131,000
Annual Incentive Plan (5)	—	2/19/25	—	—	—	—	1,500,000	3,300,000	—	2,268,956
Mr. McGowan
PRSUs (2)	3/3/25	2/19/25	—	—	—	—	10,381	20,762	—	961,390
Time-Vesting RSUs (3)	3/3/25	2/19/25	—	—	—	—	—	—	30,925	2,504,925
Relative TSR-Based RSUs (4)	3/3/25	2/19/25	—	—	—	4,639	18,555	37,110	—	1,502,955
Annual Incentive Plan (5)	—	2/19/25	—	—	—	—	454,750	1,000,450	—	687,872
Mr. Joseph
PRSUs (2)	3/3/25	2/19/25	—	—	—	—	8,274	16,548	—	765,203
Time-Vesting RSUs (3)	3/3/25	2/19/25	—	—	—	—	—	—	25,061	2,029,941
Relative TSR-Based RSUs (4)	3/3/25	2/19/25	—	—	—	3,759	15,037	30,074	—	1,217,997
Annual Incentive Plan (5)	—	2/19/25	—	—	—	—	520,000	1,144,000	—	786,571
Mr. Karon
PRSUs (2)	3/3/25	2/19/25	—	—	—	—	12,939	25,878	—	1,196,457
Time-Vesting RSUs (3)	3/3/25	2/19/25	—	—	—	—	—	—	39,259	3,179,979
Relative TSR-Based RSUs (4)	3/3/25	2/19/25	—	—	—	5,889	23,555	47,110	—	1,907,955
Annual Incentive Plan (5)	—	2/19/25	—	—	—	—	570,000	1,254,000	—	862,203
Mr. Sundaram
PRSUs (2)	3/3/25	2/19/25	—	—	—	—	8,758	17,516	—	808,336
Time-Vesting RSUs (3)	3/3/25	2/19/25	—	—	—	—	—	—	27,160	2,199,960
Relative TSR-Based RSUs (4)	3/3/25	2/19/25	—	—	—	4,074	16,296	32,592	—	1,319,976
Annual Incentive Plan (5)	—	2/19/25	—	—	—	—	400,000	880,000	—	605,055
(1)Amounts reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for equity awards granted to the NEO during 2025 and assumes target level of achievement for both types of performance-based awards, which was the probable outcome of the performance metrics on the grant date. The assumptions we use in calculating these amounts are discussed in Note 18 of the notes to our consolidated financial statements for the year ended December 31, 2025 included in our Annual Report on Form 10-K, which accompanies this Proxy Statement, except that the amounts reflected in the table above exclude the impact of estimated forfeitures of equity awards related to service-based vesting.
(2)Grant date fair value is calculated based on the probable outcome of the performance metrics, which is the target achievement level. Because the performance-related component is based on separate measurements of our financial performance for each year in the three-year performance cycle, FASB ASC Topic 718 requires the grant date fair value to be calculated at the commencement of each separate year of the performance cycle when the respective performance measures are approved. The amounts for fiscal year 2025 represent the grant date fair value for PRSUs at target granted in 2023, 2024 and 2025 for the fiscal year 2025 tranche of such awards. The amounts do not include shares that may be earned based on performance against 2026 and 2027 targets.
(3)Time-vesting RSUs vest in three equal annual installments over a three-year period from the date of grant.
(4)Consists of relative TSR-Based RSUs eligible for vesting in 2027. The grant date fair value is calculated based on a Monte Carlo valuation.
(5)Consists of a performance-based annual incentive plan bonus award that was denominated in dollars when the final performance outcome was determined on February 19, 2026 but was paid in shares of our common stock and, for Mr. McGowan, partially in DSUs under our Deferred Compensation Plan, calculated based on a closing sale price of $94.17 on February 20, 2026. The actual number of shares issued was 24,094 for Dr. Leighton, 8,352 for Mr. Joseph, 9,155 for Mr. Karon, 6,425 for Mr. Sundaram, and, for Mr. McGowan, 1,096 shares of common stock and 6,208 DSUs.
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Outstanding Equity Awards at December 31, 2025
The following table sets forth information with respect to outstanding equity incentive awards held by our NEOs as of December 31, 2025.

Name/Award	Award Grant Date	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
(a)		(g)	(h)	(i)	(j)
Dr. Leighton
2023 Time-Vesting RSUs (2)	3/6/23	23,353	2,037,549	—	—
2023 PRSUs (3)	3/6/23	36,101	3,149,812	—	—
2023 Relative TSR-Based RSUs (4)	3/6/23	—	—	—	—
2024 Time-Vesting RSUs (2)	3/4/24	40,629	3,544,880	—	—
2024 PRSUs (5)	3/4/24	19,060	1,662,985	8,127	709,081
2024 Relative TSR-Based RSUs (4)	3/4/24	—	—	9,141	797,552
2025 Time-Vesting RSUs (2)	3/3/25	85,000	7,416,250	—	—
2025 PRSUs (6)	3/3/25	17,464	1,523,734	22,667	1,977,696
2025 Relative TSR-Based RSUs (4)	3/3/25	—	—	12,750	1,112,438
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Name/Award	Award Grant Date	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
(a)		(g)	(h)	(i)	(j)
Mr. McGowan
2023 Time-Vesting RSUs (2)	3/6/23	9,008	785,948	—	—
2023 PRSUs (3)	3/6/23	13,923	1,214,782	—	—
2023 Relative TSR-Based RSUs (4)	3/6/23	—	—	—	—
2024 Time-Vesting RSUs (2)	3/4/24	13,272	1,157,982	—	—
2024 PRSUs (5)	3/4/24	6,225	543,131	2,655	231,649
2024 Relative TSR-Based RSUs (4)	3/4/24	—	—	2,986	260,529
2025 Time-Vesting RSUs (2)	3/3/25	30,925	2,698,206	—	—
2025 PRSUs (6)	3/3/25	6,353	554,299	8,247	719,551
2025 Relative TSR-Based RSUs (4)	3/3/25	—	—	4,639	404,753
Mr. Joseph
2023 Time-Vesting RSUs (2)	3/6/23	6,673	582,219	—	—
2023 PRSUs (3)	3/6/23	10,313	899,809	—	—
2023 Relative TSR-Based RSUs (4)	3/6/23	—	—	—	—
2024 Time-Vesting RSUs (2)	3/4/24	11,316	987,321	—	—
2024 PRSUs (5)	3/4/24	5,308	463,123	2,263	197,447
2024 Relative TSR-Based RSUs (4)	3/4/24	—	—	2,546	222,139
2025 Time-Vesting RSUs (2)	3/3/25	25,061	2,186,572	—	—
2025 PRSUs (6)	3/3/25	5,148	449,163	6,683	583,092
2025 Relative TSR-Based RSUs (4)	3/3/25			3,759	327,973
Mr. Karon
2023 Time-Vesting RSUs (2)	3/6/23	10,898	950,851	—	—
2023 PRSUs (3)	3/6/23	16,846	1,469,814	—	—
2023 Relative TSR-Based RSUs (4)	3/6/23	—	—	—	—
2024 Time-Vesting RSUs (2)	3/4/24	16,733	1,459,954	—	—
2024 PRSUs (5)	3/4/24	7,849	684,825	3,347	292,026
2024 Relative TSR-Based RSUs (4)	3/4/24	—	—	3,765	328,496
2025 Time-Vesting RSUs (2)	3/3/25	39,259	3,425,348	—	—
2025 PRSUs (6)	3/3/25	8,065	703,671	10,469	913,420
2025 Relative TSR-Based RSUs (4)	3/3/25	—	—	5,889	513,815
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Name/Award	Award Grant Date	Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
(a)		(g)	(h)	(i)	(j)
Mr. Sundaram
2023 Time-Vesting RSUs (2)	3/6/23	6,673	582,219	—	—
2023 PRSUs (3)	3/6/23	10,313	899,809	—	—
2023 Relative TSR-Based RSUs (4)	3/6/23	—	—	—	—
2024 Time-Vesting RSUs (2)	3/4/24	12,339	1,076,578	—	—
2024 PRSUs (5)	3/4/24	5,786	504,829	2,469	215,420
2024 Relative TSR-Based RSUs (4)	3/4/24	—	—	2,776	242,206
2025 Time-Vesting RSUs (2)	3/3/25	27,160	2,369,710	—	—
2025 PRSUs (6)	3/3/25	5,579	486,768	7,243	631,952
2025 Relative TSR-Based RSUs (4)	3/3/25	—	—	4,074	355,457
(1)Based on the $87.25 closing sale price of our common stock on December 31, 2025, the last trading day of 2025, as reported by the Nasdaq Global Select Market.
(2)Consists of time-vesting RSUs that vest in three equal annual installments on the first, second and third anniversaries of the date of grant.
(3)Consists of performance-based RSUs that vested based on achievement against two financial performance targets for each of 2023, 2024 and 2025; such shares vested on February 19, 2026, the date that financial results for 2025 were certified by the TL&C Committee. Reflects actual number of shares earned based on performance against 2023, 2024 and 2025 targets.
(4)For relative TSR-Based RSUs granted in 2023, reflects the actual number of RSUs earned. For relative TSR-based RSUs granted in 2024 and 2025, assumes threshold level of performance as relative TSR for 2025 was below target level.
(5)Consists of performance-based RSUs that vest based on achievement against two financial performance targets for each of the 2024, 2025 and 2026 performance periods. Earned shares for all three performance periods vest on the date that financial results for 2026 are certified by the TL&C Committee. Reflects actual number of shares earned based on performance against 2024 and 2025 targets and target number of shares issuable in respect of performance for the 2026 performance period as the 2026 targets had not been set as of December 31, 2025.
(6)Consists of performance-based RSUs that vest based on achievement against two financial performance targets for each of the 2025, 2026 and 2027 performance periods. Earned shares for all three performance periods vest on the date that financial results for 2027 are certified by the TL&C Committee. Reflects actual number of shares earned based on performance against 2025 targets and the target number of shares issuable in respect of performance for the 2026 and 2027 performance periods as the 2026 targets had not been set as of December 31, 2025 and 2027 targets have not yet been set.
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2025 Option Exercises and Stock Vested
The following table sets forth the value realized upon vesting of RSU awards in 2025. There were no stock option exercises by our NEOs in 2025.

	Stock Awards
Name	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Dr. Leighton	109,154	9,566,736
Mr. McGowan(3)	39,055	3,440,737
Mr. Joseph	31,464	2,748,459
Mr. Karon(4)	47,591	4,186,766
Mr. Sundaram	30,871	2,705,144
(1)Consists of RSUs vesting during 2025.
(2)Calculated by multiplying the number of shares vested by the fair market value of one share of our common stock on the vesting date.
(3)Amounts reported for Mr. McGowan include 9,190 shares, with a value of $729,232 on the vesting date that were deferred under the Company's Amended and Restated Non-Qualified Deferred Compensation Plan (the "Deferred Compensation Plan").
(4)Amounts reported for Mr. Karon include 7,111 shares, with a value of $575,991 on the vesting date that were deferred under the Deferred Compensation Plan.
Nonqualified Deferred Compensation
We provide our executives the opportunity to make annual irrevocable elections to defer up to 50% of their base salary, up to 100% of their annual cash bonuses (if applicable) and up to 85% of their RSUs, PRSUs and relative TSR-based RSUs under our Deferred Compensation Plan. In addition, we make matching contributions under the Deferred Compensation Plan in the event that a participant has not received the maximum available matching contribution available under our 401(k) Plan for the year solely as a result of a reduction in the participant’s compensation below the maximum limit established under the Code because of deferrals made to the Deferred Compensation Plan.
Account balances under the Deferred Compensation Plan are credited with income, gains and losses based on the performance of investment funds selected by the participant from a list of funds designated by Akamai. The amounts credited to participants’ deferred accounts under the Deferred Compensation Plan, including matching contributions, are at all times 100% vested. Participants are eligible to receive distributions of the amounts credited to their accounts in a lump sum or installments pursuant to elections made under the rules of the Deferred Compensation Plan.
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The following table sets forth information with respect to deferrals made by our NEOs under the Deferred Compensation Plan during the year ended December 31, 2025, the earnings during the year and the aggregate account balance of each NEO under the Deferred Compensation Plan as of December 31, 2025.

Name	Executive Contributions in 2025 ($) (1)	Registrant Contributions in 2025 ($)	Aggregate Earnings in 2025 ($) (2)	Aggregate Withdrawals/ Distributions during 2025 ($)	Aggregate Balance at 12/31/2025 ($) (3)
Dr. Leighton	—	—	—	—	—
Mr. McGowan	729,232	—	344,485	—	3,857,745
Mr. Joseph	—	—	—	—	—
Mr. Karon	575,991	—	—	—	620,435
Mr. Sundaram	—	—	83,052	—	1,304,427
(1)The amounts in this column are included in the “Salary” and “Stock Awards” columns of the Summary Compensation Table.
(2)None of the earnings set forth in this column are considered above-market or preferential as determined under SEC rules, and, therefore, none of such amounts are reflected in the Summary Compensation Table.
(3)The balances shown represent compensation already reported in the Summary Compensation Table in this and prior-year proxy statements, except for any earnings that were not above-market or preferential as determined under SEC rules.
Post-Employment Compensation and Other Employment Agreements
Severance Arrangements. Each of our currently-serving NEOs, other than Dr. Leighton, is eligible to participate in the Executive Severance Pay Plan, as amended, which we refer to herein as the Severance Plan. Under the Severance Plan, participants whose employment is terminated by Akamai for any reason other than “cause” (as defined in the Severance Plan) and have signed a separation and release agreement acceptable to Akamai are entitled to:
•a lump sum payment equal to one year of the participant’s then-current base salary;
•a lump sum payment equal to the annual bonus at target that would have been payable to the executive officer under Akamai’s then-current annual incentive plan, if any, in the year of the executive officer’s termination had both Akamai and the executive officer achieved the target bonus objectives set forth in such executive’s bonus plan during such year; and
•reimbursement for the monthly premium for continued health and dental insurance coverage under COBRA for up to 12 months.
In February 2022, the TL&C Committee approved a form of change in control and severance agreement (the “2022 Change in Control Agreement”) for executive officers and members of senior management. The 2022 Change in Control Agreement provides, if the executive is employed as of the date of the “change in control” event and such executive’s employment is terminated by the surviving entity within one year of such change in control event other than for “cause” or the executive terminates his or her employment for “good reason,” each as defined in the 2022 Change in Control Agreement, the executive is entitled to:
•a lump sum payment equal to the executive’s target annual incentive bonus under our bonus plan multiplied by a ratio of the number of days in the year before the termination date divided by the total number of days in the year; and
•severance pay and benefits consisting of (i) a lump sum payment equal to the executive’s base salary, (ii) a lump sum payment equal to the executive’s then-current target annual incentive bonus plan payment and (iii) reimbursement for up to 12 months of the amount paid by the executive for continued health and dental insurance coverage.
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In the event of a change in control event, unvested equity awards are treated as set forth in grant agreements. See “Potential Payments Upon Termination or Change in Control” below for a description of the benefits payable to our NEOs upon a change in control of Akamai.
Dr. Leighton’s Employment Offer Letter Agreement. In February 2013, we entered into a letter agreement with Dr. Leighton in connection with him becoming our Chief Executive Officer; the agreement was amended in November 2015 to eliminate single-trigger vesting of PRSUs upon a change in control of Akamai for awards issued after that date. The amended agreement provides that, in addition to his annual salary, Dr. Leighton is eligible to receive a bonus in any year that Akamai enters into a bonus plan for its senior executive team. Either Akamai or Dr. Leighton may terminate the agreement upon 30 days’ advance written notice to the other party; provided however, that in the event Dr. Leighton’s employment is terminated for “cause” (as defined in the amended agreement), Akamai may elect to pay Dr. Leighton an amount equal to 30 days of his then-current salary in lieu of providing him 30 days’ notice of the termination of his employment. If Dr. Leighton’s employment is terminated by Akamai other than for cause or he terminates his employment for “good reason” (as defined in the letter agreement, as amended) within 12 months following a “change of control” (as defined in the letter agreement, as amended) of Akamai, he shall be entitled to:
•accelerated vesting of any options and any unvested RSUs held by him;
•a lump sum cash payment equal to the sum of (i) one year of his then-current annualized base salary, (ii) his then-applicable annual incentive bonus at target level of performance and (iii) his then-applicable bonus at target level of performance multiplied by a fraction, the numerator of which is the day of the year on which the effective date of termination falls and the denominator is the number of days in such year; and
•a lump sum payment equal to 12 times the monthly premium for continued health and dental insurance coverage paid by Akamai on his behalf in the month preceding his termination.
If Dr. Leighton’s employment is terminated by Akamai other than for cause or he terminates his employment for good reason at any time other than within 12 months following a change of control, he shall be entitled to:
•a lump sum cash payment equal to the sum of one year of his then-current base salary and his then-applicable annual bonus at target level of performance; and
•an amount equal to 12 times the monthly premium for continued health and dental insurance coverage paid by Akamai on his behalf in the month preceding termination of his employment.
The letter agreement, as amended, also provides that unless Akamai consents otherwise on a case by case basis, to ensure the maximum efficiency of Dr. Leighton’s business travel and to ensure his security on business travel, all of his air travel on Akamai business shall be via private air transportation; however, Dr. Leighton shall pay the costs of such airfare.
Retirement
Under the terms of our PRSUs and relative TSR-Based RSUs granted prior to 2026, upon the voluntary termination of a United States-based executive officer's employment by the executive officer or his or her termination of employment for a reason other than “detrimental conduct” (as defined in the 2014 Clawback Policy) when the executive officer is at least 55, the sum of his or her age plus years of service with the Company is greater than or equal to 70 and at least half of a performance period (under the terms of the applicable equity award) has been completed, then he or she is entitled to vest in a pro-rated number of shares issuable based on actual performance for such partially completed year plus all of the shares earned for any previously-completed performance years.
Effective January 1, 2026, we adopted a retirement policy that applies to all employees of Akamai other than the CEO. Pursuant to the retirement policy, upon a qualifying retirement from Akamai, and subject to, among
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other things, the employee’s execution and effectiveness, of a separation agreement, including a general release of claims in favor of Akamai, (i) all unvested equity awards, including RSUs, PRSUs and relative TSR-Based RSUs, held by the employee will remain outstanding and continue to vest in accordance with their terms notwithstanding that the employee is no longer employed by or providing services to Akamai, (ii) for three months following retirement, the employee will have continued access to Akamai’s mental health benefits, subject to the terms of the plans and (iii) the employee will be eligible for retirement counseling pursuant to Akamai’s then-existing plans and policies. The retirement policy further provides that all outstanding equity awards held by an employee who has retired or given notice of retirement will fully accelerate and vest upon a change in control and, in the event that an employee dies following retirement but before such employee’s equity awards have fully vested, such equity awards shall fully vest, with performance based awards deemed earned at the target level of achievement.
Death and Disability
Upon an NEO’s death or disability (within the meaning of Section 409A of the Code), all time-based vesting RSUs outstanding on such date shall vest as of such date and all PRSUs and relative TSR-Based RSUs outstanding on such date shall vest, on a pro-rated basis, at the actual achievement level for completed performance periods (under the terms of the applicable equity award) and target achievement level for uncompleted periods.
Potential Payments Upon Termination or Change in Control
The chart set forth below describes the estimated benefits provided under various circumstances that trigger payments or provision of benefits under Dr. Leighton’s letter agreement, as amended, Akamai’s Severance Plan, the 2022 Change in Control Agreements and other arrangements. The chart below does not reflect benefits payable under the retirement policy as such policy was not in effect in 2025. Payments would not be cumulative. The value of equity incentive awards for which vesting would accelerate is calculated as if the triggering event occurred on and the performance year ended on December 31, 2025. Our closing stock price on December 31, 2025, the last trading day of the year, was $87.25. In addition to the amounts listed below, each NEO is eligible to receive up to 12 times the monthly premium for continued health and dental coverage in the event of a qualifying termination (which could be up to approximately $3,500 per month for a family plan).

Name	Triggering Event(1)	Cash Severance Payment ($)	Acceleration of Time- Vesting RSUs ($)	Acceleration of Performance- Based RSUs ($)(2)
Dr. Leighton	Voluntary Separation	—	—	6,336,531
	Involuntary Separation Without Cause or for Good Reason	1,500,001	—	6,336,531
	Termination for Cause	—	—	—
	Change in Control Event	—	—	—
	Involuntary Termination following a Change in Control	3,000,001	12,998,680	16,663,354
	Death or Disability	—	12,998,680	9,508,447
Mr. McGowan	Voluntary Separation	—	—	2,312,212
	Involuntary Separation Without Cause	989,750	—	2,312,212
	Termination for Cause	—	—	—
	Change in Control Event	—	—	—
	Involuntary Termination following a Change in Control	1,444,500	4,642,136	5,924,450
	Death or Disability	—	4,642,136	3,390,302
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Name	Triggering Event(1)	Cash Severance Payment ($)	Acceleration of Time- Vesting RSUs ($)	Acceleration of Performance- Based RSUs ($)(2)
Mr. Joseph	Voluntary Separation	—	—	—
	Involuntary Separation Without Cause	1,040,000	—	—
	Termination for Cause	—	—	—
	Change in Control Event	—	—	—
	Involuntary Termination following a Change in Control	1,560,000	3,756,113	4,793,166
	Death or Disability	—	3,756,113	2,713,969
Mr. Karon	Voluntary Separation	—	—	—
	Involuntary Separation Without Cause	1,140,000	—	—
	Termination for Cause	—	—	—
	Change in Control Event	—	—	—
	Involuntary Termination following a Change in Control	1,710,000	5,836,153	7,432,828
	Death or Disability	—	5,836,153	4,221,068
Mr. Sundaram	Voluntary Separation	—	—	—
	Involuntary Separation Without Cause	900,000	—	—
	Termination for Cause	—	—	—
	Change in Control Event	—	—	—
	Involuntary Termination following a Change in Control	1,300,000	4,028,507	5,129,515
	Death or Disability	—	4,028,507	2,872,764
(1)Involuntary separation without cause assumes that the termination is for a reason other than detrimental conduct (as defined in the 2014 Clawback Policy).
(2)Includes both PRSUs and relative TSR-Based RSUs and assumes the company acquiring Akamai assumed such PRSUs and relative TSR-Based RSUs. For PRSUs and relative TSR-Based RSUs, there is no acceleration of vesting upon a change in control unless the acquiring company does not assume such awards.
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Pay Versus Performance Table
The following table sets forth information with respect to the relationship between “compensation actually paid” to our NEOs, as calculated in accordance with Item 402(v) of Regulation S-K, during the years ended December 31, 2025, 2024, 2023, 2022 and 2021 and certain measures of Akamai’s financial performance:

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)	Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income (in millions) ($)(7)	Revenue (adjusted for foreign exchange) (millions)(8)
					Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2025	15,954,172	12,405,175	6,173,737	4,953,935	83	258	452	4,138
2024	15,064,923	1,715,819	5,525,306	948,813	91	208	505	4,033
2023	13,384,975	26,216,684	5,081,479	9,458,077	113	152	548	3,819
2022	11,982,771	3,458,806	4,380,444	1,992,238	80	97	524	3,611
2021	11,951,574	15,731,346	4,290,989	3,045,520	111	135	652	3,340
(1)Dr. Leighton served as our principal executive officer for the entirety of 2025, 2024, 2023, 2022 and 2021.
(2)The dollar amounts reported in column (c) represent the amount of “compensation actually paid” to Dr. Leighton, as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to Dr. Leighton during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to Dr. Leighton’s total compensation for each year to determine the compensation actually paid:

PEO	2025	2024	2023	2022	2021
Summary Compensation Table (“SCT”) Total	15,954,172	15,064,923	13,384,975	11,982,771	11,951,574
Subtract: grant date fair values of equity awards reported in “Stock Awards” column of the SCT for the covered fiscal year (“FY”)	(15,954,171)	(15,064,922)	(13,384,974)	(11,982,770)	(11,951,573)
Add: fair values as of the end of the covered FY of all equity awards granted during the covered FY that are outstanding and unvested as of the end of such covered FY	16,059,626	10,455,199	20,398,512	8,045,760	11,728,701
Add: the change in fair value (whether positive or negative) as of the end of the covered FY of any equity awards granted in any prior FY that are outstanding and unvested as of the end of such covered FY	(5,434,677)	(8,781,847)	4,190,798	(4,463,964)	354,691
Add: for awards that are granted and vest in the same FY, the fair value as of the vesting date	2,268,956	1,088,508	2,340,475	929,828	2,104,593
Add: the change in fair value (whether positive or negative) as of the vesting date (from the end of the prior FY) of any awards granted in any prior FY for which all applicable vesting conditions were satisfied at the end of or during the covered FY	(488,731)	(1,046,042)	(713,102)	(1,052,819)	1,543,360
Subtract: for any awards granted in any prior FY that failed to meet the applicable vesting conditions during the covered FY, the fair value at the end of the prior FY	0	0	0	0	0
Compensation Actually Paid to PEO	12,405,175	1,715,819	26,216,684	3,458,806	15,731,346
(3)The dollar amounts reported in column (d) represent the average of the amounts reported for the Company’s NEOs as a group (excluding Dr. Leighton, who has served as our Chief Executive Officer since 2013) in the “Total” column of the Summary Compensation Table in each applicable year. NEOs included for purposes of calculating the average amounts in each applicable
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year are as follows: (i) for 2022, 2023, 2024 and 2025, Messrs. McGowan, Joseph, Karon and Sundaram; and (ii) for 2021, Dr. Blumofe and Messrs. McGowan, Karon, Ahola and McConnell, who served as our President and General Manager of the Security Technology Group until December 13, 2021.
(4)The dollar amounts reported in column (e) represent the average amount of “compensation actually paid” to the NEOs as a group (excluding Dr. Leighton), as computed in accordance with Item 402(v) of Regulation S-K. The dollar amounts do not reflect the actual amount of compensation earned by or paid to the NEOs during the applicable year. In accordance with the requirements of Item 402(v) of Regulation S-K, the following adjustments were made to the average total compensation of the NEOs as a group (other than Dr. Leighton) for each year to determine the compensation actually paid:

Non-PEO NEOs	2025	2024	2023	2022	2021
Average Summary Compensation Table Total	6,173,737	5,525,306	5,081,479	4,380,444	4,290,989
Subtract: average grant date fair values of equity awards reported in “Stock Awards” column of the SCT for the covered FY	(5,634,194)	(5,003,517)	(4,564,229)	(3,864,492)	(3,775,373)
Add: average fair value as of the end of the covered FY of all equity awards granted during the covered FY that are outstanding and unvested as of the end of such covered FY	5,743,998	3,485,302	7,110,263	2,574,199	2,642,420
Add: the average change in fair value (whether positive or negative) as of the end of the covered FY of any equity awards granted in any prior FY that are outstanding and unvested as of the end of such covered FY	(1,897,163)	(3,096,499)	1,286,940	(1,161,319)	74,157
Add: for awards that are granted and vest in the same FY, the average fair value as of the vesting date	735,425	342,574	730,130	289,287	686,227
Add: the average change in fair value (whether positive or negative) as of the vesting date of any awards granted in any prior FY for which all applicable vesting conditions were satisfied at the end of or during the covered FY	(167,869)	(304,353)	(186,506)	(225,881)	387,129
Subtract: for any awards granted in any prior FY that failed to meet the applicable vesting conditions during the covered FY, the average fair value at the end of the prior FY	0	0	0	0	(1,260,029)
Average Compensation Actually Paid to Non-PEO NEOs	4,953,935	948,813	9,458,077	1,992,238	3,045,520
(5)Cumulative TSR is calculated by dividing the difference between the Company’s share price at the end and the beginning of the measurement period by the Company’s share price at the beginning of the measurement period. No dividends were paid by the Company during 2021, 2022, 2023, 2024 or 2025.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated. The peer group used for this purpose is the following published industry index: S&P 500 Information Technology Sector.
(7)The dollar amounts reported represent the amount of net income reflected in the Company’s audited financial statements for the applicable year.
(8)The dollar amounts reported represent the amount of revenue (adjusted for foreign exchange), which is defined as revenue calculated in accordance with GAAP, adjusted for the impact of fluctuations in foreign exchange rates and other non-recurring or unusual items that may arise from time to time. While the Company uses numerous financial and non-financial performance measures for the purpose of evaluating performance for the Company’s compensation programs, the Company has determined that revenue, as adjusted for foreign exchange, is the financial performance measure that, in the Company’s assessment, represents the most important financial performance measure that is not otherwise required to be disclosed in the Pay Versus Performance table used by the Company to link compensation actually paid to the Company’s NEOs (as computed in accordance with Item 402(v) of Regulation S-K), for the most recently completed fiscal year, to Company performance. The Company utilizes revenue, as adjusted for foreign exchange, as a performance metric in the Company’s short-term incentive compensation program, as well as for the PRSUs that are awarded to the NEOs.
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Analysis of the Information Presented in the Pay Versus Performance Table
As described in more detail in the section “Executive Compensation Matters—Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a variable pay-for-performance philosophy. While the Company utilizes several performance measures to align executive compensation with Company performance, not all of those Company measures are presented in the Pay Versus Performance table. Moreover, the Company generally seeks to incentivize long-term performance and does not consider compensation actually paid in any fiscal year (as computed in accordance with Item 402(v) of Regulation S-K) in determining or evaluating executive compensation.
Compensation Actually Paid and Cumulative TSR
The following graph shows the relationship between the amount of compensation actually paid to Dr. Leighton and the average amount of compensation actually paid to the Company’s other NEOs as a group (in each case, as computed in accordance with Item 402(v) of Regulation S-K) and the Company’s cumulative TSR over the five years presented in the Pay Versus Performance table as well as the Company’s peer group TSR over the five years presented in the Pay Versus Performance table.

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Compensation Actually Paid and Net Income
The following graph shows the relationship between the amount of compensation actually paid to Dr. Leighton and the average amount of compensation actually paid to the Company’s other NEOs as a group (in each case, as computed in accordance with Item 402(v) of Regulation S-K) and the Company’s net income over the five years presented in the Pay Versus Performance table. The Company does not use net income as a performance measure in its executive compensation program.

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Compensation Actually Paid and Revenue (adjusted for foreign exchange)
The following graph shows the relationship between the amount of compensation actually paid to Dr. Leighton and the average amount of compensation actually paid to the Company’s other NEOs as a group (in each case, as computed in accordance with Item 402(v) of Regulation S-K) and the Company’s revenue (adjusted for foreign exchange) over the five years presented in the Pay Versus Performance table.

Financial Performance Measures
The metrics that the Company uses for both our long-term and short-term incentive awards are selected based on an objective of incentivizing our NEOs to increase long-term value of the Company for our shareholders. The most important financial performance measures used by the Company to link executive compensation actually paid (as computed in accordance with Item 402(v) of Regulation S-K) to the Company’s NEOs, for the most recently completed fiscal year, to the Company’s performance are as follows:
•Revenue (adjusted for foreign exchange);
•Non-GAAP earnings per share; and
•Non-GAAP operating income.
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CEO Pay Ratio
Pursuant to Item 402(u) of Regulation S-K and Section 953(b) of the Dodd-Frank Act, presented below is the ratio of the annual total compensation of our Chief Executive Officer to the annual total compensation of our median employee (excluding our Chief Executive Officer).
The ratio presented below is a reasonable estimate calculated in a manner consistent with Item 402(u). The Commission’s rules for identifying the median employee and calculating the pay ratio based on that employee’s annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions and to make reasonable estimates and assumptions that reflect their employee populations and compensation practices. As a result, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies have different employee populations and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
For 2023, because we had an even number of employees, excluding our CEO, we had two median employees and we averaged their compensation for purposes of the 2023 pay ratio disclosure. One of those two employees left Akamai during 2024, so for 2024, we calculated the CEO pay ratio using the remaining median employee that we used to calculate the pay ratio for 2023. As permitted by SEC rules, we used the same median employee for 2025 that we used for 2024, as we believe there has been no change in our employee population or compensation arrangements in 2025 that would result in a significant change to our pay ratio disclosure.
To identify our median employee in 2023, we used a compensation measure that incorporated target total cash compensation and equity granted during the 12-month period preceding the determination date. International employees’ pay was converted to U.S. dollars using the exchange rates on the determination date. We did not apply any cost-of-living adjustments as part of the calculation. As of December 27, 2023, the measurement date used for identifying our median employee in 2023, we employed 10,300 full-time and part-time workers. We did not employ any temporary workers as of such date. As permitted by applicable SEC rules, we excluded 57 interns located in India and six interns located in Brazil, representing less than 5% of our total workforce as of the measurement date.
The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our Chief Executive Officer was $15,954,172, as reported in the Summary Compensation Table of this Proxy Statement. The 2025 annual total compensation as determined under Item 402 of Regulation S-K for our median employee was $129,052. Based on the foregoing, our estimate of the ratio of our CEO’s annual total compensation to our median employee’s annual total compensation for fiscal year 2025 is approximately 124 to 1.
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Securities Authorized for Issuance Under Equity Compensation Plans
The following table reflects the number of shares of our common stock that, as of December 31, 2025, were outstanding and available for issuance under compensation plans that have previously been approved by our stockholders as well as compensation plans that have not previously been approved by our stockholders.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights ($) (b)(1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a)) (c)(2)
Equity Compensation Plans Approved by Security Holders (3)	9,109,265	—	9,880,333
Equity Compensation Plans not Approved by Security Holders	—	—	—
Total	9,109,265	—	9,880,333
(1)RSUs issued under our equity compensation plans do not require payment by the recipient to us at the time of vesting. As such, the weighted-average exercise price does not take these awards into account.
(2)Includes 610,157 shares reserved for future issuance under the Akamai Technologies, Inc. Amended and Restated 1999 Employee Stock Purchase Plan, as amended (the “1999 Employee Stock Purchase Plan”). At our 2002 Annual Meeting of Stockholders, our stockholders approved an evergreen provision for the 1999 Employee Stock Purchase Plan pursuant to which the number of shares available for issuance automatically increases by up to 1,500,000 shares each June 1 and December 1, subject to an aggregate cap of 20,000,000 shares.
(3)Consists of stock options and other equity rights, such as DSUs and RSUs, issuable under the 1999 Employee Stock Purchase Plan and the Second Amended and Restated 2013 Stock Incentive Plan, as amended.
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Part Three – Company Proposals
Proposal 1
Election of Directors
At the Annual Meeting, stockholders will vote to elect the nine nominees named in this Proxy Statement to the Board. Each of the nominees elected at the Annual Meeting will hold office until the 2027 Annual Meeting of Stockholders and until his or her successor has been duly elected and qualified or until his or her earlier death, resignation or removal. Based on the recommendation of the ESG Committee, the Board has nominated Janaki Akella, Sharon Bowen, Marianne Brown, Bas Burger, Dan Hesse, Tom Killalea, Tom Leighton, Jonathan Miller and Madhu Ranganathan to serve as directors. The persons named in the enclosed proxy will vote to elect Mses. Akella, Bowen, Brown and Ranganathan, Messrs. Burger, Hesse, Killalea and Miller and Dr. Leighton unless a stockholder indicates that the shares should be voted against one or more of such nominees.
In the event that any director nominee becomes unavailable or declines to serve as a director at the time of the Annual Meeting, the proxy holders will vote the proxies in their discretion for any nominee who is designated by the current Board to fill the vacancy. It is not expected that any of the nominees will be unavailable or will decline to serve.
Board of Directors Recommendation
The Board of Directors believes that the election of Janaki Akella, Sharon Bowen, Marianne Brown, Bas Burger, Dan Hesse, Tom Killalea, Tom Leighton, Jonathan Miller and Madhu Ranganathan as directors is in the best interests of Akamai and our stockholders and, therefore, recommends that the stockholders vote FOR each of these nominees.
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Proposal 2
Approval of Fourth Amendment to the Second Amended and Restated 2013 Stock Incentive Plan
Overview
In the opinion of Akamai’s Board, the future success of Akamai depends, in large part, on its ability to maintain a competitive position in attracting, retaining and motivating key employees with relevant experience and capability. On January 27, 2026, following the TL&C Committee’s approval and recommendation, the Board adopted, subject to stockholder approval, a fourth amendment to the Second Amended and Restated 2013 Stock Incentive Plan (the “2013 Plan”) to increase the number of shares of common stock authorized for issuance thereunder by 8,000,000 shares.
If stockholders approve this amendment, the number of shares available for future awards under the 2013 Plan, as amended, as of the date of the annual meeting would be the sum of (1) 8,000,000, (2) the number of shares available for future awards under the 2013 Plan as of such date (as of February 12, 2026, 9,187,362 shares were available for future awards under the 2013 Plan) and (3) any shares subject to outstanding awards under the 2013 Plan that are terminated, canceled, surrendered or forfeited (as of February 12, 2026, 8,928,898 shares were subject to outstanding awards under the 2013 Plan).
The 2013 Plan, as amended, is intended to be a broad-based plan that allows for the issuance of equity awards deep into our organization. To foster a stronger sense of ownership and align the interests of employees with shareholders, RSUs are held by the vast majority of our employees under the 2013 Plan. Annual bonuses for all executives and a majority of our non-executive employees are paid in shares of common stock rather than cash. This has been our practice for the past six years for our executives, and for the past three years for our non-executive employees. In addition, new employees are generally eligible for new-hire equity awards.
In determining the size of the requested share increase, our Board and TL&C Committee worked with management and our independent compensation consultant to evaluate a number of factors, including our corporate strategy and compensation needs, our compensation philosophy of broad-based eligibility for equity incentive awards, our recent and projected share usage and the total potential dilution of the proposed share increase. Based on our historical grant practices and planned headcount, we expect that the total number of shares available under the 2013 Plan, if the proposed amendment is approved, will allow us to meet our equity compensation needs through our 2027 Annual Meeting of Stockholders.
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Our Equity Award Practices are Designed to Balance Our Goals with Stockholder Interests
We are committed to maintaining an equity incentive program that accomplishes our incentive and retention goals while being sensitive to our stockholders’ concerns about the prudent use of equity.

No liberal share counting	The 2013 Plan, as amended, prohibits the reuse of shares withheld or delivered to satisfy the exercise price of an award or to satisfy tax withholding requirements with respect to an award, shares that were subject to stock-settled stock appreciation rights (“SARs”) and were not issued upon the net settlement or net exercise of such SARs, and shares repurchased on the open market using proceeds from the exercise of an award.
Repurchase of shares to offset dilution	In each of 2022, 2023, 2024 and 2025, we repurchased more shares than granted, fully offsetting the dilution associated with our equity incentive program.
Per participant limit	The 2013 Plan, as amended, provides that no more than 1,000,000 shares may be granted to any one participant pursuant to awards under the plan per calendar year.
No repricing of stock options or SARs without stockholder approval	The 2013 Plan, as amended, prohibits the direct or indirect repricing of stock options or SARs without stockholder approval.
No “reload provisions” or dividend equivalents on options or SARs	No options or SARs granted under the 2013 Plan, as amended, may contain a provision entitling the optionee to an automatic grant of additional options or SARs in connection with any exercise of the original option or SAR or provide for the payment or accrual of dividend equivalents.
No discounted stock options or SARs	The 2013 Plan, as amended, requires that option or SAR exercise prices must not be less than 100% of the fair market value of a share of common stock on the date of grant.
Dividends and dividend equivalents on restricted stock and restricted stock units not paid until award vests	Any dividends or dividend equivalents paid with respect to restricted stock or restricted stock units will be subject to the same restrictions on transfer and forfeitability as the award with respect to which it is paid.
“Double-trigger” change in control vesting	If awards granted under the 2013 Plan, as amended, are assumed by a successor in connection with a change in control of the Company, such awards will not automatically vest and pay out solely as a result of the change in control.
Material amendments require stockholder approval	Stockholder approval is required prior to an amendment to the 2013 Plan, as amended, that would (i) materially increase the number of shares available thereunder, (ii) expand the types of available awards, (iii) materially expand the class of participants eligible to participate or (iv) materially increase the benefits available to participants.
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Administered by an independent committee	The 2013 Plan, as amended, is administered by the TL&C Committee, which is made up entirely of independent directors.
Awards subject to forfeiture/clawback	Awards under the 2013 Plan, as amended, are subject to recoupment under certain circumstances. See “Compensation Recovery Policies” discussion in Part Two of this Proxy Statement.
Minimum vesting requirements	Since 2017, all awards have a minimum one-year vesting period requirement subject to certain limited exceptions.
No “evergreen” provision	The 2013 Plan, as amended, does not include an “evergreen” provision; accordingly, we must periodically ask for stockholder approval to increase the number of shares available under the plan.
Half of executives’ annual RSUs are performance-based.	Annual equity awards to our executive team, including our executive officers, are 50% service-based and 50% performance-based, with shares not earned for a period being forfeited.
Annual bonuses paid out in stock for executives and the vast majority of employees
Annual bonuses for our executive officers and the vast majority of our employees are paid in shares of Akamai common stock rather than cash. The payment of bonuses in shares of Akamai common stock further aligns the interests of our stockholders, executives and employees.

The Board believes that approving an additional 8,000,000 shares for issuance under the 2013 Plan is appropriate and in the best interests of stockholders given Akamai’s current expectations on hiring created by recent business growth, the highly competitive environment in which we recruit and retain employees, our plans for future acquisitions, the dilution rate of Akamai’s peers and Akamai’s historical rate of issuing equity awards and the settlement of 2025 annual bonuses in shares for our executives and the vast majority of our employees.
As of February 12, 2026, there were no options covering shares of our common stock outstanding under the 2013 Plan or our other equity compensation plans. As of February 12, 2026, unvested full-value awards (including RSUs and DSUs) issued under the 2013 Plan and our other compensation plans covering 8,928,898 shares of our common stock were outstanding. Finally, as of February 12, 2026, 9,187,362 shares were available for future grant under the 2013 Plan, 144,887,955 shares of our common stock were outstanding and 38,459,000 shares of common stock were subject to outstanding warrants and convertible securities.
In developing our share request for an increase in the number of shares available for issuance under the 2013 Plan, as amended, and analyzing the impact of utilizing equity on our stockholders, our management and the TL&C Committee considered both our “burn rate” and “overhang,” which they consider important metrics of how our equity compensation program impacts our stockholders.
Our practice has generally been to grant equity awards that have a target value equal to a dollar amount that our TL&C Committee determines is competitive with the target value of long-term incentive awards granted by our peers, taking into account our overall pay mix relative to our peers and the appropriate balance of annual cash incentives and equity awards. Our equity awards are therefore a critical piece of our compensation program, which allows us to attract, retain and incentivize the talented and qualified employees necessary for our continued growth and success. In addition, in order to further align the interests of our stockholders and our employees, beginning in 2021 (for executives) and 2023 (for the majority of non-executive, bonus-eligible employees), annual bonuses have been paid in common stock. The TL&C Committee determined to continue that practice and pay 2025 annual bonuses in shares of common stock rather than in cash for our executives
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and the vast majority of our employees, resulting in a significant number of shares being issued under the 2013 Plan.
Burn rate provides a measure of the potential dilutive impact of our annual equity award program. Our burn rate is low for a technology company but is inflated compared to our peers because of our strong history of buying back shares, which lowers our shares outstanding and consequently increases the burn rate. However, our share repurchases help us to return capital to shareholders and historically have been accretive to earnings per share and return on equity. Set forth below is a table that reflects our burn rate for 2023, 2024 and 2025, as well as the average over those years.

Fiscal Year	Options Granted (1)	Full Value Shares Granted (2)	Less Forfeitures	Total Granted (Net of Forfeitures)	Weighted Avg # of Common Shares Outstanding	Net Burn Rate (3)
2025	—	6,883,000	691,000	6,192,000	145,402,000	4.3%
2024	—	5,444,000	558,000	4,886,000	151,392,000	3.2%
2023	—	6,250,000	920,000	5,330,000	152,510,000	3.5%
Three Year Average						3.7%
(1)Excludes options assumed by Akamai in connection with acquisitions of other companies and equity awards previously issued by such acquired companies.
(2)For performance-based awards, amount reflects target number of shares issuable pursuant to such awards.
(3)“Net Burn Rate” is defined as the number of equity awards granted in the year, less the number of equity awards forfeited in the year, divided by weighted average number of shares outstanding.
Overhang provides a measure of the potential dilutive effect of all outstanding equity awards and shares available for future grants. Our overhang as of February 12, 2026 was approximately 9.0%. If the 2013 Plan, as amended, is approved by stockholders, the potential overhang from awards authorized for issuance will increase by approximately 3.5% to approximately 12.5%. We calculated overhang as (a) the total number of shares subject to outstanding equity awards, plus shares available for future awards (plus, for purposes of calculating overhang if the amendment to the 2013 Plan is approved by stockholders, the contemplated 8,000,000 new shares) divided by (b) the total number of shares of common stock outstanding, plus shares subject to warrants and convertible securities, plus the number of shares in (a).
Mitigating Dilution Through Share Repurchases
For several years, our stated capital allocation strategy has included buying back shares over time to offset dilution from employee equity programs and to be opportunistic in share repurchases. Over the past ten years, we have decreased our shares outstanding by approximately 18%. In addition, in the past three years, our share repurchasing has eclipsed our annual equity awards by over 4.9 million shares, fully offsetting any dilutive effects on stockholders:

	2023	2024	2025	Three Year Total
Equity Awards Granted	6,250,000	5,444,000	6,883,000	18,577,000
Shares Repurchased	7,801,778	5,622,892	10,028,703	23,453,373
Net Dilutive Effect of Equity Program	-1,551,778	-178,892	-3,145,703	-4,876,373
Summary of the 2013 Plan, as Amended
The following summary of the 2013 Plan, as amended, is qualified in its entirety by reference to the proposed Fourth Amendment to the 2013 Plan, a copy of which is attached as Appendix A to this Proxy Statement, the Third Amendment to the 2013 Plan, which is attached to the Company's definitive Proxy Statement for the 2025 Annual Meeting of Stockholders, filed with the Securities and Exchange Commission on April 1, 2025, the
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Second Amendment to the 2013 Plan, which is attached to the Company’s definitive Proxy Statement for the 2024 Annual Meeting of stockholders, filed with the Securities and Exchange Commission on March 28, 2024, and the Amendment to the 2013 Plan, which is attached to the Company’s definitive Proxy Statement for the 2023 Annual Meeting of stockholders, filed with the Securities and Exchange Commission on March 29, 2023, and the 2013 Plan, which is attached to the Company’s definitive Proxy Statement for the 2022 Annual Meeting of stockholders, filed with the Securities and Exchange Commission on March 30, 2022. References to the Board in this summary shall include the TL&C Committee of the Board or any similar committee appointed by the Board to administer the 2013 Plan, as amended.
Types of Awards; Shares Available for Issuance
The 2013 Plan, as amended, allows for the issuance of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, SARs, restricted stock awards, RSUs, DSUs, other stock-based awards and performance awards or other awards in the form of cash awards; we refer to these securities as Awards. If stockholders approve this amendment, the number of shares available for future Awards under the 2013 Plan, as amended, as of the date of the Annual Meeting would be the sum of (1) 8,000,000 shares, (2) the number of shares available for future Awards under the 2013 Plan as of such date (as of February 12, 2026, 9,187,362 shares were available for future Awards under the 2013 Plan) and (3) any shares subject to outstanding awards under the 2013 Plan that are terminated, canceled, surrendered or forfeited (as of February 12, 2026, 8,928,898 shares were subject to outstanding awards under the 2013 Plan). Shares of common stock delivered to Akamai by a participant to purchase common stock upon exercise of an Award or to satisfy tax withholding obligations related to an Award (including shares retained from the Award creating the tax obligation) shall not be added back to the number of shares of common stock available for the future grant of Awards under the 2013 Plan, as amended. In addition, common stock repurchased by Akamai on the open market using proceeds from the exercise of an Award shall not increase the number of shares of common stock available for future grant of Awards under the 2013 Plan, as amended.
Certain sub-limitations apply to Awards under the 2013 Plan, as amended. The maximum number of shares with respect to which Awards may be granted to any participant under the 2013 Plan, as amended, may not exceed 1,000,000 shares per calendar year. Up to 5,000,000 shares are available under the 2013 Plan, as amended, for Awards in the form of incentive stock options.
Under the 2013 Plan, as amended, the maximum amount of cash and equity compensation (calculated in the case of equity awards based on grant date fair value for financial reporting purposes) granted in any calendar year to any individual non-employee director may not exceed $1,000,000; provided, however, that the Board may make exceptions to this limit for individual non-employee directors in extraordinary circumstances, as the Board may determine in its discretion, provided that the non-employee director receiving such additional compensation may not participate in the decision to award such compensation.
All shares of common stock covered by SARs shall be counted against the number of shares available for grant under the 2013 Plan, as amended, and the sub-limitations described above. However, SARs that may be settled only in cash shall not be so counted, and if a SAR is granted in tandem with an option and the grant provides that only one such Award may be exercised, only the shares covered by the option shall be counted and the expiration of one in connection with the other’s exercise will not restore shares to the 2013 Plan, as amended. In the case of the exercise of a SAR, the number of shares counted against the shares available under the 2013 Plan, as amended, and against the sub-limitations described above will be the full number of shares subject to the SAR multiplied by the percentage of the SAR actually exercised, regardless of the number of shares actually used to settle such SAR upon exercise. The shares covered by a SAR granted in tandem with a stock option (as described below) will not again become available for grant upon the expiration or termination of such SAR.
Substitute Awards granted under the 2013 Plan, as amended, in connection with a merger or consolidation of an entity with Akamai or the acquisition by Akamai of property or stock of an entity shall not count against the overall share limits and sub-limitations described above, except as required by reason of Section 422 and related provisions of the Code.
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Shares issued under the 2013 Plan, as amended, may consist in whole or in part of authorized but unissued shares, treasury shares or shares purchased on the open market.
Descriptions of Awards
Options. Optionees receive the right to purchase a specified number of shares of common stock at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may not be granted at an exercise price that is less than 100% of the fair market value of the common stock on the effective date of grant. Under present law, incentive stock options may not be granted at an exercise price less than 110% of the fair market value in the case of stock options granted to optionees holding more than 10% of the total combined voting power of all classes of stock of Akamai or any of our subsidiaries. Under the terms of the 2013 Plan, as amended, stock options may not be granted for a term in excess of seven years (and, under present law, five years in the case of incentive stock options granted to optionees holding greater than 10% of the total combined voting power of all classes of stock of Akamai or any of our subsidiaries). The 2013 Plan, as amended, permits participants to pay the exercise price of options using one or more of the following manners of payment: (i) payment by cash or check or, except as may otherwise be provided in the applicable option agreement or approved by the Board, in connection with a “cashless exercise” through a broker, (ii) to the extent provided in the applicable option agreement or approved by the Board, and subject to certain conditions, by surrender to us of shares of common stock owned by the participant valued at their fair market value, (iii) to the extent provided in an applicable non-statutory stock option agreement or approved by the Board, and subject to certain conditions, by delivery of a notice of “net exercise” as a result of which Akamai will retain shares of common stock otherwise issuable pursuant to the stock option, (iv) to the extent provided in the applicable option agreement or approved by the Board, by any other lawful means, or (v) any combination of the foregoing. No option granted under the 2013 Plan, as amended, may contain a provision entitling the participant to the automatic grant of additional options in connection with any exercise of the original option. No options granted under the 2013 Plan, as amended, may provide for the payment or accrual of dividend equivalents.
Stock Appreciation Rights. A SAR is an award entitling the holder, upon exercise, to receive a number of shares of common stock or cash (or a combination thereof) determined by reference to appreciation, from and after the date of grant, in the fair market value of a share of our common stock over the grant price. SARs may be granted independently or in tandem with stock options granted under the 2013 Plan, as amended. When a SAR is granted in tandem with a stock option, the SAR will be exercisable only at such time or times, and to the extent that the related stock option is exercisable (except to the extent designated by the Board in connection with a change in control event), will be exercisable in accordance with the procedure required for exercise of the related option, will terminate and no longer be exercisable upon the termination or exercise of the related option (except to the extent designated by the Board in connection with a change in control event and except that a SAR granted with respect to less than the full number of shares covered by an option will not be reduced until the number of shares as to which the related option has been exercised or has terminated exceeds the number of shares not covered by the SAR), the option will terminate and no longer be exercisable upon exercise of the related SAR and the SAR will be transferable only with the related stock option. The 2013 Plan, as amended, provides that the grant price or exercise price of a SAR may not be less than 100% of the fair market value per share of our common stock on the effective date of grant and that SARs granted under the 2013 Plan, as amended, may not have a term in excess of seven years. No SARs granted under the 2013 Plan, as amended, may contain a provision entitling the participant to the automatic grant of additional SARs in connection with any exercise of the original SAR. No SARs granted under the 2013 Plan, as amended, may provide for the payment or accrual of dividend equivalents.
No Repricings of Options or SARs. With respect to options and SARs, unless such action is approved by stockholders or permitted under the terms of the 2013 Plan, as amended, in connection with certain changes in capitalization and change in control events, we may not (i) amend any outstanding option or SAR granted under the 2013 Plan, as amended, to provide an exercise price or grant price per share that is lower than the then-current exercise price or grant price per share of such outstanding option or SAR, (ii) cancel any outstanding option or SAR (whether or not granted under the 2013 Plan, as amended) and grant in substitution therefor new Awards under the 2013 Plan, as amended (other than certain Awards granted in connection with
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our merger or consolidation with, or acquisition of, another entity), covering the same or a different number of shares of common stock and having an exercise price or grant price per share lower than the then-current exercise price per share of the canceled option or SAR, (iii) cancel in exchange for a cash payment any outstanding option or SAR with an exercise price or grant price per share above the then-current fair market value of our common stock, or (iv) take any other action under the 2013 Plan, as amended, that constitutes a “repricing” within the meaning of the rules of the Nasdaq Stock Market.
Restricted Stock Awards. We may issue Awards of shares of our common stock subject to the right of Akamai to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award. We refer to these Awards as Restricted Stock. Any dividend declared and paid by Akamai with respect to a share of Restricted Stock shall be paid to the participant (without interest) only if and when such shares of Restricted Stock become free from any applicable restrictions on transferability and forfeitability.
RSUs; DSUs. We may also grant Awards entitling the recipient to receive shares of our common stock (or cash equal to the fair market value of such shares) to be delivered at a future date on or after such Award vests. We refer to these Awards as RSUs. A participant has no voting rights with respect to any RSUs. To the extent provided by the Board in its sole discretion, a grant of RSUs may provide the participant with a right to receive dividend equivalents, which may be settled in cash and/or shares of our common stock and shall be subject to the same restrictions on transfer and forfeitability as the underlying RSUs. The Board may provide for deferral of settlement of a RSU (on a mandatory basis or at the election of the participant); we refer to RSUs with a mandatory or elected deferral as DSUs.
Other Stock-Based Awards; Cash-Based Awards. Under the 2013 Plan, as amended, the Board may grant other Awards that are based upon our common stock or other property having such terms and conditions as the Board may determine including the grant of shares based upon certain conditions, the grant of Awards that are valued in whole or in part by reference to, or otherwise based on, shares of our common stock and the grant of Awards entitling recipients to receive shares of our common stock to be delivered in the future. We refer to these types of Awards as Other Stock-Based Awards. Other Stock-Based Awards may be available as a form of payment in the settlement of other Awards granted under the 2013 Plan, as amended, or as payment in lieu of compensation to which a participant is otherwise entitled. Other Stock-Based Awards may be paid in shares of our common stock or cash, as the Board determines. The Board may also grant Performance Awards (as defined below) or other Awards denominated in cash rather than shares of common stock. We refer to these types of Awards as Cash-Based Awards.
Performance Awards. Awards granted under the 2013 Plan, as amended, may be made subject to achievement of performance goals as determined by the Board.
Transferability of Awards. Except as the Board may otherwise determine or provide in an Award in connection with certain gratuitous transfers, Awards may not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution or, other than in the case of an incentive stock option, pursuant to a qualified domestic relations order. During the life of the participant, Awards are exercisable only by the participant.
Eligibility to Receive Awards
Employees, officers, directors, consultants and advisors of Akamai and our present or future parent or subsidiary corporations and any other business venture in which Akamai has a controlling interest (as determined by the Board) are eligible to be granted Awards under the 2013 Plan, as amended. Under current law, however, incentive stock options may only be granted to employees of Akamai and its present or future parent or subsidiaries. As of December 31, 2025, we had approximately 11,373 employees, nine executive officers, ten non-employee directors and 746 contractors or advisors eligible to receive Awards under the 2013 Plan, as amended. The granting of Awards under the 2013 Plan, as amended, is discretionary, and we cannot
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now determine the number or type of Awards to be granted in the future to any particular person or group, except that Awards are subject to the limitations described above. On February 12, 2026, the last reported sale price of our common stock on the Nasdaq Global Select Stock Market was $104.61.
Awards Granted Under the 2013 Stock Incentive Plan
Since the initial approval of the 2013 Plan in 2013 through February 12, 2026, the following number of equity awards have been granted to the individuals and groups described in the table. No other equity awards have been granted to any other individuals or groups under the 2013 Plan as of such date.

Name of Beneficial Owner	Number of Shares of Common Stock Underlying Options Granted	Number of Shares of Common Stock Underlying RSUs and Restricted Stock Awards Granted*	Number of Shares of Common Stock Underlying DSUs Granted
Named Executive Officers:
Dr. Leighton	—	1,853,916	—
Mr. McGowan	—	411,419	—
Mr. Joseph	—	259,013	—
Mr. Karon	—	541,796	—
Mr. Sundaram	10,000	303,158	—
All current executive officers as a group	10,000	3,369,302	—
All current directors who are not executive officers, as a group	49,783	31,279	226,224
Nominees for election as a director (other than Dr. Leighton):
Janaki Akella	—	—	3,028
Sharon Bowen	—	3,491	14,549
Marianne Brown	—	3,976	18,159
Bas Burger	—	—	3,028
Monte Ford	24,721	—	40,520
Dan Hesse	—	7,689	31,671
Tom Killalea	—	5,599	22,682
Jonathan Miller	—	5,498	31,855
Madhu Ranganathan	—	5,026	18,718
Ben Verwaayen	25,062	—	42,014
All employees, including all current officers who are not executive officers, as a group	50,000	42,998,852	—
*For PRSUs, reflects actual number of shares issuable in respect of vested PRSUs, if determinable; otherwise, reflects target number of shares issuable under the PRSUs.
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Administration
The Board administers the 2013 Plan, as amended, and is authorized to adopt, alter and repeal the administrative rules, guidelines and practices relating to the 2013 Plan, as amended, and to interpret the provisions of the 2013 Plan, as amended, and any Award documentation and remedy any ambiguities, omissions or inconsistencies therein. Pursuant to the terms of the 2013 Plan, as amended, the Board may delegate authority under the 2013 Plan, as amended, to one or more committees or subcommittees of the Board. The Board has authorized the TL&C Committee to administer certain aspects of the 2013 Plan, as amended, including the granting of awards to directors and executive officers. The TL&C Committee, with the input of management, selects the recipients of Awards and determines, in addition to other items, and subject to the terms of the 2013 Plan, as amended:
•the number of shares of common stock, cash or other consideration covered by Awards and the terms and conditions of such Awards, including the dates upon which such Awards become exercisable or otherwise vest;
•the exercise price of Awards;
•the effect on Awards of a change in control of Akamai; and
•the duration of Awards.
Subject to any requirements of applicable law, the Board may delegate to one or more of our officers the power to grant Awards (subject to any limitations under the 2013 Plan, as amended) to employees or non-executive officers of Akamai or any of our present or future subsidiary corporations and to exercise such other powers under the 2013 Plan, as amended, as the Board may determine, provided that the Board shall fix the terms of the Awards to be granted by such officers, the maximum number of shares subject to Awards that the officers may grant and the time period in which such Awards may be granted. No officer shall be authorized to grant Awards to any of our executive officers. The Board has delegated to our Chief Executive Officer the authority under the 2013 Plan, as amended, to grant RSUs to non-executive employees of Akamai subject to certain specified limitations and oversight by the TL&C Committee. Awards to non-employee directors will only be granted and administered by a committee, all the members of which are independent as defined by Section 5605(a)(2) of the Nasdaq Rules.
The Board may at any time provide that any Award will become immediately exercisable in full or in part, free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.
The Board is required to make appropriate adjustments in connection with the 2013 Plan, as amended, and any outstanding Awards to reflect stock splits, stock dividends, recapitalizations, spin-offs and other similar changes in capitalization.
All decisions by the Board shall be made in the Board’s sole discretion and shall be final and binding on all persons having or claiming any interest in the 2013 Plan, as amended, or in any Award. No director or person acting pursuant to authority delegated by the Board shall be liable for any action or determination relating to or under the 2013 Plan, as amended, made in good faith. Akamai will indemnify and hold harmless each director, officer, other employee or agent to whom any duty or power relating to the administration or interpretation of the 2013 Plan, as amended, has been or will be delegated against any cost or expense (including attorneys’ fees) or liability (including any sum paid in settlement of a claim with the Board’s approval) arising out of any act or omission to act concerning the 2013 Plan, as amended, unless arising out of such person’s own fraud or bad faith.
Minimum Vesting. Subject to the discretionary authority of the Board to accelerate the vesting of an Award as described above, no Award shall vest earlier than the first anniversary of its date of grant, unless such Award is granted in lieu of salary, bonus or other compensation otherwise earned by or payable to the holder, except for
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Awards granted, in the aggregate, for up to 5% of the maximum number of authorized shares under the 2013 Plan, as amended.
Amendment of Awards. Except as otherwise provided under the 2013 Plan, as amended, with respect to repricing outstanding stock options or SARs, the Board may amend, modify or terminate any outstanding Award, provided that the participant’s consent to such action will be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the participant or the change is otherwise permitted under the terms of the 2013 Plan, as amended.
Change in Control Events. In the case of and subject to the consummation of a Change in Control Event (as defined in the 2013 Plan, as amended), except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the participant and the Company, all Awards with conditions and restrictions relating to the attainment of performance goals (“Performance Awards”) shall be deemed earned immediately prior to the Change in Control Event based upon achievement of (i) actual performance of the applicable metrics for any Performance Awards for which the applicable performance period has been fully completed as of the date of the Change in Control Event and (ii) target level performance of the applicable performance metrics for any Performance Awards for which the performance period has not been completed or has been partially completed as of the date of the Change in Control Event. Any Performance Awards that are deemed earned in connection with a Change in Control Event are referred to as Earned Performance Awards.
In the case of a Change in Control Event, the parties thereto may cause the assumption or continuation of Awards theretofore granted by the successor entity or the substitution of such Awards with new awards of the successor entity or parent thereof, with appropriate adjustment as to the number and kind of shares and, if appropriate, the per share exercise prices, as such parties shall agree. To the extent the parties to such Change in Control Event do not provide for the assumption, continuation or substitution of Awards, upon the effective time of the Change in Control Event, the 2013 Plan, as amended, and all outstanding Awards granted thereunder shall terminate. In such case, except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the participant and the Company, all Awards with time-based vesting conditions or restrictions that are not vested and/or exercisable immediately prior to the effective time of the Change in Control Event and all Earned Performance Awards shall become fully vested and exercisable as of immediately prior to the effective time of the Change in Control Event. In the event of a termination of outstanding Awards granted under the 2013 Plan, as amended, upon a Change in Control Event, (i) the Company shall have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to the participant holding options and SARs, in exchange for the cancellation thereof, in an amount equal to the difference between (A) the price paid for each share of common stock in the Change in Control Event (the “Sale Price”) multiplied by the number of shares of common stock subject to outstanding options and SARs (to the extent then exercisable at prices not in excess of the Sale Price) and (B) the aggregate exercise price of all such outstanding options and SARs (provided that, in the case of an option or SAR with an exercise price equal to or greater than the Sale Price, such option or SAR shall be cancelled for no consideration); or (ii) each participant shall be permitted, within a specified period of time prior to the consummation of the Change in Control Event as determined by the Board, to exercise all outstanding options and SARs (to the extent then exercisable) held by such participant. The Company shall also have the option (in its sole discretion) to make or provide for a payment, in cash or in kind, to participants holding Awards other than options and SARs in an amount equal to the Sale Price multiplied by the number of vested shares of common stock underlying such Awards.
To the extent the parties to a Change in Control Event provide for the assumption, continuation or substitution of Awards, except to the extent specifically provided to the contrary in the instrument evidencing the Award or any other agreement between the participant and the Company, each such assumed, continued or substituted Award (including, for the avoidance of doubt, any Earned Performance Award) shall become immediately vested, exercisable or free from forfeiture, as applicable, upon the termination of the participant’s employment if the participant’s employment with the Company or a successor corporation is terminated for Good Reason (as defined in the 2013 Plan, as amended) by the participant or is terminated without Cause (as defined in the
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2013 Plan, as amended) by the Company or the successor corporation, in either case on or prior to the first anniversary of the date of the consummation of a Change in Control Event.
Provisions for Foreign Participants
The Board may modify Awards granted to participants who are foreign nationals or employed outside the United States or establish subplans or procedures under the 2013 Plan, as amended, to recognize differences in laws, rules, regulations or customs of such foreign jurisdictions with respect to tax, securities, currency, employee benefit or other matters.
Amendment or Termination
The Board may amend, suspend or terminate the 2013 Plan, as amended, or any portion thereof at any time provided that (i) no amendment that would require stockholder approval under the rules of the Nasdaq Stock Market may be made effective unless and until such amendment shall have been approved by Akamai’s stockholders; and (ii) if the Nasdaq Stock Market amends the Nasdaq Rules so that such rules no longer require stockholder approval of material amendments to equity compensation plans, then, from and after the effective date of such amendment to the Nasdaq Rules, no amendment to the 2013 Plan, as amended, (A) materially increasing the number of shares authorized under the 2013 Plan, as amended (other than as provided for in the 2013 Plan, as amended, in connection with changes in capitalization), (B) expanding the types of Awards that may be granted under the 2013 Plan, as amended, (C) materially expanding the class of participants eligible to participate in the 2013 Plan, as amended, or (D) materially increasing benefits generally available to participants shall be effective unless stockholder approval is obtained. In addition, if at any time the approval of Akamai’s stockholders is required as to any other modification or amendment under Section 422 of the Code or any successor provision with respect to incentive stock options, the Board may not effect such modification or amendment without such approval. Unless otherwise specified in the amendment, any amendment to the 2013 Plan, as amended, adopted in accordance with the procedures described above shall apply to, and be binding on the holders of, all Awards outstanding under the 2013 Plan, as amended, at the time the amendment is adopted, provided that the Board determines that such amendment, taking into account any related action, does not materially and adversely affect the rights of participants under the 2013 Plan, as amended.
Effective Date and Term of 2013 Plan, as Amended
The 2013 Stock Incentive Plan first became effective on May 13, 2013, the date the plan was approved by Akamai’s stockholders. The 2013 Plan became effective on May 12, 2022, the date the plan was approved by Akamai’s stockholders. The first, second and third amendments to the 2013 Plan became effective on May 11, 2023, May 10, 2024 and May 14, 2025, respectively, the dates such amendments were approved by Akamai’s stockholders, and the proposed fourth amendment to the 2013 Plan will become effective upon approval by Akamai’s stockholders. No Awards shall be granted under the 2013 Plan, as amended, after May 12, 2032 and no Awards of incentive stock options may be granted after the date that is ten years after the 2013 Plan was approved by the Board, but Awards previously granted may extend beyond that date.
Federal Income Tax Consequences
The following summarizes the United States federal income tax consequences that generally arise with respect to Awards granted under the 2013 Plan, as amended. This summary is based on the federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all Awards are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below.
Incentive Stock Options. A participant will not have income upon the grant of an incentive stock option. Also, except as described below, a participant will not have income upon exercise of an incentive stock option if the participant has been employed by Akamai or its corporate parent or 50% or more-owned corporate subsidiary at all times beginning with the option grant date and ending three months before the date the participant
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exercises the option. If the participant has not been so employed during that time, then the participant will be taxed as described below under “Nonstatutory Stock Options.” The exercise of an incentive stock option may subject the participant to the alternative minimum tax.
A participant may have income upon the sale of the stock acquired under an incentive stock option, which we refer to as ISO stock, at a profit (if sales proceeds exceed the exercise price). The type of income will depend on when the participant sells the ISO stock. If a participant sells the ISO stock more than two years after the option was granted and more than one year after the option was exercised, then all of the profit will be long-term capital gain. If a participant sells the ISO stock prior to satisfying these waiting periods, then the sale will be a disqualifying disposition and a portion of the profit will be ordinary income and a portion may be capital gain. This capital gain will be long-term if the participant has held the ISO stock for more than one year from the date of exercise and otherwise will be short-term. If a participant sells the ISO stock at a loss (sales proceeds are less than the exercise price), then the loss will be a capital loss. This capital loss will be long-term if the participant held the ISO stock for more than one year from the date of exercise and otherwise will be short-term.
Nonstatutory Stock Options. A participant will not have income upon the grant of a nonstatutory stock option. A participant will have compensation income upon the exercise of a nonstatutory stock option equal to the fair market value of the stock on the day the participant exercised the option less the exercise price. Upon sale of the stock, which we refer to as NSO stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the NSO stock on the day the option was exercised. This capital gain or loss will be long-term if the participant has held the NSO stock for more than one year and otherwise will be short-term.
Stock Appreciation Rights. A participant will not have income upon the grant of a SAR but generally will recognize compensation income upon the exercise of a SAR equal to the amount of the cash and the fair market value of any stock received. Upon the sale of the stock, the participant will have capital gain or loss equal to the difference between the sales proceeds and the value of the stock on the day the SAR was exercised. This capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock. A participant will not have income upon the grant of Restricted Stock unless an election under Section 83(b) of the Code is made within 30 days of the date of grant. If a timely Section 83(b) election is made, then a participant will have compensation income equal to the fair market value of the Restricted Stock on the date of grant less the purchase price, if any. When the shares of Restricted Stock are sold, the participant will have capital gain or loss equal to the difference between the sales proceeds and the fair market value of the stock on the date of grant. If the participant does not make a Section 83(b) election, then when the shares of Restricted Stock vest the participant will have compensation income equal to the fair market value of the stock on the vesting date less the purchase price. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the fair market value of the stock on the vesting date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Restricted Stock Units and Deferred Stock Units. A participant will not have income upon the grant of a RSU or DSU. A participant is not permitted to make a Section 83(b) election with respect to a RSU or DSU. When the RSU or DSU is settled in shares of common stock, the participant will have income on the settlement date in an amount equal to the fair market value of the stock on the settlement date less the purchase price, if any. When the stock is sold, the participant will have capital gain or loss equal to the sales proceeds less the value of the stock on the settlement date. Any capital gain or loss will be long-term if the participant held the stock for more than one year and otherwise will be short-term.
Other Stock-Based Awards. The tax consequences associated with any Other Stock-Based Award granted under the 2013 Plan, as amended, will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the
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participant under the Award and the participant’s holding period and tax basis for the Award or underlying common stock.
Tax Consequences to Akamai. There will be no tax consequences to us except that we may be entitled to a deduction when a participant has compensation income. Any such deduction will be subject to the limitations of Section 162(m) of the Code.
Board of Directors Recommendation
The Board of Directors believes that approval of the Fourth Amendment to the Second Amended and Restated 2013 Stock Incentive Plan is in the best interests of Akamai and its stockholders and, therefore, recommends that the stockholders vote FOR this proposal.
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Proposal 3
Approval of the Company's 2026 Employee Stock Purchase Plan
Overview
On January 27, 2026, following the TL&C Committee’s recommendation, the Board adopted, subject to stockholder approval, the 2026 Employee Stock Purchase Plan (the “2026 ESPP”). If approved by our stockholders at the Annual Meeting, the 2026 ESPP will become effective on the date of the Annual Meeting. If the 2026 ESPP is approved by our stockholders at the Annual Meeting, no further grants will be made under the Amended and Restated 1999 Employee Stock Purchase Plan, as amended, after the date of the Annual Meeting (but shares may be purchased under such plan pursuant to grants made thereunder prior to the Annual Meeting). Based solely on the last reported sale price of our common stock on the Nasdaq Global Select Stock Market on February 12, 2026, the maximum aggregate market value of the 9,000,000 shares of common stock that could potentially be issued under the 2026 ESPP is $941,490,000.
We believe that the adoption of the 2026 ESPP will benefit us by providing employees with a continuing opportunity to acquire shares of our common stock, which gives employees a stake in our growth, and will enable us to attract, retain and motivate valued employees.
Summary of the 2026 ESPP
The following summary of the 2026 ESPP is qualified in its entirety by reference to the proposed 2026 ESPP, a copy of which is attached as Appendix B to this Proxy Statement. The 2026 ESPP includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is our intention that the 423 Component qualify as an “employee stock purchase plan” under Section 423 of the Code. Under the Non-423 Component, which does not qualify as an “employee stock purchase plan” within the meaning of Section 423 of the Code, options will be granted pursuant to rules adopted by the administrator of the 2026 ESPP designed to achieve tax, securities laws or other objectives for eligible employees and the Designated Companies (as defined in the 2026 ESPP) in locations outside of the United States.
Shares Subject to the Plan. An aggregate of 9,000,000 shares of our common stock will be reserved and available for issuance under the 2026 ESPP. If our capital structure changes because of a stock dividend, stock split or similar event, the number of shares that can be issued under the 2026 ESPP will be appropriately adjusted.
Plan Administration. The 2026 ESPP will be administered by the person or persons appointed by the Board for such purpose and the administrator of the 2026 ESPP will have full authority to make, administer and interpret such rules and regulations regarding the 2026 ESPP as it deems advisable. The Board has authorized the TL&C Committee to act as administrator of the 2026 ESPP.
Eligibility. All individuals classified as employees on the payroll records of Akamai or the Designated Companies as of the first day of the applicable offering period (the “Offering Date”) are eligible to participate in the 2026 ESPP; provided that the TL&C Committee may determine, in advance of any offering period, that employees are eligible only if, as of the Offering Date, (i) they are customarily employed by Akamai or a Designated Company for more than 20 hours a week, (ii) they are customarily employed by Akamai or a Designated Company for more than five months per calendar year, (iii) they have completed six months of employment (or such other period as determined by the TL&C Committee, provided such service requirement does not exceed two years of employment) and/or (iv) they are not highly compensated employees (within the meaning of Section 414(q) of the Code). No person who owns or holds, or as a result of participation in the 2026 ESPP would own or hold, common stock or options to purchase common stock, that together equal 5% or more of our total outstanding common stock is entitled to participate in the 2026 ESPP. No employee may exercise an option granted under the 2026 ESPP that permits the employee to purchase common stock having a value of more than $25,000 (determined using the fair market value of the common stock at the time such
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option is granted) in any calendar year. In order to purchase shares under the 2026 ESPP, participants must have a valid and active account at a broker designated by the Company or a designated agent of the Company.
Participation; Payroll Deductions. Participation in the 2026 ESPP is limited to eligible employees who authorize payroll deductions equal to a whole percentage or amount of eligible compensation. Employees may authorize payroll deductions, with a minimum of 0% of eligible compensation and a maximum of 15% of eligible compensation or such other minimum or maximum as may be specified by the TL&C Committee in advance of an offering. As of February 12, 2026, there were approximately 11,311 employees who would be eligible to participate in the 2026 ESPP. Once an employee becomes a participant in the 2026 ESPP, that employee will automatically participate in successive offering periods (as described below) and purchases will continue at the same percentage of eligible compensation until that employee files a new enrollment form, withdraws from the 2026 ESPP or becomes ineligible to participate in the 2026 ESPP.
Offering Periods. We may make one or more offerings each year to our employees to purchase shares of our common stock under the 2026 ESPP, each of which may consist of one or more purchase periods. Offerings will begin and end on the dates determined by the TL&C Committee, except that no offering period will exceed 27 months in duration. The first offering period under the 2026 ESPP is expected to begin on June 1, 2026 and end on November 30, 2026. Each eligible employee may elect to participate in any offering by submitting an enrollment form by the deadline established by the TL&C Committee. Shares are purchased on the last business day of each offering period (each, an “Exercise Date”).
Exercise Price. On the Offering Date for an offering period, employees participating in that offering period will receive an option to purchase shares of our common stock. On the Exercise Date of each offering period, the employee is deemed to have exercised the option, at the option exercise price, to the extent of accumulated payroll deductions. The option exercise price is equal to the lesser of (1) 85% the fair market value per share of our common stock on the Offering Date or (2) 85% of the fair market value per share of our common stock on the Exercise Date. The maximum value of common stock that may be issued to any employee under the 2026 ESPP in any offering period is $25,000 (valued as of the Offering Date) or such other number of shares as determined by the TL&C Committee in advance of an offering.
Subject to certain limitations, the number of shares of our common stock a participant purchases in each offering period is determined by dividing the total amount of payroll deductions withheld from the participant’s compensation during the offering period by the option exercise price. In general, if an employee is no longer a participant on an Exercise Date, the employee’s option will be automatically terminated, and the amount of the employee’s accumulated payroll deductions will be refunded.
Terms of Participation. Unless otherwise determined by the TL&C Committee, a participant may increase or decrease the amount of such participant’s payroll deductions no more than two times during any offering period and may increase or decrease such participant’s payroll deduction with respect to the next offering period by filing a new enrollment form by the deadline established by the TL&C Committee for the offering period. A participant may withdraw from an offering period by giving written notice to Akamai or an agent designated by Akamai in a form acceptable to the TL&C Committee (including, but not limited to, by electronic means) no later than two weeks prior to the end of the then-applicable offering period (or such shorter or longer period as may be specified by the TL&C Committee prior to any offering period). A participant’s withdrawal will be effective as soon as practicable following receipt of written notice of withdrawal by Akamai or an agent designated by Akamai. If a participant withdraws from an offering period, that participant may not again participate in the same offering period, but may enroll in subsequent offering periods.
Sale Event. In the case of and subject to the consummation of a Sale Event (as defined in the 2026 ESPP) the TL&C Committee, in its discretion, and on such terms and conditions as it deems appropriate, is authorized to take any one or more of the following actions under the 2026 ESPP or with respect to any right under the 2026 ESPP to facilitate such transactions or events: (i) to provide for either (A) termination of any outstanding option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such option had such option been currently exercisable or (B) the replacement of such outstanding
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option with other options or property selected by the TL&C Committee in its sole discretion; (ii) to provide that the outstanding options under the 2026 ESPP will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or will be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices; (iii) to make adjustments in the number and type of shares of common stock subject to outstanding options under the 2026 ESPP and/or in the terms and conditions of outstanding options and options that may be granted in the future; (iv) to provide that the offering with respect to which an option relates will be shortened by setting a new exercise date on which such offering period will end; and (v) to provide that all outstanding options will terminate without being exercised and all amounts in the accounts of participants will be promptly refunded.
Term; Amendments and Termination. The 2026 ESPP will continue until terminated by our Board. Our Board may, in its discretion, at any time, terminate or amend the 2026 ESPP. Upon termination of the 2026 ESPP, all amounts in the accounts of participating employees will be refunded.
New Plan Benefits
Since participation in the 2026 ESPP is voluntary, the benefits or amounts that will be received by or allocated to any individual or group of individuals under 2026 ESPP in the future are not determinable.
Federal Income Tax Consequences
The following summarizes the United States federal income tax consequences that generally arise with respect to an employee’s participation in the Section 423 Component of the 2026 ESPP. This summary is based on the United States federal tax laws in effect as of the date of this Proxy Statement. In addition, this summary assumes that all options under the 2026 ESPP are exempt from, or comply with, the rules under Section 409A of the Code regarding nonqualified deferred compensation. Changes to these laws or assumptions could alter the tax consequences described below. This summary does not purport to be a complete description of all United States federal tax implications of participation in 2026 ESPP, nor does it discuss the income tax laws of any municipality, state or foreign country in which a participant may reside or otherwise be subject to tax.
A participant in the 2026 ESPP recognizes no taxable income either as a result of participation in the 2026 ESPP or upon exercise of an option to purchase shares of our common stock under the terms of the 2026 ESPP.
If a participant disposes of shares purchased upon exercise of an option granted under the 2026 ESPP within two years from the applicable Offering Date or within one year from the applicable Exercise Date, which we refer to as a “disqualifying disposition,” the participant will realize ordinary income in the year of that disposition equal to the amount by which the fair market value of the shares on the date the shares were purchased exceeds the purchase price. The amount of ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares will be a capital gain or loss. A capital gain or loss will be long-term if the participant’s holding period is more than 12 months, or short-term if the participant’s holding period is 12 months or less.
If the participant disposes of shares purchased upon exercise of an option granted under the 2026 ESPP at least two years after the applicable Offering Date and at least one year after the applicable Exercise Date, the participant will realize ordinary income in the year of disposition equal to the lesser of (1) 15% of the fair market value of the common stock on the first day of the offering period in which the shares were purchased and (2) the excess of the amount actually received for the common stock over the amount paid. The amount of ordinary income recognized, if any, will be added to the participant’s basis in the shares, and any additional gain recognized upon the disposition after that basis adjustment will be a long-term capital gain. If the fair market value of the shares on the date of disposition is less than the exercise price, there will be no ordinary income and any loss recognized will be a long-term capital loss.
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We are generally entitled to a tax deduction in the year of a disqualifying disposition equal to the amount of ordinary income recognized by the participant as a result of that disposition. In all other cases, we are not allowed a deduction.

Board of Directors Recommendation
The Board of Directors believes that approval of the 2026 Employee Stock Purchase Plan is in the best interests of Akamai and its stockholders and, therefore, recommends that the stockholders vote FOR this proposal.
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Proposal 4
Advisory Vote on Executive Compensation
In accordance with Section 14A of the Exchange Act, we are providing our stockholders with the opportunity to vote to approve, on an advisory or non-binding basis, the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Commission rules. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on our NEOs’ compensation. We have typically provided and expect to continue to hold annual advisory votes on executive compensation.
Akamai has a “pay-for-performance” philosophy that forms the foundation of all decisions regarding compensation of our executive officers, including our NEOs. The goal of our executive compensation program is to attract, retain and reward talented and hard-working individuals in a highly competitive business environment. Our annual and long-term incentive compensation strategy is performance-oriented and is designed to link our strategic business objectives, specific financial performance objectives and the enhancement of stockholder returns with the compensation of our executive officers, including our NEOs. Please refer to the CD&A section of this Proxy Statement for an overview of the compensation of our NEOs.
We are asking for stockholder approval of the compensation of our NEOs as disclosed in this Proxy Statement in accordance with Commission rules, which disclosures include the disclosures under “Executive Compensation Matters—Compensation Discussion and Analysis,” the compensation tables and the narrative discussion following the compensation tables. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the compensation philosophy, policies and practices described in this Proxy Statement. This vote is advisory and therefore not binding on Akamai, the TL&C Committee or the Board. The Board and the TL&C Committee value the opinions of Akamai stockholders and will consider those stockholders’ concerns when making future compensation decisions for our NEOs, and the TL&C Committee will evaluate whether any actions are necessary to address those concerns.
Board of Directors Recommendation
The Board of Directors recommends that the stockholders vote FOR the approval of our 2025 executive compensation, as disclosed in this Proxy Statement.
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Proposal 5
Approval of an Amendment and Restatement of the Company's Amended and Restated Certificate of Incorporation to Authorize Certain Stockholders to Call a Special Meeting of Stockholders
Overview
Following careful consideration, the Board has approved, and recommends that stockholders approve, an amendment and restatement of the Company’s Amended and Restated Certificate of Incorporation (as amended and restated, the “Proposed Certificate”) to require the Secretary of the Company to call a special meeting of stockholders upon the written request of stockholders or beneficial owners beneficially owning at least 25% of the Company’s issued and outstanding shares of capital stock. Stockholders or beneficial owners would also have to comply with the procedures, requirements and conditions set forth in the Bylaws of the Company (as amended from time to time). If this Proposal to approve the Proposed Certificate passes, new Amended and Restated Bylaws of the Company would go into effect (as amended and restated, the “New Bylaws”) and establish that one or more stockholders or beneficial owners beneficially owning, in the aggregate at least 25% of the Company’s issued and outstanding shares of capital stock, and who satisfy certain procedures, requirements and conditions set forth in the New Bylaws, may require the Secretary to call a special meeting of the stockholders (the “Special Meeting Right”). Stockholders do not presently have the ability to require that the Company call a special meeting of stockholders.
The full text of the Proposed Certificate is attached as Appendix C to this Proxy Statement, and the text of the New Bylaws, which are contingent upon stockholder approval and implementation of the Proposed Certificate and can be amended from time to time, is attached as Appendix D to this Proxy Statement. The general description of the Proposed Certificate and New Bylaws is qualified in its entirety by reference to the changes set forth in Appendix C and Appendix D, respectively.
Background
At the Company’s 2025 annual meeting of stockholders (the “2025 Annual Meeting”), our stockholders voted in favor of an advisory proposal regarding amendments to Akamai's governing documents to provide stockholders, who own a combined 25% or more of our outstanding common stock and who comply with certain procedures and requirements, with the right to call a special meeting of stockholders (the "Company Special Meeting Proposal"). Stockholders also voted in favor, although at a lower level of approval, of a non-binding stockholder proposal asking our Board to take the steps necessary to amend our governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting (the "Shareholder Special Meeting Proposal"). Both the Company Special Meeting Proposal and the Shareholder Special Meeting Proposal are more fully described in the Definitive Proxy Statement for the 2025 Annual Meeting, filed with the Securities and Exchange Commission on April 1, 2025.
Although both proposals received majority support at the 2025 Annual Meeting, the Company Special Meeting Proposal received a higher percentage of stockholder support than the Shareholder Special Meeting Proposal, indicating stronger stockholder endorsement for the Company Special Meeting Proposal.
Following the 2025 Annual Meeting, members of senior management conducted engagement sessions with several of our largest institutional stockholders. During these sessions, we discussed a range of corporate governance topics, including the appropriate ownership threshold for stockholders to call special meetings. We also communicated our intention to include a proposal, consistent with the Company Special Meeting Proposal, to implement a special meeting right with a 25% ownership threshold in this Proxy Statement.
Consistent with the voting results at the 2025 Annual Meeting and feedback received from these stockholder engagements, we believe our stockholders generally support the Special Meeting Right described in this proposal.
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Rationale
Stockholders do not presently have the ability to require that the Company call a special meeting of stockholders, and the Board recognizes that providing stockholders the ability to require that the Company call special meetings may be viewed as a helpful corporate governance practice. Our Board believes that the Special Meeting Right strikes an appropriate balance between enhancing stockholder rights and adequately protecting stockholder long-term interests against unnecessary expense or distraction that could arise when holders of a relatively small number of shares seek to require the Company to call a special meeting of stockholders.
Special meetings of stockholders can distract management and the Board from important business initiatives and objectives and can cause the Company to incur substantial expenses. Accordingly, the Board believes that the proposed 25% threshold for calling special meetings of stockholders will help balance these considerations and will help to provide that special meetings are called only in circumstances that advance the long-term interests of stockholders. We believe a 25% ownership threshold is consistent with market practice among S&P 500 companies that provide this right.
In addition, the Board believes that certain procedures and requirements set forth in the New Bylaws are consistent with market practice and are designed to promote efficiency and avoid unnecessary expense. For example, the Board believes that stockholder-requested special meetings should not duplicate matters recently presented to stockholders or scheduled for consideration at an annual meeting, and accordingly, the New Bylaws would provide reasonable limitations on the timing of stockholder-requested special meetings. Under the Proposed Certificate, our Board would continue to have the ability to call special meetings of our stockholders in addition to the Chair of the Board and the Chief Executive Officer (instead of the President as is currently set forth in the Company’s Amended and Restated Certificate of Incorporation) in instances when, in the exercise of their fiduciary obligations, they determine it is appropriate.
In light of these considerations, and upon recommendation of the ESG Committee, the Board adopted resolutions declaring it advisable to amend and restate the Amended and Restated Certificate of Incorporation as set forth in the Proposed Certificate to enable the adoption of the Special Meeting Right and resolved to submit the Proposed Certificate to stockholders for consideration. The Board also adopted the New Bylaws, effective upon the filing of the Proposed Certificate, which includes, among other things, the procedural and informational requirements set forth in the New Bylaws attached in Appendix D to this Proxy Statement.
Proposed Certificate
The Company’s current Certificate of Incorporation provides that special meetings of stockholders may be called any time by only the Chair of the Board of Directors, the President or the Board of Directors.
If this Proposal is approved, the Proposed Certificate will additionally (i) provide that the Chief Executive Officer, instead of the President, may call a special meeting, (ii) additionally state that the Secretary of the Company shall call a special meeting upon the written request of stockholders or beneficial owners beneficially owning at least 25% of the Company’s issued and outstanding shares of capital stock of the Company and entitled to vote at the special meeting, and (iii) the Company’s Bylaws may contain other procedures, requirements and conditions relating to a request for a special meeting.
In addition, in connection with this proposal, the Proposed Certificate also contains changes that do not impact the current rights of our stockholders to (i) reflect the changes included in the prior amendment to the Company’s Certificate of Incorporation which became effective on May 15, 2025, and (ii) update information regarding our registered agent. These changes are set forth in their entirety in Appendix C to this proxy statement.
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Related Changes to the Bylaws
The New Bylaws are intended to facilitate the orderly exercise of the Special Meeting Right and to provide transparency regarding ownership, purpose and compliance with applicable law. As noted, the Board has approved, contingent upon stockholder approval of the Proposed Certificate, an amendment to Section 1.3 of the Bylaws to conform and further implement the Special Meeting Right. As discussed below and set forth in Appendix D to this Proxy Statement, the New Bylaws specify the procedures, requirements and conditions required to be fulfilled in order for a stockholder or beneficial owner to be able to request that the Company call a special meeting.
The New Bylaws include certain information, procedures and conditions for stockholders to be able to request the Company to call a special meeting, including, but not limited to:
•only stockholders or beneficial owners (or a group of stockholders or beneficial owners formed for the purpose of making such request) who have beneficial ownership of 25% or more of the issued and outstanding shares of capital stock of the Company as of the record date for the request to call a special meeting and date of submission of the request may request the Company call a special meeting;
•for the purpose of determining if stockholders or beneficial owners requesting a special meeting satisfy the 25% ownership threshold, a person will be considered to own shares or act on behalf of beneficial owners who own shares representing 25% or more if the stockholder or beneficial owner possesses both the voting power and investment rights and economic interest in the outstanding shares;
•the requesting stockholder or beneficial owner must continue to satisfy that level of stock ownership through the date of the proposed special meeting of stockholders;
•additional information must be provided regarding the stockholder(s) or owners requesting the special meeting and the proposed special meeting, as set forth in the New Bylaws, as amended from time to time; and
•satisfy such additional terms, conditions and limitations as may be set forth in the New Bylaws, as amended from time to time.
If the Proposed Certificate is approved by stockholders, we intend to file the Proposed Certificate with the Secretary of State of the State of Delaware to be effective shortly following the Annual Meeting. The related New Bylaws will become effective upon the filing of the Proposed Certificate with the Secretary of State of the State of Delaware.
Should stockholder approval not be obtained, the proposed changes set forth in the Proposed Certificate will not be implemented, and our Amended and Restated Certificate of Incorporation will continue in effect pursuant to its current terms in accordance with the DGCL. If the Proposed Certificate is not filed with the Secretary of State of the State of Delaware, the related amendments to the Company’s Amended and Restated Bylaws as set forth in the New Bylaws will not become effective.
Notwithstanding stockholder approval, the Board may abandon the Proposed Certificate without further action by the stockholders at any time prior to the effectiveness of the filing of the Proposed Certificate with the Secretary of State of the State of Delaware.
Board of Directors Recommendation
The Board of Directors recommends that stockholders vote FOR the proposal to amend and restate the Company's Amended and Restated Certificate of Incorporation to authorize certain stockholders to call special meetings of stockholders.

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Proposal 6
Approval of the Adjournment Proposal
Overview
This Adjournment Proposal, if approved, will allow us to adjourn the Annual Meeting to a later date or dates, if necessary, to permit further solicitation of proxies to establish a quorum or if there are insufficient votes to adopt any proposal (other than Proposal 8). Among other things, approval of the Adjournment Proposal could mean that, even if proxies representing a sufficient number of votes against any other proposal (other than Proposal 8) have been received, we could adjourn the Annual Meeting and seek to convince stockholders to change their votes to vote in favor of the approval of any other proposal (other than Proposal 8).
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by stockholders, our Board may not be able to adjourn the Annual Meeting to a later date in the event that there are insufficient votes to establish a quorum or adopt any proposal.
Resolution to be Voted Upon
The full text of the resolution to be proposed is as follows:
“RESOLVED, that the adjournment of the annual meeting to a later date or dates to be determined by the chairman of the annual meeting, if necessary, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”
Board of Directors Recommendation
The Board of Directors believes that the Adjournment Proposal is in the best interests of Akamai and our stockholders, and, therefore, recommends that the stockholders vote FOR this proposal.
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Proposal 7
Ratification of Selection of Independent Auditors
Upon the recommendation of the Audit Committee, which conducted an annual review of the firm’s performance, the Board has selected PricewaterhouseCoopers LLP, independent auditors, which we sometimes refer to as PwC, to audit our financial statements for the year ending December 31, 2026. PwC has audited our financial statements for each fiscal year since our incorporation. Although stockholder approval of the selection of PwC is not required by law, the Board believes that it is advisable to give stockholders the opportunity to ratify this selection. And, even in the event stockholders do ratify the selection of PwC as our independent auditors, the Audit Committee may change its selection during the year. In the event stockholders do not ratify the selection of PwC as our independent auditors, the Audit Committee will reconsider its selection. Representatives of PwC are expected to attend the virtual Annual Meeting and will have an opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.
The following table summarizes the fees we incurred for professional services provided by PwC for each of the last two fiscal years for audit, audit-related, tax and other services (in thousands):

Fee Category	2025	2024
Audit Fees (1)	$4,582	$4,669
Audit-Related Fees (2)	$432	$21
Tax Fees (3)	$981	$612
All Other Fees (4)	$2	$2
Total Fees	$5,997	$5,304
(1)Audit fees consist of fees for the audit of our annual financial statements and internal control over financial reporting, the review of the interim financial statements included in our quarterly reports on Form 10-Q and other professional services provided in connection with statutory and regulatory filings or engagements.
(2)Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”
(3)Tax fees consist of fees primarily related to tax compliance and consulting.
(4)All other fees relate to license fees for an accounting research tool.
The Audit Committee has adopted policies and procedures relating to the approval of all audit and non-audit services that are to be performed by our independent auditor. These policies and procedures generally provide that we will not engage our independent auditor to render audit or non-audit services unless the service is specifically approved in advance by the Audit Committee or the engagement is entered into pursuant to one of the pre-approval procedures described below. The Audit Committee may delegate pre-approval authority to one or more of its members but not to our management. Any such pre-approval by a member of the Audit Committee pursuant to this delegated authority is reported on at the next meeting of the Audit Committee.
Services can be approved in two ways: specific pre-approval or general pre-approval. Specific pre-approval represents the Audit Committee’s consent for the independent auditor to perform a specific project, set of services or transaction for us. General pre-approval represents the Audit Committee’s consent for the independent auditor to perform certain categories of services for us. If a particular service or project falls into a category that has been generally pre-approved by the Audit Committee within the preceding 12 months, further specific pre-approval of that service or project need not be obtained. Any proposed services exceeding cost levels generally pre-approved by the Audit Committee will require further specific pre-approval. From time to time, the Audit Committee may revise the list of services for which general pre-approval is granted. During 2025, 100% of the services provided by PwC were pre-approved by the Audit Committee.
PwC has provided tax services, as described in the Public Company Accounting Oversight Board Rule 3523, “Tax Services for Persons in Financial Reporting Oversight Roles,” to Ben Verwaayen, a director. PwC has
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provided such services to Mr. Verwaayen since 2008. PwC and Akamai have determined that the provision of such services to Mr. Verwaayen does not impact PwC’s independence because he is not in a financial reporting oversight role solely because he served as a member of the Board and is not otherwise responsible for our financial reporting oversight. Akamai did not pay for these tax services on behalf of Mr. Verwaayen.
Board of Directors Recommendation
The Board of Directors believes that ratification of the selection of PricewaterhouseCoopers LLP as our independent auditors for the year ending December 31, 2026 is in the best interests of Akamai and our stockholders and, therefore, recommends that the stockholders vote FOR this proposal.
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Part Four – Shareholder Proposal
Proposal 8
Shareholder Proposal Regarding Political Spending
John Chevedden, 2215 Nelson Avenue, No. 205, Redondo Beach, CA 90278, the owner of at least 50 shares of Akamai stock as of December 3, 2025, has submitted and intends to present the following proposal (the "Stockholder Proposal") for consideration at the Annual Meeting. We are not responsible for the accuracy or content of the Stockholder Proposal or supporting statement, which are presented as received from the proponent in accordance with SEC rules.
If properly presented at the Annual Meeting by or on behalf of the proponent, the Board recommends that you vote AGAINST this proposal for the reasons set forth in our Statement in Opposition, which directly follows the proposal. The text of the Stockholder Proposal and supporting statement is as follows:
"Proposal 8 – Avoid Brand Damage due to Corporate Political Spending
Shareholders of Akamai Technologies request that the Company provide a report, updated annually, disclosing the Company's:
1.Policies and procedures for making, with corporate funds or assets, contributions and expenditures (direct or indirect) to (a) participate or intervene in any campaign on behalf of (or in opposition to) any candidate for public office, or (b) influence the general public, or any segment thereof, with respect to an election or referendum.
2.Monetary and non-monetary contributions and expenditures (direct and indirect) used in the manner described in section 1 above, including the identity of the recipient as well as the amount paid to each.
The report shall be presented to the board of directors and posted on the Company's website.
This proposal does not encompass lobbying spending.
Supporting Statement
Long-term shareholders of AKAM support transparency and accountability in corporate electoral spending. This includes any activity considered intervention in a political campaign under the Internal Revenue Code, such as direct and indirect contributions to political candidates, parties, or organizations, and independent expenditures or electioneering communications on behalf of federal, state, or local candidates.
A company's reputation, value, and bottom line can be adversely impacted by political spending. The risk is especially serious when giving to trade associations, Super PACs, 527 committees, and "social welfare" organizations—groups that routinely pass money to or spend on behalf of candidates and political causes that a company might not otherwise wish to support.
A recent poll of retail shareholders by Mason-Dixon Polling & Research found that 83% of respondents said they would have more confidence investing in companies that have adopted reforms that provide for transparency and accountability in political spending.
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AK.AM scored 5% out of a possible score of 100% in the 2025 CPA-Zicklin Index of Corporate Political Disclosure and Accountability <https: //www.politicalaccountability.net/wpcontent/uploads/2025/11 /2025-CP A-Zicklin-Index.pdf>
This proposal asks AKAM to disclose all of its electoral spending, including payments to Trade Associations and 501(c)(4) social welfare organizations, which may be used for electoral purposes-and are otherwise undisclosed. This would bring our Company in line with a growing number of leading companies, including Fortive, Marvell Technology, and Micron Technology, which present this information on their websites.
Without knowing the recipients of our company's political dollars AK.AM directors and shareholders cannot sufficiently assess whether our Company's election-related spending aligns with or conflicts with its policies on climate change and sustainability and other areas of concern.
Please vote for this timely governance reform:
Avoid Brand Damage due to Corporate Political Spending — Proposal 8"
Akamai’s Statement in Opposition to Proposal 8
The Board has carefully reviewed the Stockholder Proposal and, after due consideration, concluded that the adoption of the Stockholder Proposal is unnecessary and not in the best interests of the Company and its stockholders. As described below, Akamai does not make contributions to political parties or candidates, has not formed a political action committee and maintains robust governance and transparency regarding political activities. The Board unanimously recommends a vote AGAINST the Stockholder Proposal for the following reasons.
Existing Policies and Disclosures Already Provide Clear Transparency
Akamai’s publicly available Code of Ethics includes a specific control on political activity. The Code requires prior approval from both our Chief Financial Officer and our General Counsel for any political contribution on behalf of Akamai, whether monetary or in‑kind, as well as for any use of Akamai’s name, funds, property, equipment, or services in support of any political party, candidate, or initiative. These requirements reflect the Company’s commitment to strong governance, compliance and risk management with respect to political activities.
In addition, in our proxy statement and our annual ESG Impact Report, both publicly available on our website, we make clear that Akamai has not formed a political action committee and that we do not make contributions to political parties or candidates. The incremental report requested by the Stockholder Proposal would therefore be redundant, would not provide decision‑useful information to stockholders and would divert management time and Company resources from core business priorities without providing commensurate benefit.
Trade Association Participation Is Limited, Purpose‑Driven and Not for Campaigning
As disclosed in this Proxy Statement and in prior proxy statements, Akamai participates in a number of trade associations that help shape public policy positions important to our industry. Our membership and participation in these organizations is for the purpose of industry collaboration, policy development and awareness, rather than political campaigning. Even to the extent that any such organizations engage in lobbying or public advocacy, the amounts we pay annually are immaterial. We do not control these organizations’ independent activities and our participation does not imply agreement with every position any association may take. Requiring the Company to compile, monitor and report the downstream use of funds by independent organizations would be overly broad, potentially misleading as to Akamai’s own positions and disproportionate to the immaterial nature of our dues.
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The Stockholder Proposal Is Overbroad, Burdensome and of Limited Stockholder Value
The Stockholder Proposal seeks expansive disclosure of direct and indirect “electoral” spending that, by the proponent’s own framing, would extend to payments to trade associations and certain nonprofit organizations. Because Akamai does not make contributions to political parties or candidates and maintains strict internal approvals for any political activity, producing a standalone annual report would impose administrative burden without corresponding benefit. Moreover, such disclosures could confuse stockholders by implying political sponsorship where none exists, invite pressure campaigns that seek to chill non‑political industry collaboration and risk revealing competitively sensitive information about strategic priorities.
Conclusion and Board Recommendation
Akamai’s existing governance framework and public disclosures already address the subject matter of the Stockholder Proposal.
Our Code of Ethics provides sufficient internal controls over political activity, and our existing public disclosures clearly state that we have not formed a political action committee and do not make contributions to political parties or candidates. Our limited and immaterial participation in trade associations is focused on industry collaboration and policy development, not political campaigning. For these reasons, the Board believes the Stockholder Proposal would not enhance transparency or stockholder value and would instead create unnecessary cost and potential confusion.
Board of Directors Recommendation
The Board of Directors recommends that the stockholders vote AGAINST this proposal.
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Part Five – Information About These Proxy Materials and Voting
Q:Why did I receive a notice regarding the availability of proxy materials on the internet?
A:Pursuant to rules adopted by the Commission, we have elected to provide access to our proxy materials over the internet. Accordingly, we have sent you a Notice of Internet Availability of Proxy Materials (the “Notice”) because our Board is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the Annual Meeting. All stockholders as of the record date will have the ability to access the proxy materials on the website referred to in the Notice or request to receive a printed set of the proxy materials. Instructions on how to access the proxy materials over the internet or to request a printed copy may be found in the Notice. We intend to mail the Notice on or about March 31, 2026 to all stockholders of record entitled to vote at the Annual Meeting.
Q:Will I receive any other proxy materials by mail?
A:We may send you a proxy card, along with a second Notice, ten or more calendar days after we mail the Notice to you.
Q:Why is the 2026 Annual Meeting a virtual, online meeting?
A:To minimize travel and expenses and provide an opportunity for more of our stockholders to attend, the Annual Meeting will be a virtual meeting of stockholders where stockholders will participate by accessing a website using the internet. There will not be a physical meeting location. We believe that hosting a virtual meeting will facilitate stockholder attendance and participation at our Annual Meeting by enabling stockholders to participate remotely from any location around the world. Our virtual meeting will be governed by our rules of conduct and procedures that will be posted at ir.akamai.com in advance of the Annual Meeting.
We have designed the virtual Annual Meeting to provide the same rights and opportunities to participate as stockholders would have at an in-person meeting. We do not have procedures in place for posting appropriate questions received during the meeting on our website. In order to encourage stockholder participation and transparency, subject to our rules of conduct and procedures, we will:
•provide stockholders attending the Annual Meeting with the ability to submit appropriate questions relating to a proposal on the agenda on which stockholders are entitled to vote during the Annual Meeting through the Annual Meeting website when such proposal is being considered;
•provide management with the ability to answer as many questions submitted during the Annual Meeting in accordance with the meeting rules of conduct as possible in the time allotted for the Annual Meeting without discrimination;
•address technical and logistical issues related to accessing the virtual meeting platform;
•provide procedures for accessing technical support to assist in the event of any difficulties accessing the Annual Meeting; and
•to the extent time permits, management may conduct an informal online question and answer session.
Q:Who can attend the Annual Meeting?
A:Each holder of Akamai common stock, par value $0.01 per share, at the close of business on March 19, 2026 is invited to attend the Annual Meeting online.
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Q:What is the difference between holding shares as a stockholder of record and as a beneficial owner?
A:Most Akamai stockholders hold their shares through a broker, bank or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.
Stockholder of Record—  If your shares are registered directly in your name with our transfer agent, you are considered, with respect to those shares, the “stockholder of record.”
Beneficial Owner—  If your shares are held in a brokerage account or by a broker, bank or other nominee, you are considered the “beneficial owner” of those shares. If you are a beneficial owner, then you must register in advance to attend the virtual Annual Meeting.
Q:How do I register to attend the virtual Annual Meeting?
A:If you are a stockholder of record (i.e., you hold your shares through our transfer agent, Computershare), you do not need to register to attend the virtual Annual Meeting online. Please follow the instructions on the Notice that you received and in this Proxy Statement.
If you are the beneficial owner of your shares and hold shares through a bank or brokerage firm, you must register in advance to attend the virtual Annual Meeting online. To register to attend the virtual Annual Meeting online as a beneficial owner, you must submit to Computershare a legal proxy reflecting your holdings in the Company from your broker, bank or other nominee along with your name and email address. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern time, on May 18, 2026. You will receive a confirmation of your registration by email after we receive your registration materials. Requests for registration should be directed to the following:
•By email: Forward the email from your broker, bank or other nominee, or attach an image of your legal proxy, to legalproxy@computershare.com.
•By mail: Mail to Computershare, Akamai Legal Proxy, 150 Royall Street, Suite 101, Canton, MA 02021.
Q:How do I virtually attend the Annual Meeting?
A:The Annual Meeting will be a virtual meeting of stockholders, which will be conducted exclusively by audio webcast. No physical meeting of stockholders will be held. You are entitled to participate in the Annual Meeting only if you were a stockholder of record as of the close of business on March 19, 2026 or if you hold a valid proxy for the Annual Meeting.
You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting meetnow.global/MV9X5KV. You also will be able to vote your shares online by attending the Annual Meeting by audio webcast. To participate in the Annual Meeting, you will need to review the information included on your Notice, on your proxy card, or on the instructions that accompanied your proxy materials. If you are a beneficial owner and hold your shares through an intermediary, such as a bank or broker, you should contact such intermediary where you hold your account well in advance of the Annual Meeting to obtain a legal proxy and you must register in advance using the instructions above.
The online meeting will begin promptly at 9:30 a.m., Eastern time. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check in. Please follow the registration instructions as outlined in this proxy statement.
You may obtain instructions for how to access the Annual Meeting online by contacting Investor Relations, Akamai Technologies, Inc., 145 Broadway, Cambridge, Massachusetts 02142; invrel@akamai.com.
Q:How do I submit a question to the Board or management at the Annual Meeting?
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A:If you wish to submit a question to be asked at the Annual Meeting, you may log into, and ask a question on, the virtual meeting platform at meetnow.global/MV9X5KV using your login number. Once past the login screen, click “Ask a Question,” type in your question and click “Submit.”
We do not place restrictions on the type or form of questions asked during the formal portion of the Annual Meeting so long as they relate to the specific proposals on the agenda on which stockholders are entitled to vote and are asked during the period of time when the applicable matter is being considered; however, we reserve the right to edit or reject questions that are irrelevant to the Company’s business, repetitious of statements made by other persons, include derogatory references to individuals or that are otherwise in bad taste, are related to personal grievances or a matter of individual concern that is not a matter of interest to stockholders generally.
Q:What if I have technical difficulties or trouble accessing the virtual Annual Meeting?
A:The virtual meeting platform is fully supported across browsers (MS Edge, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most up-to-date version of applicable software and plugins. Please note Internet Explorer is not a supported browser. Participants should ensure that they have a strong WiFi connection wherever they intend to participate in the meeting. We encourage you to access the meeting prior to the start time. For further assistance should you need it you may call 1-888-724-2416 or +1-781-575-2748 (International).
If you encounter any difficulties accessing the virtual Annual Meeting during the check-in or meeting time, please call Computershare at 1-888-724-2416 or +1-781-575-2748 (International).
Q:Can I access the Proxy Statement and Annual Report on the Internet?
A:Yes. Our Proxy Statement and Annual Report to Stockholders are available on our website at https://www.ir.akamai.com/financial-information/annual-reports and at www.envisionreports.com/AKAM.
Q:Can I request a paper or email copy of the proxy materials?
A:Yes. To facilitate timely delivery of paper copies, all requests must be received by May 1, 2026. A stockholder of record may request a copy of the proxy materials by going to www.envisionreports.com/AKAM and selecting “Request Materials” or otherwise following the instructions on his or her Notice. If you are not a stockholder of record, please refer to the information provided by your broker, bank or other nominee for instructions.
Q:Who is entitled to vote and how can you vote?
A:The record date for the Annual Meeting is March 19, 2026. Holders of Akamai common stock at the close of business on that date are entitled to one vote per share. For all proposals, you may vote “For” or “Against” or abstain from voting. As of the record date, there were issued, outstanding and entitled to vote an aggregate of 147,223,048 shares of our common stock.
Stockholder of Record— If on the record date your shares were registered directly in your name with our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in the following ways:
To vote during the Annual Meeting, if you are a stockholder of record as of the record date, follow the instructions at www.envisionreports.com/AKAM. You will need to enter your login number found on your Notice or proxy card.
To vote prior to the Annual Meeting (until 11:59 p.m. Eastern Time on May 12, 2026), you may vote via the internet, by telephone or by completing and returning a proxy card, as described below.
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•To vote through the internet prior to the Annual Meeting, go to www.investorvote.com/AKAM and follow the instructions to submit your vote on an electronic proxy card. You will be asked to provide the number contained on your Notice or proxy card.
•To vote over the telephone, dial toll-free 1-800-652-8683 and follow the recorded instructions. You will be asked to provide the number contained on your Notice or proxy card.
•To vote by mail, simply complete, sign and date the proxy card that may be delivered to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
If you are a stockholder of record and do not vote by completing your proxy card, by telephone, through the internet or online at the Annual Meeting, your shares will not be voted. If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the Board’s recommendation for each proposal.
Beneficial Owner— If on the record date your shares were held, not in your name, but rather in a brokerage account or by a broker, bank or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner of those shares, you have the right to direct your broker, bank or other nominee to vote in accordance with your instructions and you also are invited to attend the Annual Meeting online. However, because a beneficial owner is not the stockholder of record, you may not vote these shares online at the Annual Meeting unless you obtain a “legal proxy” from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares at the Annual Meeting and register in advance to attend the virtual Annual Meeting following the procedures outlined above.
Q:Can I vote my shares that are held in the Akamai Technologies, Inc. 401(k) Plan (the “401(k) Plan”)?
A:If you participate in the 401(k) Plan, you have the right to direct Fidelity Management Trust Company, the trustee of the 401(k) Plan (the “Trustee”), to vote your shares of Akamai common stock held in your separate 401(k) Plan account.
You may instruct the Trustee as to how to vote the shares of Akamai common stock in your 401(k) Plan account via telephone or the Internet, by following the instructions found elsewhere in this proxy statement.
To allow sufficient time for voting by the Trustee of the 401(k) Plan, your voting instructions must be received no later than May 8, 2026. Any shares of Akamai common stock held in the 401(k) Plan for which the Trustee does not receive timely participant directions will not be voted by the Trustee.
Q:How will my shares that are held through a broker, bank or other nominee be voted?
A:Brokers, banks and other nominees that hold shares in “street name” for customers may have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Under the rules of the New York Stock Exchange, which are also applicable to Nasdaq-listed companies, brokers, banks and other securities intermediaries that are subject to New York Stock Exchange rules may use their discretion to vote your “uninstructed” shares on matters considered to be “routine” under New York Stock Exchange rules but not with respect to “non-routine” matters. A broker non-vote occurs when a broker, bank or other agent has not received voting instructions from the beneficial owner of the shares and the broker, bank or other agent cannot vote the shares because the matter is considered “non-routine” under New York Stock Exchange rules. The effect of broker non-votes is discussed below.
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Proposals 6 and 7 are considered to be a “routine” matter under New York Stock Exchange rules and thus if you do not return voting instructions to your broker by its deadline, your shares may be voted by your broker in its discretion on Proposals 6 and 7. Proposals 1 through 5, 8 and 9 are considered to be “non- routine” under New York Stock Exchange rules such that your broker, bank or other agent may not vote your shares on those proposals in the absence of your voting instructions.
Q:What will constitute a quorum for the Annual Meeting?
A:Under our Bylaws, the holders of a majority of the shares of our common stock issued, outstanding and entitled to vote at the Annual Meeting shall constitute a quorum. On the record date, there were 147,223,048 shares outstanding and entitled to vote.
Shares of our common stock present in person or represented by executed proxies received by us (including “broker non-votes” and shares that abstain with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present. Shares present virtually during the Annual Meeting will be considered shares of common stock represented in person at the Annual Meeting.
Q:How many votes are required for approval of different matters?
A:For each of the proposals, you may vote “For” or “Against” or abstain from voting. The vote required to approve Proposals 1 through 4 and 6 through 8 is a majority of votes cast which means the number of shares voted “For” a matter must exceed the number of votes cast “Against” such matter (with “abstentions” and “broker non-votes” not counted as a vote either “For” or “Against” that matter). The vote required to approve Proposal 5 is the affirmative vote of the holders of at least a majority of the voting power of the shares of capital stock of the Company issued and outstanding and entitled to vote, which means not less than 50% of outstanding shares on the record date must vote “For” Proposal 5 (with “abstentions” and “broker non-votes” counted as a vote “Against” such proposal).

Proposal	Vote Required	Abstentions	Broker Non-Votes	Unmarked Proxy Cards
Election of Directors (Proposal 1)	Majority of votes cast	No effect	No effect	Voted “FOR”
Amendment to the Amended and Restated 2013 Stock Incentive Plan (Proposal 2)	Majority of votes cast	No effect	No effect	Voted “FOR”
2025 Global Employee Stock Purchase Plan (Proposal 3)	Majority of votes cast	No effect	No effect	Voted "FOR"
Advisory Vote on Executive Compensation (Proposal 4)	Majority of votes cast	No effect	No effect	Voted “FOR”
Amended and Restated Certificate of Incorporation (Proposal 5)	Majority of outstanding shares	Count as AGAINST vote	Count as AGAINST vote	Voted "FOR"
Adjournment Proposal (Proposal 6)(1)	Majority of votes cast	No effect	No effect	Voted “FOR”
Ratification of Selection of Independent Auditors (Proposal 7)(1)	Majority of votes cast	No effect	No effect	Voted “FOR”
Shareholder Proposal (Proposal 8)	Majority of votes cast	No effect	No effect	Voted “AGAINST”
(1)This proposal is considered to be a “routine” matter. Accordingly, if you beneficially own your shares and do not provide voting instructions, your broker, bank or other agent has discretionary authority to vote your shares on this proposal.
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Q:What happens if an incumbent director nominee fails to receive more “For” votes than “Against” votes in an uncontested election?
A:Under our vote standard for the election of directors, the number of shares voted “For” a nominee must exceed the number of shares voted “Against” that nominee. Our Corporate Governance Guidelines set forth a process that takes effect if an incumbent director nominee does not receive the number of votes required for re-election in an uncontested election. Upon such an occurrence, the affected director is expected, promptly following certification of the stockholder vote, to submit to the Board his or her offer to resign from the Board. The ESG Committee will promptly consider the resignation offer submitted by such incumbent director and recommend to the Board the action to be taken with respect to such resignation offer. Such action may range from accepting the resignation, to maintaining such incumbent director but addressing what the ESG Committee believes to be the underlying cause of the withheld votes, to resolving that such incumbent director will not be re-nominated for election in the future, to rejecting the resignation, to such other action that the ESG Committee determines to be in the best interests of Akamai and our stockholders. In making its recommendation, the ESG Committee will consider all factors it deems relevant. The Board will then act on the ESG Committee’s recommendation, considering the factors considered by the ESG Committee and such additional information and factors the Board believes to be relevant. After the Board’s determination, we will promptly publicly disclose in a document filed or furnished with the Commission the Board’s decision regarding the action to be taken with respect to such incumbent director’s resignation. If the Board’s decision is to not accept the resignation, such disclosure will include the Board’s reasons for not accepting the resignation. If the director’s resignation is accepted, then the Board may fill the resulting vacancy in accordance with our Bylaws. Our Corporate Governance Guidelines are posted on our website at www.ir.akamai.com/corporate-governance/highlights.
Q:Can I revoke my proxy?
A:Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of a signed proxy card with a later date, voting over the internet or telephone at a later date or a later-dated written revocation to our Secretary or by voting online while attending the virtual Annual Meeting. Attendance at the virtual Annual Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Annual Meeting that the stockholder intends to revoke the proxy and vote his or her shares online during the virtual Annual Meeting. If you are a beneficial owner, you should follow the instructions provided by your broker, banker or other nominee.
Q:Who pays for the solicitation of proxies?
A:All costs of solicitation of proxies will be borne by us. In addition to solicitations by mail, the Board, officers and employees, without additional remuneration, may solicit proxies by telephone and electronic mail. Brokers, banks and other nominees will be requested to forward proxy soliciting material to the owners of stock held in their names, and we will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials. We have engaged Alliance Advisors, LLC ("Alliance") to assist in the solicitation of proxies and provide related advice and informational support, for a services fee, plus customary disbursements, which are not expected to exceed $60,000 in total. In addition, Alliance and certain related persons will be indemnified against certain liabilities arising out of or in connection with the engagement. Alliance may solicit proxies by electronic mail, mail and telephone.
Q:Are there matters to be voted on at the Annual Meeting that are not included in the proxy?
A:The Board does not know of any other matters that may come before the Annual Meeting; however, if any other matters are properly presented at the Annual Meeting, it is the intention of the persons acting as proxies to vote, or otherwise act, in accordance with their judgment on such matters. Under our Bylaws, the deadline for stockholders to notify us of any proposals or director nominations to be presented for action at the Annual Meeting has passed.
Q:Will a list of record stockholders as of the record date be available?
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A:For the ten days prior to the Annual Meeting, the list will be available for examination by any stockholder of record for a legally valid purpose at our corporate headquarters during regular business hours.
Q:What is “householding”?
A:The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other Annual Meeting materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other Annual Meeting materials addressed to those stockholders. This process is commonly referred to as “householding.” This year, a number of brokers with account holders who are Akamai stockholders will be “householding” the Company’s proxy materials. A single Notice of Internet Availability of Proxy Materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice of Internet Availability of Proxy Materials, please notify your broker or write to us at the following address or email address or call us at the following phone number:
145 Broadway
Cambridge, Massachusetts 02142
Attention: Investor Relations
Phone: 617-444-3000
Email: invrel@akamai.com
If you are receiving multiple copies and would like to receive only one copy for your household, you should contact your broker, bank or other nominee record holder, or you may contact us at the above address, email address or phone number.
Deadlines for Submission of Stockholder Proposals and Director Nominations for the 2027 Annual Meeting
Proposals of stockholders intended to be presented at the 2027 Annual Meeting of Stockholders, pursuant to Rule 14a-8 promulgated under the Exchange Act, must be received by us no later than December 1, 2026 in order to be included in the proxy statement and form of proxy relating to that meeting. Rule 14a-8 proposals must be delivered by mail to our principal executive offices and we also encourage you to submit any such proposals via email to invrel@akamai.com.
In addition, our Bylaws require that we be given advance notice of stockholder nominations for election to the Board of Directors and of other business that stockholders wish to present for action at an annual meeting of stockholders (other than matters included in our proxy statement in accordance with Rule 14a-8 under the Exchange Act). In the case of an election of directors at an annual meeting, the required stockholder’s notice must be received in writing by the Secretary at the principal executive offices of Akamai (i) not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting, or (ii) if the date of the annual meeting is advanced by more than 20 days or delayed by more than 70 days from the first anniversary date of the preceding year’s annual meeting, not later than the close of business on the later of (a) the 90th day before the annual meeting and (b) ten days after the day notice of the annual meeting was mailed or publicly disclosed, whichever occurs first. Assuming the date of our 2027 Annual Meeting of Stockholders is not so advanced or delayed, stockholders who wish to make a director nomination at the 2027 Annual Meeting (other than one to be included in our proxy statement) should notify us no earlier than January 13, 2027 and no later than February 12, 2027.
To comply with the universal proxy rules, stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
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Under our proxy access Bylaws provisions, if a stockholder (or a group of up to 20 stockholders) has held at least 3% of our issued and outstanding common stock for three years or more and has complied with the other requirements set forth in our Bylaws, such stockholder may nominate a number of candidates for director not to exceed 25% (or if such amount is not a whole number, the closest whole number below 25%) of the number of directors in office as of the last day on which a notice of proxy access nomination may be timely delivered pursuant to our Bylaws. Our Bylaws require notice of a proxy access nomination to be received by our Secretary at our principal executive office not earlier than the 120th day nor later the 90th day prior to the first anniversary of the date of the notice for the preceding year’s annual meeting. In the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, to be timely, the notice must be delivered not earlier than the 120th day prior to the date of such annual meeting and not later than the 90th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. Assuming the date of our 2027 Annual Meeting of Stockholders is not so advanced or delayed, stockholders who wish to make a nomination under our proxy access bylaw at the 2027 Annual Meeting should notify us no earlier than December 2, 2026 and no later than January 1, 2027.
THE BOARD OF DIRECTORS ENCOURAGES STOCKHOLDERS TO ATTEND THE ANNUAL MEETING ONLINE. WHETHER OR NOT YOU PLAN TO ATTEND ONLINE, YOU ARE URGED TO VOTE AT YOUR EARLIEST CONVENIENCE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION WILL BE APPRECIATED.
By order of the Board of Directors,
/s/ AARON S. AHOLA
AARON S. AHOLA
Executive Vice President, General Counsel and Corporate Secretary
March 31, 2026
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Appendix A
AMENDMENT NO. 4
TO THE
AKAMAI TECHNOLOGIES, INC.
SECOND AMENDED AND RESTATED 2013 STOCK INCENTIVE PLAN
WHEREAS, Akamai Technologies, Inc. (the “Company”) maintains the Akamai Technologies, Inc. Second Amended and Restated 2013 Stock Incentive Plan (the “Plan”), which was previously adopted by the Board of Directors of the Company (the “Board”) and approved by the stockholders of the Company;
WHEREAS, Amendments No. 1, No. 2 and No. 3 to the Plan were previously adopted by the Board and approved by the stockholders of the Company (the Plan, as amended by Amendments No. 1, No. 2 and No. 3, the “Amended Plan”);
WHEREAS, the Board believes that the number of shares of common stock of the Company remaining available for issuance under the Amended Plan has become insufficient for the Company’s anticipated future needs under the Plan;
WHEREAS, the Board has determined that it is in the best interests of the Company to amend the Amended Plan, subject to stockholder approval, to increase the aggregate number of shares of common stock available for issuance under the Amended Plan by 8,000,000 shares;
WHEREAS, Section 11(d) of the Amended Plan provides that the Board may amend the Plan at any time, subject to certain conditions set forth therein; and
WHEREAS, this Amendment will become effective upon approval by the Company’s stockholders at the Company’s 2026 Annual Meeting of Stockholders and if, for any reason, the Company’s stockholders fail to approve this Amendment, the existing Amended Plan shall continue in full force and effect.
NOW, THEREFORE:
1.Section 4(a)(1) of the Amended Plan is hereby deleted it in its entirety and replaced with the following:
"(a)“Number of Shares. Subject to adjustment under Section 9, Awards may be made under the Plan for up to such number of shares of common stock, $0.01 par value per share, of the Company (the “Common Stock”) as is equal to the sum of:
(1)54,750,000 shares of Common Stock; and”
2.Effective Date of Amendment. This Amendment to the Amended Plan shall become effective upon the date that it is approved by the Company’s stockholders in accordance with applicable laws and regulations.
3.Other Provisions. Except as set forth above, all other provisions of the Amended Plan shall remain unchanged.
A-1

Appendix B
AKAMAI TECHNOLOGIES, INC.
2026 EMPLOYEE STOCK PURCHASE PLAN
The purpose of the Akamai Technologies, Inc. 2026 Employee Stock Purchase Plan (the “Plan”) is to provide eligible employees of Akamai Technologies, Inc. (the “Company”) and each Designated Company (as defined in Section 11) with opportunities to purchase shares of Stock (as defined in Section 11). An aggregate of 9,000,000 shares of Stock have been approved and reserved for this purpose.
The Plan includes two components: a Code Section 423 Component (the “423 Component”) and a non-Code Section 423 Component (the “Non-423 Component”). It is intended for the 423 Component to constitute an “employee stock purchase plan” within the meaning of Section 423(b) of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), and the 423 Component shall be interpreted in accordance with that intent (although the Company makes no undertaking or representation to maintain such qualification). In addition, this Plan authorizes the grant of Options (as defined in Section 8) under the Non-423 Component, which does not qualify as an “employee stock purchase plan” under Section 423 of the Code, and such Options granted under the Non-423 Component shall be granted pursuant to separate Offerings (as defined in Section 2) containing such sub-plans, appendices, rules or procedures as may be adopted by the Administrator (as defined in Section 1) and designed to achieve tax, securities laws or other objectives for eligible employees and the Designated Companies in locations outside of the United States (as further described in Section 13). Except as otherwise provided herein or by the Administrator, the Non-423 Component will operate and be administered in the same manner as the 423 Component.
For purposes of this Plan, the Administrator may designate separate Offerings under the Plan, the terms of which need not be identical, in which eligible employees will participate, even if the dates of the applicable Offerings are identical, provided that the terms of participation are the same within each separate Offering under the 423 Component as determined under Section 423 of the Code. Solely by way of example and without limiting the foregoing, the Company could, but is not required to, provide for simultaneous Offerings under the Section 423 Component and the Non-423 Component of the Plan.
1.    Administration. The Plan will be administered by the person or persons (the “Administrator”) appointed by the Company’s Board of Directors (the “Board”) for such purpose. The Administrator has authority at any time to: (i) adopt, alter and repeal such rules, guidelines and practices for the administration of the Plan and for its own acts and proceedings as it deems advisable; (ii) interpret the terms and provisions of the Plan; (iii) determine when and how Options will be granted and the provisions and terms of each Offering and/or Purchase Period (as defined in Section 11) (which need not be identical); (iv) select Designated Companies; (v) impose a mandatory holding period pursuant to which Participants (as defined in Section 11) may not dispose of or transfer shares of Stock purchased under the Plan for a period of time determined by the Administrator in its discretion; (vi) make all determinations it deems advisable for the administration of the Plan; (vii) decide all disputes arising in connection with the Plan; and (viii) otherwise supervise the administration of the Plan. Further, the Administrator may adopt rules or procedures relating to the operation and administration of the Plan to accommodate the specific requirements of local laws and procedures, provided that the adoption and implementation of any such rules and/or procedures would not cause the 423 Component to be in noncompliance with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is specifically authorized to adopt rules and procedures regarding handling of participation elections, payroll deductions, payment of interest, conversion of local currency, payroll tax, withholding procedures and handling of share certificates that vary with local requirements. All interpretations and decisions of the Administrator are binding on all persons, including the Company and the Participants. No member of the Board or individual exercising administrative authority with respect to the Plan will be liable for any action or determination made in good faith with respect to the Plan or any Option granted hereunder.
2.    Offerings. The Company may make one or more offerings to eligible employees to purchase shares of Stock under the Plan (“Offerings”), consisting of one or more Purchase Periods. Each Offering will begin and end on the dates determined by the Administrator, provided that no Offering shall exceed 27 months in duration. Unless the Administrator, in its sole discretion, determines otherwise prior to an Offering Date (as defined in Section 3), and to the extent an Offering has more than one Purchase Period and to the extent permitted by applicable law, if the Fair Market Value of the Stock on any Exercise Date in an Offering is lower than the Fair Market Value of the Stock on the Offering Date, then all participants in such Offering will automatically be withdrawn from such Offering immediately after the exercise of their Options on such Exercise Date and automatically re-enrolled in the immediately following Offering as of the first day thereof and the preceding Offering will terminate.
3.    Eligibility. All individuals classified as employees on the payroll records of the Company or a Designated Company as of the first day of the applicable Offering (the “Offering Date”) are eligible to participate in such Offering under the Plan, provided that the Administrator may determine, in advance of any Offering, that employees are eligible only if, as of the Offering Date, (a) they are customarily employed by the Company or a Designated Company for more than (i) 20 hours a week or (ii) five months per calendar year, (b) they have completed such minimum period of service prior to the Offering Date as determined by the Administrator (provided such service requirement does not exceed two years of employment, and/or (c) they are not highly compensated employees (within the meaning of Section 414(q) of the Code). Notwithstanding any other provision herein, individuals who are not contemporaneously classified as employees of the Company or a Designated Company for purposes of the Company’s or applicable Designated Company’s payroll system are not considered to be eligible employees of the Company or any Designated Company and are not eligible to participate in the Plan. In the event any such individuals are reclassified as employees of the Company or a Designated Company for any purpose, including, without limitation, common law or statutory employees, by any action of any third party, including, without limitation, any government agency, or as a result of any private lawsuit, action or administrative proceeding, such individuals shall, notwithstanding such reclassification, remain ineligible for participation. Notwithstanding the foregoing, the exclusive means for individuals who are not contemporaneously classified as employees of the Company or a Designated Company on the Company’s or Designated Company’s payroll system to become eligible to participate in this Plan is through an amendment or sub-plan to this Plan, duly executed by the Company, that specifically renders such individuals eligible to participate herein.
4.    Participation. An eligible employee who is not a Participant in any prior Offering may participate in a subsequent Offering by submitting an enrollment or other form to the Company or an agent designated by the Company or by completing an online enrollment process in a manner determined by the Administrator (including, but not limited to, by electronic means) by the deadline established by the Administrator for the Offering. The enrollment or other form or online enrollment will (a) state a whole percentage (unless the Administrator determines in advance of an Offering to require that a fixed amount be specified in lieu of a percentage) to be contributed from an eligible employee’s Compensation (as defined in Section 11) per pay period and (b) authorize the purchase of shares of Stock in each Offering in accordance with the terms of the Plan. An employee who does not enroll in accordance with these procedures will be deemed to have waived the right to participate. Unless a Participant files a new enrollment form, withdraws from the Plan or otherwise becomes ineligible to participate in the Plan, such Participant’s payroll deductions and purchases will continue at the same percentage of Compensation for future Offerings. Notwithstanding the foregoing, participation in the Plan will neither be permitted nor be denied contrary to the requirements of the Code.
5.    Employee Contributions. Each eligible employee may authorize payroll deductions at a minimum of 0% up to a maximum of 15% of such employee’s Compensation for each pay period or such other minimum or maximum as may be specified by the Administrator in advance of an Offering. The Company will maintain book accounts showing the amount of payroll deductions made by each Participant for each Purchase Period within an Offering. No interest will accrue or be paid on payroll deductions, unless required under applicable law.
Notwithstanding any other provisions of the Plan to the contrary, in non-U.S. jurisdictions where participation in the Plan through payroll deductions is prohibited or otherwise problematic under applicable law (as determined by the Administrator in its sole discretion), the Administrator may provide that an eligible employee may elect to participate through other contributions in a form acceptable to the Administrator in lieu of or in addition to payroll deductions; provided, however, that, for any Offering under the 423 Component, any alternative method of contribution must be applied on an equal and uniform basis to all eligible employees in the Offering. Any reference to “payroll deductions” in this Section 5 (or in any other section of the Plan) will similarly cover contributions by other means made pursuant to this Section 5.
6.    Contribution Changes. Unless otherwise determined by the Administrator, except in the case of withdrawal as described in Section 7, a Participant may increase or decrease such Participant’s payroll deductions no more than two times during any Offering and may increase or decrease such Participant’s payroll deductions with respect to the next Offering (subject to the limitations of Section 5) by filing a new enrollment form by the deadline established by the Administrator for the Offering. The Administrator may, in advance of any Offering, establish alternative rules permitting a Participant to increase, decrease or terminate such Participant’s payroll deductions during an Offering.
7.    Withdrawal. A Participant may withdraw from participation in the Plan by giving written notice to the Company or an agent designated by the Company in a form acceptable to the Administrator (including, but not limited to, by electronic means) no later than two weeks prior to the end of the then-applicable Offering (or such shorter or longer period as may be specified by the Administrator prior to any Offering). The Participant’s withdrawal will be effective as soon as practicable following receipt of written notice of withdrawal by the Company or an agent designated by the Company. Following a Participant’s withdrawal, the Company will promptly refund such Participant’s entire account balance under the Plan to such Participant (after payment for any shares of Stock purchased before the effective date of withdrawal). Partial withdrawals are not permitted. A Participant may not begin participation again in any Offering from which such Participant has withdrawn, but may enroll in a subsequent Offering in accordance with Section 4.
8.    Grant of Options. On each Offering Date, the Company will grant to each eligible employee who is then a Participant in the Plan an option (“Option”) to purchase on the last day of a Purchase Period (an “Exercise Date”) the lowest of (a) a number of shares of Stock determined by dividing such Participant’s accumulated payroll deductions on such Exercise Date by the Option Price (as defined below), (b) the number of shares of Stock determined by dividing $25,000 by the Fair Market Value of the Stock on the Offering Date for such Offering or (c) such other number of shares of Stock determined by the Administrator in advance of the Offering; provided, however, that such Option shall be subject to the limitations set forth below. Each Participant’s Option shall be exercisable only to the extent of such Participant’s accumulated payroll deductions on the Exercise Date. The purchase price for each share of Stock purchased under each Option (the “Option Price”) will be 85% of the Fair Market Value of the Stock on the Offering Date or the Exercise Date, whichever is less.
Notwithstanding the foregoing, no Participant may be granted an Option hereunder if such Participant, immediately after the Option was granted, would be treated as owning stock possessing 5% or more of the total combined voting power or value of all classes of stock of the Company or any Parent or Subsidiary (each as defined in Section 11). For purposes of the preceding sentence, the attribution rules of Section 424(d) of the Code will apply in determining the stock ownership of a Participant, and all stock that the Participant has a contractual right to purchase will be treated as stock owned by the Participant. In addition, no Participant may be granted an Option that permits such Participant rights to purchase Stock under the Plan, and any other employee stock purchase plan of the Company and its Parents and Subsidiaries, to accrue at a rate that exceeds $25,000 of the fair market value of such stock (determined on the Option grant date or dates) for each calendar year in which the Option is outstanding at any time. The purpose of the limitation in the preceding sentence is to comply with Section 423(b)(8) of the Code and shall be applied taking Options into account in the order in which they were granted.
9.    Exercise of Option and Purchase of Shares. Each employee who continues to be a Participant in the Plan on the Exercise Date shall be deemed to have exercised such Participant’s Option on such date and shall acquire from the Company such number of whole shares of Stock as such Participant’s accumulated payroll deductions on such date will purchase at the Option Price, subject to any other limitations contained in the Plan; provided, however, in order to purchase shares on any Exercise Date, the employee must have a valid and active account at a broker designated by the Company or a designated agent of the Company for the duration of the Offering in which such Exercise Date occurs. Unless otherwise determined by the Administrator in advance of any Offering, any balance remaining in a Participant’s account at the end of a Purchase Period or Offering will be promptly refunded to the Participant.
10.    Delivery of Shares. As soon as practicable after each Exercise Date, the Company will arrange for the delivery to each Participant of the shares of Stock acquired by the Participant on such Exercise Date; provided that the Company may deliver such shares to a broker that holds such shares in street name for the benefit of the Participant.
11.    Definitions. The following terms shall be defined as set forth below:
“Affiliate” means any entity that is directly or indirectly controlled by the Company that does not meet the definition of a Subsidiary below, as determined by the Administrator, whether now or hereafter existing.
“Compensation” means the amount of money reportable on a Participant’s Form W-2 before any withholdings for health insurance or under a Section 401(k), 125, 129 or similar plan, excluding third party sick or disability pay, allowances and reimbursements for expenses such as relocation allowances or travel expenses, whether specifically designated as such or designated as signing bonuses, income or gains attributable to restricted stock, restricted stock units, stock options, stock appreciation rights or other similar equity based compensation, imputed income for non-cash items, such as life insurance premiums, and similar items, whether or not specifically itemized on the Form W-2. For avoidance of doubt, “Compensation” shall include cash payments in respect of bonuses, commissions and other cash-based incentive plans. The Administrator shall have the discretion to determine the application of this definition to Participants outside of the United States.

“Designated Company” means each Affiliate and Subsidiary that has been designated by the Administrator from time to time, in its sole discretion, as eligible to participate in the Plan, such designation to specify whether such participation is in the 423 Component or Non-423 Component. A Designated Company may participate in either the 423 Component or Non-423 Component, but not both. Notwithstanding the foregoing, if any Affiliate or Subsidiary is disregarded for U.S. tax purposes in respect of the Company or any Designated Company participating in the 423 Component, then such disregarded Affiliate or Subsidiary shall automatically be a Designated Company participating in the 423 Component. If any Affiliate or Subsidiary is disregarded for U.S. tax purposes in respect of any Designated Company participating in the Non-423 Component, the Administrator may exclude such Affiliate or Subsidiary from participating in the Plan, notwithstanding that the Designated Company in respect of which such Affiliate or Subsidiary is disregarded may participate in the Plan. The Administrator may so designate any Affiliate or Subsidiary, or revoke any such designation, at any time and from time to time, either before or after the Plan is approved by the Company’s stockholders.
“Fair Market Value” of the Stock on any given date means the fair market value of the Stock determined in good faith by the Administrator; provided, however, that if the Stock is listed on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”), NASDAQ Global Market, The New York Stock Exchange or another national securities exchange or traded on any established market, the determination shall be made by reference to the closing price on the immediately preceding trading day.
“New Exercise Date” means a new Exercise Date if the Administrator shortens any Offering then in progress.
“Parent” means a “parent corporation” with respect to the Company, as defined in Section 424(e) of the Code.
“Participant” means an individual who is eligible, as determined pursuant to Section 3, and who has complied with the provisions of Section 4.
“Purchase Period” means a period of time specified within an Offering, as determined by the Administrator in accordance with Section 2.
“Sale Event” means (i) the sale of all or substantially all of the assets of the Company on a consolidated basis to an unrelated person or entity, (ii) a merger, reorganization or consolidation pursuant to which the holders of the Company’s outstanding voting power and outstanding stock immediately prior to such transaction do not own a majority of the outstanding voting power and outstanding stock or other equity interests of the resulting or successor entity (or its ultimate parent, if applicable) immediately upon completion of such transaction, (iii) the sale of all of the Stock of the Company to an unrelated person, entity or group acting in concert, (iv) any other transaction in which the owners of the Company’s outstanding voting power immediately prior to such transaction do not own at least a majority of the outstanding voting power of the Company or any successor entity immediately upon completion of the transaction other than as a result of the acquisition of securities directly from the Company or (v) the approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.

“Stock” means the Common Stock, par value $0.01 per share, of the Company, subject to adjustments pursuant to Section 17.

“Subsidiary” means a “subsidiary corporation” with respect to the Company, as defined in Section 424(f) of the Code.
12.    Rights on Termination of Employment. Unless otherwise required by applicable law, if a Participant’s employment terminates for any reason before the Exercise Date for any Offering, such Participant’s participation in the Plan will terminate immediately and no payroll deductions will be taken from any pay due and owing to the Participant on or after the termination date. The balance in the Participant’s account will be paid to such Participant or, in the case of such Participant’s death, to the Participant’s legal heirs. An employee will be deemed to have terminated employment, for this purpose, if the corporation that employs such employee, having been a Designated Company, ceases to be an Affiliate or a Subsidiary, or if the employee is transferred to any corporation other than the Company or a Designated Company. An employee will not be deemed to have terminated employment for this purpose, if the employee is on an approved leave of absence for military service or sickness or for any other purpose approved by the Company, if the employee’s right to reemployment is guaranteed either by a statute or by contract or under the policy pursuant to which the leave of absence was granted or if the Administrator otherwise provides in writing.
If a Participant transfers employment from the Company or any Designated Company participating in the 423 Component to any Designated Company participating in the Non-423 Component, such transfer will not be treated as a termination of employment, but the Participant shall immediately cease to participate in the 423 Component; however, any contributions made for the Offering in which such transfer occurs will be transferred to the Non-423 Component, and such Participant will immediately join the then-current Offering under the Non-423 Component upon the same terms and conditions in effect for the Participant’s participation in the 423 Component, except for such modifications otherwise applicable for Participants in such Offering. A Participant who transfers employment from any Designated Company participating in the Non-423 Component to the Company or any Designated Company participating in the 423 Component will not be treated as terminating the Participant’s employment and will remain a Participant in the Non-423 Component until the earlier of (i) the end of the current Offering under the Non-423 Component or (ii) the Offering Date of the first Offering in which the Participant is eligible to participate following such transfer. Notwithstanding the foregoing, the Administrator may establish different rules to govern transfers of employment between companies participating in the 423 Component and the Non-423 Component, consistent with the applicable requirements of Section 423 of the Code.
13.    Special Rules and Sub-Plans. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt such special rules or sub-plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions in which the Plan is offered, the terms of which sub-plans may take precedence over other provisions of this Plan, but unless otherwise superseded by the terms of such sub-plan, the provisions of this Plan will govern the operation of such sub-plan. To the extent inconsistent with the requirements of Section 423 of the Code, any such sub-plan will be considered part of a Non-423 Offering, and Options granted thereunder will not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is authorized to adopt sub-plans for particular jurisdictions that modify or supplement the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Compensation, (iii) the dates and duration of Offerings or Purchase Periods or other periods during which Participants may make payroll deductions to purchase of shares of Stock, (iv) the method of determining the Option Price and the discount from Fair Market Value at which shares of Stock may be purchased, (v) any minimum or maximum amount of payroll deductions a Participant may make in an Offering, Purchase Period or other specified period under the applicable sub-plan, (vi) the treatment of Options upon a Sale Event or a change in capitalization of the Company, (vii) the handling of payroll deductions, (viii) establishment of bank or trust accounts to hold payroll deductions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures and (xiv) handling of share issuances.

14.    Optionees Not Stockholders. Neither the granting of an Option to a Participant nor the deductions from a Participant’s pay or other contributions will result in such Participant becoming a holder of the shares of Stock covered by an Option under the Plan until such shares of Stock have been purchased by and issued to the Participant.
15.    Rights Not Transferable. Rights under the Plan are not transferable by a Participant other than by will or the laws of descent and distribution, and are exercisable during the Participant’s lifetime only by the Participant.
16.    Application of Funds. All funds received or held by the Company under the Plan may be combined with other corporate funds and may be used for any corporate purpose, unless otherwise required under applicable law.
17.    Adjustment in Case of Changes Affecting Stock. In the event of a subdivision of outstanding shares of Stock, the payment of a dividend in Stock or any other change affecting the Stock, the number of shares approved for the Plan and any other share limitations in the Plan shall be equitably or proportionately adjusted to give proper effect to such event. In the case of and subject to the consummation of a Sale Event, the Administrator, in its discretion, and on such terms and conditions as it deems appropriate, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent the dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any right under the Plan or to facilitate such transactions or events:
(a)    To provide for either (i) termination of any outstanding Option in exchange for an amount of cash, if any, equal to the amount that would have been obtained upon the exercise of such Option had such Option been currently exercisable or (ii) the replacement of such outstanding Option with other options or property selected by the Administrator in its sole discretion.

(b)    To provide that the outstanding Options under the Plan will be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices.

(c)    To make adjustments in the number and type of shares of Stock (or other securities or property) subject to outstanding Options under the Plan and/or in the terms and conditions of outstanding Options and Options that may be granted in the future.

(d)    To provide that the Offering with respect to which an Option relates will be shortened by setting a New Exercise Date on which such Offering will end. The New Exercise Date will occur before the date of the Sale Event. The Administrator will notify each Participant in writing or electronically prior to the New Exercise Date, that the Exercise Date for the Participant’s Option has been changed to the New Exercise Date and that the Participant’s Option will be exercised automatically on the New Exercise Date, unless the Participant has withdrawn from the Offering in advance of the New Exercise Date as provided in Section 7 hereof.

(e)    To provide that all outstanding Options shall terminate without being exercised and all amounts in the accounts of Participants shall be promptly refunded.

18.    Section 409A. The 423 Component of the Plan and the Options granted pursuant to Offerings thereunder are intended to be exempt from the application of Section 409A of the Code. Neither the Non-423 Component nor any Option granted pursuant to an Offering thereunder is intended to constitute or provide for “nonqualified deferred compensation” within the meaning of Section 409A of the Code. Notwithstanding any provision of the Plan to the contrary, if the Administrator determines that any Option granted under the Plan is or may be or become subject to Section 409A of the Code or that any provision of the Plan may cause an Option granted under the Plan to be or become subject to Section 409A of the Code, the Administrator may adopt such amendments to the Plan and/or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions as the Administrator determines are necessary or appropriate to avoid the imposition of taxes under Section 409A of the Code.
19.    Amendment of the Plan. The Board may at any time and from time to time amend the Plan in any respect, except that without the approval within 12 months of such Board action by the stockholders, no amendment may be made increasing the number of shares of Stock approved for issuance under the Plan or making any other change that would require stockholder approval in order for the 423 Component of the Plan, as amended, to qualify as an “employee stock purchase plan” under Section 423(b) of the Code, as determined by the Administrator.
20.    Insufficient Shares. If the total number of shares of Stock that would otherwise be purchased on any Exercise Date plus the number of shares of Stock purchased under previous Offerings under the Plan exceeds the maximum number of shares of Stock issuable under the Plan, the shares then available shall be apportioned among Participants in proportion to the amount of payroll deductions accumulated on behalf of each Participant that would otherwise be used to purchase shares of Stock on such Exercise Date.
21.    Termination of the Plan. The Plan may be terminated at any time by the Board. Upon termination of the Plan, all amounts in the accounts of Participants shall be promptly refunded.
22.    Governmental Regulations. The Company’s obligation to sell and deliver shares of Stock under the Plan is subject to obtaining all governmental approvals required in connection with the authorization, issuance or sale of such Stock and to compliance with all applicable provisions of law, domestic or foreign, including without limitation the U.S. Securities Act of 1933, as amended, and the U.S. Securities Exchange Act of 1934, as amended, the rules and regulations promulgated thereunder, and the requirements of any stock exchange or automated quotation system upon which the Stock may then be listed, exchange control restrictions and/or securities law restrictions.
23.    Governing Law. This Plan and all Options and actions taken thereunder shall be governed by, and construed in accordance with, the General Corporation Law of the State of Delaware as to matters within the scope thereof, and as to all other matters shall be governed by and construed in accordance with the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles.

24.    Issuance of Shares. Shares may be issued upon exercise of an Option from authorized but unissued Stock, from shares held in the treasury of the Company or from any other proper source.
25.    Tax Withholding. Participation in the Plan is subject to any applicable U.S. and non-U.S. federal, state or local tax withholding requirements on income the Participant realizes in connection with the Plan. Each Participant agrees, by entering the Plan, that the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from a Participant’s wages, salary or other compensation at any time the amount necessary for the Company or any Subsidiary or Affiliate to meet applicable withholding obligations, including any withholding required to make available to the Company or any Subsidiary or Affiliate any tax deductions or benefits attributable to the sale or disposition of Stock by such Participant. In addition, the Company or any Subsidiary or Affiliate may, but will not be obligated to, withhold from the proceeds of the sale of Stock or use any other method of withholding that the Company or any Subsidiary or Affiliate deems appropriate to the extent permitted by U.S. Treasury Regulation Section 1.423-2(f) with respect to the 423 Component. The Company will not be required to issue any shares of Stock under the Plan until such obligations are satisfied.
26.    Notification Upon Sale of Shares Under the 423 Component. Each Participant who is subject to tax in the United States and participates in the 423 Component agrees, by entering the Plan, to give the Company prompt notice of any disposition of shares of Stock purchased under the Plan where such disposition occurs within two years after the date of grant of the Option pursuant to which such shares were purchased or within one year after the date such shares were purchased.
27.    Effective Date. The Plan shall take effect on the later of the date it is adopted by the Board and the date it is approved by the holders of a majority of the votes cast at a meeting of stockholders at which a quorum is present. Upon approval of the Plan, no further grants will be made under any predecessor Employee Stock Purchase Plan previously established by the Company.
28.    Equal Rights and Privileges. Notwithstanding any provision of the Plan to the contrary and in accordance with Section 423 of the Code, all eligible employees who are granted Options under the 423 Component shall have the same rights and privileges.

29.    No Right to Continued Service. None of the Plan, participation in any Offering or any compensation paid hereunder will confer on any Participant the right to continue as an employee or in any other capacity.

DATE APPROVED BY BOARD OF DIRECTORS: January 27, 2026
DATE APPROVED BY STOCKHOLDERS:

Appendix C
AMENDED AND RESTATED
CERTIFICATE OF INCORPORATION
OF
AKAMAI TECHNOLOGIES, INC.

Akamai Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), does hereby certify as follows:

1.     The name of the Corporation is Akamai Technologies, Inc. The date of the filing of its original Certificate of Incorporation with the Secretary of State of the State of Delaware was August 20, 1998.

2.    This Amended and Restated Certificate of Incorporation amends, restates and integrates the provisions of the Amended and Restated Certificate of Incorporation that was filed with the Secretary of State of the State of Delaware on May 16, 2024, as subsequently amended (the “Amended and Restated Certificate”), and was duly adopted in accordance with the provisions of Sections 242 and 245 of the General Corporation Law of the State of Delaware.

3.    The text of the Amended and Restated Certificate is hereby amended and restated in its entirety to provide as herein set forth in full.

FIRST. The name of the Corporation is:

Akamai Technologies, Inc.

SECOND. The address of its registered office in the State of Delaware is 1209 Orange Street, City of Wilmington, 19801, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.

THIRD. The nature of the business or purposes to be conducted or promoted by the Corporation is as follows:

To engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware (as amended from time to time, the “DGCL”).

FOURTH: The total number of shares of all classes of stock which the Corporation shall have authority to issue is 705,000,000 shares, consisting of (i) 700,000,000 shares of common stock, $.01 par value per share (“Common Stock”), and (ii) 5,000,000 shares of preferred stock, $.01 par value per share (“Preferred Stock”).

A.	COMMON STOCK.
1. GENERAL. The voting, dividend and liquidation rights of the holders of the Common Stock are subject to and qualified by the rights, powers and preferences of the Preferred Stock or as otherwise provided by law or in this Certificate of Incorporation.

2. VOTING. Each outstanding share of Common Stock shall entitle the holder thereof to one vote on each matter properly submitted to the stockholders of the Corporation for their vote. There shall be no cumulative voting.

The number of authorized shares of Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) by the affirmative vote of the holders of a majority of the voting power of the shares of capital stock of the Corporation entitled to vote, irrespective of the provisions of Section 242(b)(2) of the DGCL. For the avoidance of doubt and notwithstanding anything herein to the contrary, subject to the rights of the holders of any Preferred Stock, Section 242(d) of the DGCL shall apply to amendments to the Certificate of Incorporation.

3. DIVIDENDS. Dividends may be declared and paid or set aside for payment on the Common Stock from funds lawfully available therefor as and when determined by the Board of Directors or any authorized committee thereof and subject to any preferential dividend rights of any then outstanding Preferred Stock.

4. LIQUIDATION. Upon the dissolution or liquidation of the Corporation, whether voluntary or involuntary, holders of Common Stock will be entitled to receive all assets of the Corporation available for distribution to its stockholders pro rata, subject to any preferential rights of any then outstanding Preferred Stock.

B.	PREFERRED STOCK.
Preferred Stock may be issued from time to time in one or more series, each of such series to have such terms as stated or expressed herein and in the resolution or resolutions providing for the issue of such series adopted by the Board of Directors of the Corporation or any authorized committee thereof as hereinafter provided.

Authority is hereby expressly granted to the Board of Directors or any authorized committee thereof from time to time to issue the Preferred Stock in one or more series, and in connection with the creation of any such series, by resolution or resolutions providing for the issue of the shares thereof and by filing a certificate of designations pursuant to applicable law of the State of Delaware, to determine and fix such voting powers, full or limited, or no voting powers, and such designations, preferences and relative participating, optional or other special rights, and qualifications, limitations or restrictions thereof, including without limitation thereof, dividend rights, conversion rights, redemption privileges and liquidation preferences, as shall be stated and expressed in such resolutions, all to the full extent now or hereafter permitted by the DGCL. Without limiting the generality of the foregoing, the resolutions providing for issuance of any series of Preferred Stock may provide that such series shall be superior or rank equally or be junior to the Preferred Stock of any other series to the extent permitted by law.

    The Series A Junior Participating Preferred Stock of the Corporation shall have the terms as set forth in the Certificate of Designations of Series A Junior Participating Preferred Stock of the Corporation filed with the Secretary of State of the State of Delaware on September 10, 2002, which is attached hereto and incorporated herein as Exhibit A.

FIFTH. The Corporation shall have a perpetual existence.

SIXTH. In furtherance of and not in limitation of powers conferred by statute, it is further provided that the Board of Directors is expressly authorized to adopt, amend or repeal the By-Laws of the Corporation.

SEVENTH. To the fullest extent permitted by the DGCL, as the same exists or may hereafter be amended from time to time, no director or Officer of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or Officer, except for liability (a) for any breach of the director’s or Officer’s duty of loyalty to the Corporation or its stockholders, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) of a director under Section 174 of the DGCL, (d) for any transaction from which the director or Officer derives an improper personal benefit or (e) of an Officer in any action by or in the right of the Corporation. If the DGCL is amended after the effective date of this Certificate of Incorporation to authorize corporate action further eliminating or limiting the personal liability of directors or Officers, then the liability of a director or Officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Solely for the purposes of this Article SEVENTH, “Officer” shall have the meaning provided in Section 102(b)(7) of the DGCL.

Any amendment, repeal or modification of this Article SEVENTH shall only be prospective and shall not adversely affect any right or protection or increase the liability of any director or Officer of the Corporation existing at the time of such amendment, repeal or modification with respect to any acts or omissions occurring before such amendment, repeal or modification of a person serving as a director or Officer, as applicable, at the time of such amendment, repeal or modification.

EIGHTH. 1. ACTIONS, SUITS AND PROCEEDINGS OTHER THAN BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify, to the fullest extent permitted by the DGCL, each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation), by reason of the fact that such person is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) (all such persons being referred to hereafter as an “Indemnitee”), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) , judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the Indemnitee’s conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of NOLO CONTENDERE or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that the Indemnitee’s conduct was unlawful. Notwithstanding anything to the contrary in this Article, except as set forth in Section 7 below, the Corporation shall not indemnify an Indemnitee seeking indemnification in connection with a proceeding (or part thereof) initiated by the Indemnitee unless the initiation thereof was approved by the Board of Directors of the Corporation. Notwithstanding anything to the contrary in this Article, the Corporation shall not indemnify an Indemnitee to the extent such Indemnitee is reimbursed from the proceeds of insurance, and in the event the Corporation makes any indemnification payments to an Indemnitee and such Indemnitee is subsequently reimbursed from the proceeds of insurance, such Indemnitee shall promptly refund such indemnification payments to the Corporation to the extent of such insurance reimbursement.

2. ACTIONS OR SUITS BY OR IN THE RIGHT OF THE CORPORATION. The Corporation shall indemnify, to the fullest extent permitted by the DGCL, any Indemnitee who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that the Indemnitee is or was, or has agreed to become, a director or officer of the Corporation, or is or was serving, or has agreed to serve, at the request of the Corporation, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan), or by reason of any action alleged to have been taken or omitted in such capacity, against all expenses (including attorneys’ fees) reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with such action, suit or proceeding and any appeal therefrom, if the Indemnitee acted in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been finally adjudged by a court of competent jurisdiction to be liable to the Corporation unless and only to the extent that the Court of Chancery of the State of Delaware or another court in which such proceeding was brought shall determine upon application that, despite the adjudication of such liability but in view of all the circumstances of the case, the Indemnitee is fairly and reasonably entitled to indemnity for such expenses (including attorneys’ fees) which the Court of Chancery of Delaware shall deem proper.

3. INDEMNIFICATION FOR EXPENSES OF SUCCESSFUL PARTY. Notwithstanding the other provisions of this Article, to the extent that an Indemnitee has been successful, on the merits or otherwise, in defense of any action, suit or proceeding referred to in Sections 1 and 2 of this Article, or in defense of any claim, issue or matter therein, or on appeal from any such action, suit or proceeding, the Indemnitee shall be indemnified against all expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection therewith. Without limiting the foregoing, if any action, suit or proceeding is disposed of, on the merits or otherwise (including a disposition without prejudice), without (i) the disposition being adverse to the Indemnitee, (ii) an adjudication that the Indemnitee was liable to the Corporation, (iii) a plea of guilty or NOLO CONTENDERE by the Indemnitee, (iv) an adjudication that the Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation, and (v) with respect to any criminal proceeding, an adjudication that the Indemnitee had reasonable cause to believe the Indemnitee’s conduct was unlawful, the Indemnitee shall be considered for the purposes hereof to have been wholly successful with respect thereto.

4. NOTIFICATION AND DEFENSE OF CLAIM. As a condition precedent to the Indemnitee’s right to be indemnified, the Indemnitee must notify the Corporation in writing as soon as practicable of any action, suit, proceeding or investigation involving the Indemnitee for which indemnity will or could be sought. With respect to any action, suit, proceeding or investigation of which the Corporation is so notified, the Corporation will be entitled to participate therein at its own expense and/or to assume the defense thereof at its own expense, with legal counsel reasonably acceptable to the Indemnitee. After notice from the Corporation to the Indemnitee of its election so to assume such defense, the Corporation shall not be liable to the Indemnitee for any legal or other expenses subsequently incurred by the Indemnitee in connection with such claim, other than as provided below in this Section 4. The Indemnitee shall have the right to employ the Indemnitee’s own counsel in connection with such claim, but the fees and expenses of such counsel incurred after notice from the Corporation of its assumption of the defense thereof shall be at the expense of the Indemnitee unless (i) the employment of counsel by the Indemnitee has been authorized by the Corporation, (ii) counsel to the Indemnitee shall have reasonably concluded that there may be a conflict of interest or position on any significant issue between the Corporation and the Indemnitee in the conduct of the defense of such action or (iii) the Corporation shall not in fact have employed counsel to assume the defense of such action, in each of which cases the fees and expenses of counsel for the Indemnitee shall be at the expense of the Corporation, except as otherwise expressly provided by this Article. The Corporation shall not be entitled, without the consent of the Indemnitee, to assume the defense of any claim brought by or in the right of the Corporation or as to which counsel for the Indemnitee shall have reasonably made the conclusion provided for in clause (ii) above.

5. ADVANCE OF EXPENSES. Subject to the provisions of Section 6 below, in the event that the Corporation does not assume the defense pursuant to Section 4 of this Article of any action, suit, proceeding or investigation of which the Corporation receives notice under this Article, any expenses (including attorneys’ fees) incurred by an Indemnitee in defending a civil or criminal action, suit, proceeding or investigation or any appeal therefrom shall be paid by the Corporation in advance of the final disposition of such matter; provided, however, that, to the extent required by law, the payment of such expenses incurred by an Indemnitee in advance of the final disposition of such matter shall be made only upon receipt by the Corporation of an undertaking by or on behalf of the Indemnitee to repay all amounts so advanced in the event that it shall ultimately be determined by final judicial decision from which there is no further right to appeal that the Indemnitee is not entitled to be indemnified for such expenses under this Section or otherwise. Such undertaking shall be accepted without reference to the financial ability of the Indemnitee to make such repayment.

6. PROCEDURE FOR INDEMNIFICATION. In order to obtain indemnification or advancement of expenses pursuant to Section 1, 2, 3 or 5 of this Article, the Indemnitee shall submit to the Corporation a written request, including in such request such documentation and information as is reasonably available to the Indemnitee and is reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification or advancement of expenses. Any such indemnification or advancement of expenses shall be made promptly, and in any event within 60 days after receipt by the Corporation of the written request of the Indemnitee, unless with respect to requests under Section 1 or 2 the Corporation determines within such 60-day period that the Indemnitee did not meet the applicable standard of conduct set forth in Section 1 or 2, as the case may be. Such determination shall be made in each instance by (a) a majority vote of the directors of the Corporation consisting of persons who are not at that time parties to the action, suit or proceeding in question (“disinterested directors”), whether or not a quorum, (b) a majority vote of a committee of disinterested directors designated by majority vote of disinterested directors, whether or not a quorum, (c) a majority vote of a quorum of the outstanding shares of stock of all classes entitled to vote for directors, voting as a single class, which quorum shall consist of stockholders who are not at that time parties to the action, suit or proceeding in question, (d) independent legal counsel (who may, to the extent permitted by law, be regular legal counsel to the Corporation), or (e) a court of competent jurisdiction.

7. REMEDIES. The right to indemnification or advances as granted by this Article shall be enforceable by the Indemnitee in any court of competent jurisdiction if the Corporation denies such request, in whole or in part, or if no disposition thereof is made within the 60-day period referred to above in Section 6. Unless otherwise required by law, the burden of proving that the Indemnitee is not entitled to indemnification or advancement of expenses under this Article shall be on the Corporation. Neither the failure of the Corporation to have made a determination prior to the commencement of such action that indemnification is proper in the circumstances because the Indemnitee has met the applicable standard of conduct, nor an actual determination by the Corporation pursuant to Section 6 that the Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the Indemnitee has not met the applicable standard of conduct. To the fullest extent permitted by law, the Indemnitee’s expenses (including attorneys’ fees) incurred in connection with successfully establishing the Indemnitee’s right to advancement or indemnification, in whole or in part, in any such proceeding shall also be indemnified by the Corporation.

8. SUBSEQUENT AMENDMENT. No amendment, termination or repeal of this Article or of the relevant provisions of the DGCL or any other applicable laws shall affect or diminish in any way the rights of any Indemnitee to indemnification and advancement under the provisions hereof with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the final adoption of such amendment, termination or repeal.

9. OTHER RIGHTS. The indemnification and advancement of expenses provided by this Article shall not be deemed exclusive of any other rights to which an Indemnitee seeking indemnification or advancement of expenses may be entitled under any law (common or statutory), agreement or vote of stockholders or disinterested directors or otherwise, both as to action in the Indemnitee’s official capacity and as to action in any other capacity while holding office for the Corporation, and shall continue as to an Indemnitee who has ceased to be a director or officer, and shall inure to the benefit of the estate, heirs, executors and administrators of the Indemnitee. Nothing contained in this Article shall be deemed to prohibit, and the Corporation is specifically authorized to enter into, agreements with officers and directors providing indemnification rights and procedures different from those set forth in this Article. In addition, the Corporation may, to the extent authorized from time to time by its Board of Directors, grant indemnification rights to other employees or agents of the Corporation or other persons serving the Corporation and such rights may be equivalent to, or greater or less than, those set forth in this Article.

10. PARTIAL INDEMNIFICATION. If an Indemnitee is entitled under any provision of this Article to indemnification by the Corporation for some or a portion of the expenses (including attorneys’ fees) actually and reasonably incurred by the Indemnitee or on the Indemnitee’s behalf in connection with any action, suit, proceeding or investigation and any appeal therefrom but not, however, for the total amount thereof, the Corporation shall nevertheless indemnify the Indemnitee for the portion of such expenses (including attorneys’ fees) to which the Indemnitee is entitled.

11. INSURANCE. The Corporation may purchase and maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise (including any employee benefit plan) against any expense, liability or loss incurred by the Indemnitee in any such capacity, or arising out of the Indemnitee’s status as such, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the DGCL.

12. MERGER OR CONSOLIDATION. If the Corporation is merged into or consolidated with another corporation and the Corporation is not the surviving corporation, the surviving corporation shall assume the obligations of the Corporation under this Article with respect to any action, suit, proceeding or investigation arising out of or relating to any actions, transactions or facts occurring prior to the date of such merger or consolidation.

13. SAVINGS CLAUSE. If this Article or any portion hereof shall be invalidated on any ground by any court of competent jurisdiction, then the Corporation shall nevertheless indemnify each Indemnitee as to any expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement in connection with any action, suit, proceeding or investigation, whether civil, criminal or administrative, including, without limitation, an action by or in the right of the Corporation, to the fullest extent permitted by any applicable portion of this Article EIGHTH that shall not have been invalidated and to the fullest extent permitted by applicable law.

14. DEFINITIONS. Terms used herein and defined in Section 145(h) and Section 145(i) of the DGCL shall have the respective meanings assigned to such terms in such Section 145(h) and Section 145(i).

15. SUBSEQUENT LEGISLATION. If the DGCL is amended after adoption of this Article to expand further the indemnification and advancement permitted to Indemnitees, then the Corporation shall indemnify such persons to the fullest extent permitted by the DGCL, as so amended.

NINTH. The Corporation reserves the right to amend, alter, change or repeal any provision contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and this Certificate of Incorporation, and all rights conferred upon stockholders herein are granted subject to this reservation.

TENTH. This Article is inserted for the management of the business and for the conduct of the affairs of the Corporation.

1. NUMBER OF DIRECTORS. The number of directors of the Corporation shall not be less than three. The exact number of directors within the limitations specified in the preceding sentence shall be fixed from time to time by, or in the manner provided in, the Corporation’s By-Laws.

2. ELECTION OF DIRECTORS. Elections of directors need not be by written ballot except as and to the extent provided in the By-Laws of the Corporation.

3. TERMS OF OFFICE. Each director shall be elected for a term expiring at the next succeeding annual meeting. The term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

4. QUORUM; ACTION AT MEETING. A majority of the directors at any time in office shall constitute a quorum for the transaction of business, provided that in no case shall less than one-third of the number of directors fixed pursuant to Section 1 above constitute a quorum. If at any meeting of the Board of Directors there shall be less than such a quorum, a majority of those present may adjourn the meeting from time to time. Every act or decision done or made by a majority of the directors present at a meeting duly held at which a quorum is present shall be regarded as the act of the Board of Directors unless a greater number is required by law, by the By-Laws of the Corporation or by this Certificate of Incorporation.

5. REMOVAL. Any director of the Corporation may be removed, with or without cause, by the affirmative vote of the holders of a majority of the voting power of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote generally in the election of such director.

6. VACANCIES. Any vacancy in the Board of Directors, however occurring, or any newly created directorship resulting from an increase in the authorized number of directors, shall be filled only by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office, subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.

7. STOCKHOLDER NOMINATIONS AND INTRODUCTION OF BUSINESS, ETC. Advance notice of stockholder nominations for election of directors and other business to be brought by stockholders before a meeting of stockholders shall be given in the manner provided by the ByLaws of the Corporation.

8. AMENDMENTS TO ARTICLE. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws of the Corporation, the affirmative vote of the holders of at least a majority of the voting power of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TENTH.

ELEVENTH. Stockholders of the Corporation may not take any action by written consent in lieu of a meeting. Notwithstanding any other provisions of law, this Certificate of Incorporation or the By-Laws of the Corporation, the affirmative vote of the holders of at least a majority of the voting power of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article ELEVENTH.

TWELFTH. Special meetings of stockholders (i) may be called at any time by the Chair of the Board of Directors, the Chief Executive Officer or the Board of Directors or (ii) shall be called by the Secretary upon the written request of stockholders or beneficial owners owning at least twenty-five (25%) in amount of the issued and outstanding shares of capital stock of the Corporation and entitled to vote at the special meeting. The Corporation’s By-Laws may contain other procedures, requirements and conditions relating to a request for a special meeting. Special meetings of stockholders may not be called by any other persons. Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. Notwithstanding any other provision of law, this Certificate of Incorporation or the By-Laws of the Corporation, the affirmative vote of the holders of at least a majority of the voting power of the shares of capital stock of the Corporation issued and outstanding and entitled to vote shall be required to amend or repeal, or to adopt any provision inconsistent with, this Article TWELFTH.

* * * * *

IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Certificate of Incorporation to be signed by a duly authorized officer this _____ day of _____________, 2026.

AKAMAI TECHNOLOGIES, INC.

___            _______________________
Name: Aaron Ahola
Title: Executive Vice President, General Counsel and Secretary

EXHIBIT A

Certificate of Designations of Series A Junior Participating Preferred Stock

CERTIFICATE OF DESIGNATIONS
OF
SERIES A JUNIOR PARTICIPATING PREFERRED STOCK
OF
AKAMAI TECHNOLOGIES, INC.

Akamai Technologies, Inc., a corporation organized and existing under the laws of the State of Delaware (hereinafter called the “Corporation”), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation at a meeting duly called and held on September 10, 2002:
RESOLVED: That pursuant to the authority granted to and vested in the Board of Directors of the Corporation (hereinafter called the “Board”) in accordance with the provisions of the Certificate of Incorporation, as amended, the Board hereby creates a series of Preferred Stock, $0.01 par value per share (the “Preferred Stock”), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences and limitations thereof as follows:
Series A Junior Participating Preferred Stock:
Section 1.    Designation and Amount. The shares of such series shall be designated as “Series A Junior Participating Preferred Stock” (the “Series A Preferred Stock”) and the number of shares constituting the Series A Preferred Stock shall be seven hundred thousand (700,000). Such number of shares may be increased or decreased by resolution of the Board prior to issuance; provided, that no decrease shall reduce the number of shares of Series A Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series A Preferred Stock.
Section 2.    Dividends and Distributions.
(A)    Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $0.01 per share (the “Common Stock”), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board out of funds of the Corporation legally available for the
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payment of dividends, quarterly dividends payable in cash on the last day of each fiscal quarter of the Corporation in each year (each such date being referred to herein as a “Quarterly Dividend Payment Date”), commencing on the first Quarterly Dividend Payment Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $10 or (b) subject to the provision for adjustment hereinafter set forth, 1000 times the aggregate per share amount of all cash dividends, and 1000 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date, since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the first sentence of this Section 2(A) shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.
(B)    The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock) and the Corporation shall pay such dividend or distribution on the Series A Preferred Stock before the dividend or distribution declared on the Common Stock is paid or set apart; provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $10 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.
(C)    Dividends shall begin to accrue and be cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such
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shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.
Section 3.    Voting Rights. The holders of shares of Series A Preferred Stock shall have the following voting rights:
(A)    Subject to the provision for adjustment hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 1000 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.
(B)    Except as otherwise provided herein, in the Certificate of Incorporation or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.
(C)    If at any time dividends on any Series A Preferred Stock shall be in arrears in an amount equal to six quarterly dividends thereon, the holders of the Series A Preferred Stock, voting as a separate series from all other series of Preferred Stock and classes of capital stock, shall be entitled to elect two
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members of the Board in addition to any Directors elected by any other series, class or classes of securities and the authorized number of Directors will automatically be increased by two. Promptly thereafter, the Board of the Corporation shall, as soon as may be practicable, call a special meeting of holders of Series A Preferred Stock for the purpose of electing such members of the Board. Such special meeting shall in any event be held within 45 days of the occurrence of such arrearage.
(i)    During any period when the holders of Series A Preferred Stock, voting as a separate series, shall be entitled and shall have exercised their right to elect two Directors, then, and during such time as such right continues, (a) the then authorized number of Directors shall be increased by two, and the holders of Series A Preferred Stock, voting as a separate series, shall be entitled to elect the additional Directors so provided for, and (b) each such additional Director shall not be a member of any existing class of the Board, but shall serve until the next annual meeting of stockholders for the election of Directors, or until his successor shall be elected and shall qualify, or until his right to hold such office terminates pursuant to the provisions of this Section 3(C).
(ii)    A Director elected pursuant to the terms hereof may be removed with or without cause by the holders of Series A Preferred Stock entitled to vote in an election of such Director.
(iii)    If, during any interval between annual meetings of stockholders for the election of Directors and while the holders of Series A Preferred Stock shall be entitled to elect two Directors, there is no such Director in office by reason of resignation, death or removal, then, promptly thereafter, the Board shall call a special meeting of the holders of Series A Preferred Stock for the purpose of filling such vacancy and such vacancy shall be filled at such special meeting. Such special meeting shall in any event be held within 45 days of the occurrence of such vacancy.
(iv)    At such time as the arrearage is fully cured, and all dividends accumulated and unpaid on any shares of Series A Preferred Stock outstanding are paid, and, in addition thereto, at least one regular dividend has been paid subsequent to curing such arrearage, the term of office of any Director elected pursuant to this Section 3(C), or his successor, shall automatically terminate, and the authorized number of Directors shall automatically decrease by two, the rights of the holders of the shares of the Series A Preferred Stock to vote as provided in this Section 3(C) shall cease, subject to renewal from time to time upon the same terms and conditions, and the holders of shares of the Series A Preferred Stock shall have only the limited voting rights elsewhere herein set forth.
(D)    Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.
Section 4.    Certain Restrictions.
(A)    Whenever quarterly dividends or other dividends or distributions payable on the Series A Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:
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(i)    declare or pay dividends, or make any other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;
(ii)    declare or pay dividends, or make any other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;
(iii)    redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or
(iv)    redeem or purchase or otherwise acquire for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in accordance with a purchase offer made in writing or by publication (as determined by the Board) to all holders of such shares upon such terms as the Board, after consideration of the respective annual dividend rates and other relative rights and preferences of the respective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.
(B)    The Corporation shall not permit any subsidiary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.
Section 5.    Reacquired Shares. Any shares of Series A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.
Section 6.    Liquidation, Dissolution or Winding Up.
(A)    Upon any liquidation, dissolution or winding up of the Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $1000 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per
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share, subject to the provision for adjustment hereinafter set forth, equal to 1000 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up.
(B)    Neither the consolidation, merger or other business combination of the Corporation with or into any other corporation nor the sale, lease, exchange or conveyance of all or any part of the property, assets or business of the Corporation shall be deemed to be a liquidation, dissolution or winding up of the Corporation for purposes of this Section 6.
(C)    In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause (1) of paragraph (A) of this Section 6 shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.
Section 7.    Consolidation, Merger, etc. Notwithstanding anything to the contrary contained herein, in case the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Common Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 1,000 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number
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of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event. In the event the Corporation shall at any time declare or pay any dividend on the Series A Preferred Stock payable in shares of Series A Preferred Stock, or effect a subdivision, combination or consolidation of the outstanding shares of Series A Preferred Stock (by reclassification or otherwise than by payment of a dividend in shares of Series A Preferred Stock) into a greater or lesser number of shares of Series A Preferred Stock, then in each such case the amount set forth in the first sentence of this Section 7 with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Series A Preferred Stock that were outstanding immediately prior to such event and the denominator of which is the number of shares of Series A Preferred Stock outstanding immediately after such event.
Section 8.    No Redemption. The shares of Series A Preferred Stock shall not be redeemable.
Section 9.    Rank. The Series A Preferred Stock shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Preferred Stock issued either before or after the issuance of the Series A Preferred Stock, unless the terms of any such series shall provide otherwise.
Section 10.    Amendment. At such time as any shares of Series A Preferred Stock are outstanding, the Certificate of Incorporation, as amended, of the Corporation shall not be amended in any manner which would materially alter or change the powers, preferences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.
Section 11.    Fractional Shares. Series A Preferred Stock may be issued in fractions of a share which shall entitle the holder, in proportion to such holder’s fractional shares, to exercise voting rights, receive dividends, participate in distributions and have the benefit of all other rights of holders of Series A Preferred Stock.
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Appendix D
AMENDED AND RESTATED
BY-LAWS
OF
AKAMAI TECHNOLOGIES, INC.

Effective as of [ ], 2026
ARTICLE 1 - Stockholders
1.1    Place of Meetings. All meetings of stockholders shall be held at such place within or without the State of Delaware as may be designated from time to time by the Board of Directors, the Chair of the Board or the Chief Executive Officer or, if not so designated, at the registered office of the corporation. The Board of Directors may, in its sole discretion, determine that a meeting shall, in addition to or instead of a physical meeting, be held by means of remote communication (including virtually) as provided under the General Corporation Law of the State of Delaware.
1.2    Annual Meeting. The annual meeting of stockholders for the election of directors and for the transaction of such other business as may properly be brought before the meeting shall be held on a date to be fixed by the Board of Directors, the Chair of the Board or the Chief Executive Officer at the time and place to be fixed by the Board of Directors, the Chair of the Board or the Chief Executive Officer and stated in the notice of the meeting. The corporation may postpone, reschedule or cancel any previously scheduled annual meeting of stockholders.
1.3    Special Meetings.
(a)    Special meetings of stockholders (i) may be called at any time by the Chair of the Board of Directors, the Chief Executive Officer or the Board of Directors or (ii) shall be called by the Secretary upon the written request of a stockholders or beneficial owners (or a group of stockholders or beneficial owners formed for the purpose of making such request) who or which has Net Beneficial Ownership (as defined below) of 25% or more of the votes (the “Required Percent”) of the issued and outstanding shares of capital stock of the corporation entitled to vote (the “Voting Stock”) as of the record date for the request to call a special meeting and date of submission of the request and who have delivered such request in accordance with and subject to the procedures and conditions and other provisions set forth this Section 1.3 and related provisions in these By-Laws (as amended from time to time). Business transacted at any special meeting of stockholders shall be limited to matters relating to the purpose or purposes stated in the notice of meeting. The corporation may postpone, reschedule or cancel any special meeting of stockholders previously scheduled at any time, before or after notice of such meeting has been sent to the stockholders of the corporation.
(b)     “Net Beneficial Ownership” (and its accompanying terms), when used to describe the ownership of capital stock of the corporation, shall be determined in a manner consistent with the ownership requirements set forth in Section 1.13(d)(i), mutatis mutandis.
(c)     A stockholder or beneficial owner may not submit a written request to call a special meeting unless such stockholder is a holder of record of Voting Stock or the beneficial owners on the record date fixed to determine the stockholders or beneficial owners entitled to request the call of a special meeting. Any stockholder or beneficial owner seeking to call a special meeting shall, by written notice to the Secretary, request the Board of Directors fix a record date for stockholders or beneficial owners entitled to request the call of the special meeting. A written request to fix such a record date shall include all of the information that must be included in a written request to call a special meeting from a stockholder or beneficial owner, as set forth in paragraph (d) of this Section. The Board of Directors may, within ten (10) days of the Secretary’s receipt of a written request to fix a record date containing all the information required by or pursuant to these By-Laws, fix a record date to determine the stockholders or beneficial owners entitled to request the call of a special meeting, which date shall not precede, and shall not be more than ten (10) days after, the date upon which the resolution fixing the record date is adopted. If a record date is not so fixed by the Board of Directors, the record date shall be the date that the first written request to call a special meeting containing all the information required by or pursuant to this paragraph is received by the Secretary with respect to the proposed business to be conducted at a special meeting.
(d)     A request for a special meeting by one or more stockholders or beneficial owners (a “Stockholder Requested Special Meeting”) shall be signed by each of the Net Beneficial Owners of the Required Percent of the corporation’s capital stock (or their duly authorized agents) and be delivered to the Secretary at the principal executive offices of the corporation by registered mail, return receipt requested. Such request shall set forth: (A) a statement of the specific purpose or purposes of the meeting and the matters proposed to be acted on at such Stockholder Requested Special Meeting, the reasons for conducting such business at the Stockholder Requested Special Meeting, and any material interest in such business of the stockholders or beneficial owners requesting the Stockholder Requested Special Meeting; (B) the date of signature of each stockholder or beneficial owner (or duly authorized agent) signing the request; (C) (w) the name and address, as they appear in the corporation’s books, of each stockholder signing such request (or if such stockholder of record is a nominee or custodian) or beneficial owner on whose behalf such requests is signed, (x) an affidavit by each such person stating the number of shares of capital stock of the corporation as to which such stockholder or beneficial owner has Net Beneficial Ownership, (y) evidence of the fact and duration of such stockholder’s or beneficial owner’s beneficial ownership of such stock consistent with that which is required under Regulation 14A under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and (z) a certification from each such stockholder or beneficial owner that the stockholders or beneficial owners signing the request in the aggregate satisfy the Net Beneficial Ownership requirement of these By-Laws; (D) all information relating to each such stockholder or beneficial owner that must be disclosed in solicitations of proxies for election of directors in an election contest (even if an election contest is not involved), or is otherwise required, in each case, pursuant to Regulation 14A under the Exchange Act; (E) the additional information required under Section 1.10(c)(ii)(A) to (K), as applicable, of these By-Laws with respect to such stockholder or beneficial owner; and (G) an acknowledgment by each stockholder or beneficial owner and any duly authorized agent that (i) any disposition of shares of capital stock of the corporation as to which such stockholder has Net Beneficial Ownership as of the date of delivery of the special meeting request and prior to the record date for the proposed Stockholder Requested Special Meeting requested by such stockholder shall constitute a revocation of such request with respect to such shares and (ii) if such stockholder or beneficial owner or a duly authorized representative of such stockholder or beneficial owner does not appear or designate a representative to appear at the Stockholder Requested Meeting to present business, the proposed business will not be transacted notwithstanding that the proxies in respect of the vote might have already been received.
(e)    A stockholder or beneficial owner providing a written request for a special meeting shall further update and supplement the information contained in such request, if necessary or requested by the corporation, so that the information provided or required to be provided in such request shall be true and correct as of the record date for the meeting and as of the date that is ten (10) business days prior to the meeting or any adjournment or postponement thereof, and such update and supplement shall be received by the Secretary of the corporation at the principal executive offices of the corporation not later than five (5) business days after the record date for the meeting (in the case of the update and supplement required to be made as of the record date), and not later than eight (8) business days prior to the date for the meeting or, if practicable, any postponement or adjournment thereof (and, if not practicable, on the first practicable date prior to the date to which the meeting has been adjourned or postponed) (in the case of the update and supplement required to be made as of ten (10) business days prior to the meeting or any adjournment or postponement thereof); provided, that, no such update and supplement shall cure or affect the accuracy (or inaccuracy) of any representations made by any party or the validity (or invalidity) of any proposal that failed to comply with this Section 1.3, or is rendered invalid as a result of any inaccuracy therein).
(f)     Any requesting stockholder or beneficial owner may revoke a request to call a special meeting by written revocation received by the Secretary at the principal executive offices of the corporation, at any time prior to the special meeting; provided, however, that if as a result of such revocation(s), there are no longer are unrevoked requests from the Net Beneficial Owners of the Required Percent to call a special meeting, the Board of Directors, in its discretion, may determine whether or not to proceed with the Stockholder Requested Special Meeting, including whether to cancel the Stockholder Requested Special Meeting.
(g)     A special meeting request shall not be valid, and the corporation shall not call a special meeting of stockholders if (A) the special meeting request does not comply with these By-Laws; (B) the Board of Directors or the Chair of the Board of Directors has called or calls an annual or special meeting of stockholders to be held not later than 90 days after the date on which a request from the Required Percent has been delivered to the Secretary (the “Delivery Date”); (C) the request from the Required Percent is delivered during the period commencing ninety (90) days prior to the first anniversary of the date of the immediately preceding annual meeting and ending on the date of the next annual meeting; (D) the request contains an identical or substantially similar item (a “Similar Item”) to an item that was presented at any meeting of stockholders held within one hundred twenty (120) days prior to the Delivery Date (and, for purposes of this clause (D) the election of directors shall be deemed a “Similar Item” with respect to all items of business involving the election or removal of directors); (E) the request relates to an item of business that is not a proper subject for action by the stockholders of the corporation under applicable law or (F) the request was made in a manner that involved a violation of Regulation 14A under the Exchange Act or other applicable law.
(h)     The Board of Directors shall determine the date, time and place, if any, of any Stockholder Requested Special Meeting. The date of any Stockholder Requested Special Meeting shall be no more than sixty (60) days after the record date for such meeting (the “Meeting Record Date”), which shall be fixed in accordance with these By-Laws and Section 213 of the General Corporation Law of the State of Delaware. In fixing a date and time for any Stockholder Requested Special Meeting, the Board of Directors may consider such factors as it deems relevant within the good faith exercise of business judgment, including, without limitation, the nature of the matters to be considered, the facts and circumstances surrounding any request for the special meeting and any plan of the Board of Directors to call an annual meeting or a special meeting.
(i)     Business transacted at a Stockholder Requested Special Meeting shall be limited to the purpose(s) stated in the valid special meeting request received from the Required Percent of Voting Stock, and any additional business that the Board of Directors determines to include in the corporation’s notice of meeting; provided, however, that nothing herein shall prohibit the corporation from submitting matters to a vote of the stockholders at any Stockholder Requested Special Meeting.
(j)     If a quorum is not present at any Stockholder Requested Special Meeting, any officer entitled to preside at or to act as Secretary of the Stockholder Requested Special Meeting, the Chair of the Board, the Board of Directors, and the corporation, shall have no obligation to postpone or adjourn such Stockholder Requested Special Meeting; and each of the same shall have fulfilled their respective obligations under this Section 1.3 with respect to such Stockholder Requested Special Meeting.
1.4    Notice of Meetings. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, notice of each meeting of stockholders, whether annual or special, shall be given not less than ten nor more than 60 days before the date of the meeting to each stockholder entitled to vote at such meeting. Without limiting the manner by which notice otherwise may be given to stockholders, any notice shall be effective if given by a form of electronic transmission consented to (in a manner consistent with the General Corporation Law of the State of Delaware) by the stockholder to whom the notice is given. The notices of all meetings shall state the place, if any, date and hour of the meeting and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such meeting. The notice of a special meeting shall state, in addition, the purpose or purposes for which the meeting is called. If mailed, notice is given when deposited in the United States mail, postage prepaid, directed to the stockholder at the stockholder’s address as it appears on the records of the corporation. If notice is given by electronic transmission, such notice shall be deemed given at the time specified in Section 232 of the General Corporation Law of the State of Delaware.
1.5    Voting List. The officer who has charge of the stock ledger of the corporation shall prepare, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, for a period of at least ten days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice of meeting or (b) during ordinary business hours at the principal place of business of the corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 1.5 or to vote in person or by proxy at any meeting of stockholders.
1.6    Quorum. Except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum for the transaction of business.
1.7    Adjournments. Any meeting of stockholders may be adjourned (including due to a technical failure to convene or continue the meeting by remote communication) to any other time and to any other place at which a meeting of stockholders may be held under these By-Laws by the stockholders present or represented at the meeting and entitled to vote, although less than a quorum, or, if no stockholder is present, by any officer entitled to preside at or to act as Secretary of such meeting. It shall not be necessary to notify any stockholder of any adjournment of less than 30 days if the time, the place, if any, and the means of remote communications, if any, by which stockholders may be deemed to be present in person and vote at such adjourned meeting are (a) announced at the meeting at which the adjournment is taken, (b) in the case of a meeting conducted by means of remote communications, displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders to participate in the meeting by means of remote communication or (c) set forth in the notice of meeting; unless after the adjournment a new record date is fixed for the adjourned meeting. At the adjourned meeting, the corporation may transact any business which might have been transacted at the original meeting.
1.8    Voting and Proxies. Each stockholder shall have one vote for each share of stock entitled to vote held of record by such stockholder and a proportionate vote for each fractional share so held, unless otherwise provided by law or the Certificate of Incorporation. Each stockholder of record entitled to vote at a meeting of stockholders may vote in person or may authorize another person or persons to vote or act for such stockholder by proxy executed in writing (or in such other manner permitted by the General Corporation Law of the State of Delaware) by the stockholder or such stockholder’s authorized agent and delivered to the Secretary of the corporation. No such proxy shall be voted or acted upon after three years from the date of its execution unless the proxy expressly provides for a longer period.
1.9    Action at Meeting. When a quorum is present at any meeting, the holders of a majority in voting power of the stock present or represented and voting on a matter (or if there are two or more classes or series of stock entitled to vote as separate classes, then in the case of each such class, the holders of a majority in voting power of the stock of that class present or represented and voting on a matter) shall decide any matter to be voted upon by the stockholders at such meeting, except when a different vote is required by express provision of law, the Certificate of Incorporation or these By-Laws. When a quorum is present at any meeting, for the election of directors, a nominee for director shall be elected by the stockholders at such meeting if the votes cast “for” such nominee’s election exceed the votes cast “against” such nominee’s election (with “abstentions” and “broker non-votes” votes not counted as a vote either “for” or “against” that director’s election); provided, that directors shall be elected by a plurality of the votes cast when a quorum is present at any meeting of stockholders for which (a) the Secretary of the corporation receives a notice that a stockholder has nominated a person for election to the Board of Directors in compliance with the advance notice requirements for stockholder nominees for director set forth in Section 1.10 of these By-Laws and (b) such nomination has not been withdrawn by such stockholder on or before the tenth business day before the corporation first mails its notice of meeting to the stockholders.
1.10    Nomination of Directors.
(a)    Except for (i) any directors entitled to be elected by the holders of preferred stock, (ii) any directors elected in accordance with Section 2.4 hereof by the Board of Directors to fill a vacancy or newly-created directorship or (iii) as otherwise required by applicable law or stock exchange regulation, at any meeting of stockholders, only persons who are nominated in accordance with the procedures of this Section 1.10 or Section 1.13 shall be eligible for election as directors. Nomination for election to the Board of Directors of the corporation at a meeting of stockholders may be made (i) by or at the direction of the Board of Directors, (ii) by any stockholder of the corporation who (A) timely complies with the notice procedures set forth in Section 1.10(b), (B) is a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such meeting and (C) is entitled to vote at such meeting, or (iii) by any Eligible Stockholder (as defined in Section 1.13(a)(i)) who has complied with the procedures set forth in Section 1.13.
(b)    To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation as follows: (i) in the case of an election of directors at an annual meeting of stockholders, not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not later than the close of business on the later of (A) the 90th day prior to such annual meeting and (B) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs; or (ii) in the case of an election of directors at a special meeting of stockholders, provided that the Board of Directors, the Chair of the Board or the Chief Executive Officer has determined, in accordance with Section 1.3, that directors shall be elected at such special meeting and provided further that the nomination made by the stockholder is for one of the director positions that the Board of Directors, the Chair of the Board or the Chief Executive Officer, as the case may be, has determined will be filled at such special meeting, not earlier than the 120th day prior to such special meeting and not later than the close of business on the later of (A) the 90th day prior to such special meeting and (B) the tenth day following the day on which notice of the date of such special meeting was mailed or public disclosure of the date of such special meeting was made, whichever first occurs. In no event shall the adjournment or postponement of a meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.
(c)    The stockholder’s notice to the Secretary shall set forth:
(i)    as to each person whom the stockholder proposes to nominate for election as a director (a “nominee”): (A) such nominee’s name, age, business address and, if known, residence address and all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; (B) such nominee’s written consent to being named in a proxy statement as a nominee and to serve as a director if elected; (C) a description of all agreements, arrangements or understandings between the stockholder or any beneficial owner on whose behalf such nomination is made, or their respective affiliates and associates, and each nominee or any other person or persons (naming such person or persons) in connection with the making of such nomination or nominations; (D) a representation and agreement that such nominee is not and will not become party to (1) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such nominee, if elected as a director of the corporation, will act, in his or her capacity as a director of the corporation, or vote on any issue or question in his or her capacity as a director of the corporation (a “Voting Commitment”) that has not been disclosed to the corporation, (2) any Voting Commitment that could limit or interfere with the nominee’s ability to comply, if elected as a director of the corporation, with such person’s fiduciary duties under applicable law or (3) any agreement, arrangement or understanding with any person or entity other than the corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with service or action as a director that has not been disclosed to the corporation; (E) a representation made in such person’s individual capacity that such nominee would be in compliance and, if elected as a director of the corporation, will comply with all applicable publicly disclosed corporate governance, ethics, conflict of interest, confidentiality and stock ownership and trading policies and guidelines of the corporation, including codes of conduct; (F) a representation that the nominee, if elected as a director of the corporation, intends to serve the full term as a director; (G) the information referenced in clauses (C) through (I) of Section 1.10(c)(ii) with references to the stockholder and beneficial owner replaced with references to the nominee; and (H) a completed and signed questionnaire, representation and agreement for the nominee referenced in Section 1.10(f) and a signed certification of the statements (to the extent relating to such nominee) set forth in Section 1.10(d) of the By-Laws;

(ii)    as to each stockholder giving notice and the beneficial owner, if any, on whose behalf the nomination is made: (A) the name and address of such stockholder, as they appear on the corporation’s books, and of such beneficial owner; (B) the class and series and number of shares of stock of the corporation which are directly or indirectly owned, beneficially or of record, by such person(s) and their respective affiliates and associates as of the date of such notice (including any shares of any class or series of the corporation as to which such person has a right to acquire beneficial ownership, whether such right is exercisable immediately or only after the passage of time); (C) a description of the class or series, if any, and number of options, warrants, puts, calls, convertible securities, stock appreciation rights, or similar rights, obligations or commitments with an exercise or conversion privilege or a settlement payment or mechanism at a price related to any class or series of shares or other securities of the corporation or with a value derived in whole or in part from the value of any class or series of shares or other securities of the corporation, whether or not such instrument, right, obligation or commitment shall be subject to settlement in the underlying class or series of shares or other securities of the corporation (each a “Derivative Security”), which are, directly or indirectly, beneficially owned by such stockholder or beneficial owner or owners and their respective affiliates and associates, if any, and any other direct or indirect opportunity to profit or share in any profit derived from any increase or decrease in the value of shares or other securities of the corporation; (D) a description of the terms of any number of shares subject to any short interest in any securities of the corporation in which the stockholder or beneficial owner or any of their respective affiliates and associates has an interest (for purposes of these By-Laws a person shall be deemed to have a short interest in a security if such stockholder or beneficial owner, directly or indirectly, through any proxy, contract, arrangement, understanding, relationship or otherwise, has the opportunity to profit or share in any profit derived from any decrease in the value of the subject security); (E) any rights to dividends on the shares of the corporation owned beneficially by such stockholder and such beneficial owner, and any of their respective affiliates and associates, if any, that are separated or separable from the underlying shares of the corporation; (F) a description of any proportionate interest in shares or other securities of the corporation or Derivative Securities held, directly or indirectly, by a general or limited partnership, limited liability company or similar entity in which any such stockholder is (1) a general partner or, directly or indirectly, beneficially owns an interest in a general partner of such general or limited partnership, or (2) the manager, managing member or, directly or indirectly, beneficially owns an interest in the manager or managing member of such limited liability company or similar entity; (G) a description of any proxy, contract, agreement, arrangement, understanding or relationship including any repurchase or similar so called “stock borrowing” agreement or arrangement, the purpose or effect of which is to mitigate loss, reduce economic risk or increase or decrease voting power with respect to any capital stock of the corporation; (H) a description of any material pending or threatened legal proceeding involving the corporation, or any of its respective directors or officers, to which such stockholder, beneficial owner or any of their respective affiliates and associates is a party; (I) a description of any performance-related fees (other than an asset-based fee) to which the stockholder, beneficial owner or any of their respective affiliates and associates may be entitled as a result of any increase or decrease in the value of shares of the corporation or Derivative Securities; (J) a description of all direct and indirect compensation and other material monetary agreements, arrangements and understandings during the past three years, and any other material relationships, between or among (1) the stockholder, the beneficial owner, on whose behalf the nomination is being made and the respective affiliates and associates of, or others acting in concert with, such stockholder and such beneficial owner, on the one hand, and (2) each proposed nominee, and his or her respective affiliates and associates, or others acting in concert with such nominee(s), on the other hand, including all information that would be required to be disclosed pursuant to Item 404 of Regulation S-K if the stockholder making the nomination and any beneficial owner on whose behalf the nomination is made or any affiliate or associate thereof or person acting in concert therewith were the “registrant” for purposes of such Item and the proposed nominee were a director or executive officer of such registrant; (K) any other information relating to such stockholder and beneficial owner, as a nominating stockholder or beneficial owner, that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14 of the Exchange Act; (L) a completed and signed questionnaire, representation and agreement for such stockholder or beneficial owner referenced in Section 1.10(f) and a signed certification of the statements (to the extent relating to such stockholder or beneficial owner) set forth in Section 1.10(d), of these By-Laws; (M) a representation that such stockholder or beneficial owner intends or is part of a group which intends to solicit proxies or votes from stockholders representing at least sixty-seven percent (67%) of the voting power of the shares entitled to vote on the election of directors in support of director nominees in accordance with Rule 14a-19 promulgated under the Exchange Act; and (N) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the person(s) named in its notice.
(d)    By delivering notice pursuant to this Section 1.10, a stockholder represents and warrants that all information contained in its notice, as of the deadline for submitting the notice, is true, accurate and complete in all respects, contains no false or misleading statements and such stockholder acknowledges that it intends for the corporation and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted pursuant to this Section 1.10 by any stockholder proposing a nomination or other business for consideration at a meeting shall not be true, correct and complete in all respects prior to the deadline for submitting notice, such information may be deemed not to have been provided in accordance with this Section 1.10.
(e)    Not later than 10 days after the record date for the meeting, the information required by Section 1.10(c)(i) and (ii) shall be supplemented by the stockholder giving the notice to provide updated information as of the record date. The stockholder giving notice shall promptly notify the corporation if it fails to satisfy any of the requirements set forth in Rule 14a-19 (or any successor provision) of the promulgated under the Exchange Act. A stockholder shall not have complied with Section 1.10(c) if the stockholder (or beneficial owner, if any, on whose behalf the nomination is made) solicits or does not solicit, as the case may be, proxies or votes in support of such stockholder’s nominee in contravention of the representations with respect thereto required by this Section 1.10 or Rule 14a-19 (or any successor provision) promulgated under the Exchange Act. Upon request by the corporation, if a stockholder provides notice pursuant to Rule 14a-19(b) (or any successor provision) promulgated under the Exchange Act, such stockholder shall deliver to the corporation, no later than five business days prior to the applicable meeting of stockholders, reasonable evidence that it has met the requirements of Rule 14a-19(a)(3) (or any successor provision) promulgated under the Exchange Act. Unless otherwise required by law, if any stockholder provides notice pursuant to Rule 14a-19 (or any successor provision) promulgated under the Exchange Act and subsequently fails to comply with any of the requirements of Rule 14a-19(a)(2) or Rule 14a-19(a)(3) under the Exchange Act, then the corporation shall disregard any proxies or votes solicited for such nominees and such nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 1.10, a stockholder shall also comply with all applicable requirements of state and federal law, including the Exchange Act, the Certificate of Incorporation and these By-Laws with respect to any nomination set forth in this Section 1.10.
(f)    The corporation may require that any proposed nominee and any stockholder or beneficial owner who is nominating such nominee or on whose behalf such nomination is being made furnish such other information as the corporation may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the corporation or whether such nominee would be independent under applicable Securities and Exchange Commission and stock exchange rules and the corporation’s corporate governance guidelines as posted on its website or to assist the Board of Directors in its evaluation of the nominee and the nomination. In addition, to be eligible to be a nominee by a stockholder for election or reelection as a director of the corporation, both the nominee and each stockholder and beneficial owner who is nominating such nominee or on whose behalf such nomination is being made must complete and deliver (in accordance with the time periods described for delivery of notice under Section 1.10(b) of these By-Laws) to the Secretary at the principal executive offices of the corporation, a written questionnaire with respect to the identity, background and qualification of such proposed nominee and the identity and background of such stockholder or beneficial owner (which questionnaire shall be updated from time to time by, and provided by, the Secretary upon written request).
(g)    Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.
(h)    Notwithstanding the foregoing provisions of this Section 1.10, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the meeting to present a nomination, such nomination shall not be brought before the meeting, notwithstanding that proxies in respect of such nominee may have been received by the corporation. For purposes of this Section 1.10, to be considered a “qualified representative of the stockholder”, a person must be authorized by a written instrument executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such written instrument or electronic transmission, or a reliable reproduction of the written instrument or electronic transmission, at the meeting of stockholders.
(i)    For purposes of this Section 1.10, “public disclosure” shall include disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act. For the purpose of this Section 1.10 and Section 1.11 below, the term “affiliate” or “affiliates” and “associate” or “associates” shall have the meaning ascribed thereto under the Exchange Act.
1.11    Notice of Business at Annual Meetings.
(a)    At an annual meeting of the stockholders, only such business shall be conducted as shall have been properly brought before the meeting. To be properly brought before an annual meeting, business must be (i) specified in the notice of meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) properly brought before an annual meeting by a stockholder. For business to be properly brought before an annual meeting by a stockholder, (i) if such business relates to the election of directors of the corporation, the procedures in Section 1.10 or Section 1.13 must be complied with and (ii) if such business relates to any other matter, the business must constitute a proper matter under Delaware law for stockholder action and the stockholder must (A) have given timely notice thereof in writing to the Secretary in accordance with the procedures in Section 1.11(b), (B) be a stockholder of record on the date of the giving of such notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (C) be entitled to vote at such annual meeting.
(b)    To be timely, a stockholder’s notice must be received in writing by the Secretary at the principal executive offices of the corporation not less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than 20 days, or delayed by more than 70 days, from the first anniversary of the preceding year’s annual meeting, a stockholder’s notice must be so received not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of (i) the 90th day prior to such annual meeting and (ii) the tenth day following the day on which notice of the date of such annual meeting was mailed or public disclosure of the date of such annual meeting was made, whichever first occurs. In no event shall the adjournment or postponement of an annual meeting (or the public disclosure thereof) commence a new time period (or extend any time period) for the giving of a stockholder’s notice.
(c)    The stockholder’s notice to the Secretary shall set forth (i) as to each matter the stockholder proposes to bring before the annual meeting (A) a brief description of the business desired to be brought before the annual meeting; (B) the text of the proposal (including the exact text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend the By-Laws, the exact text of the proposed amendment); (C) the reasons for conducting such business at the annual meeting; (D) the information required in Section 1.10(c)(ii)(A) through (I) of the By-Laws; (E) a description of any material interest of such stockholder or such beneficial owner and the respective affiliates and associates of, or others acting in concert with, such stockholder or such beneficial owner in such business; (F) a description of any agreement, arrangement or understanding between or among such stockholder and/or such beneficial owner and any other person or persons (including their names) in connection with the proposal of such business or who may participate in the solicitation of proxies in favor of such proposal; (G) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting; (H) a representation whether such stockholder and/or such beneficial owner intends or is part of a group which intends (1) to deliver a proxy statement and/or form of proxy to holders of at least the percentage of the corporation’s outstanding capital stock required to approve or adopt the proposal (and such representation shall be included in any such proxy statement and form of proxy) and/or (2) otherwise to solicit proxies or votes from stockholders in support of such proposal (and such representation shall be included in any such solicitation materials); (I) any other information relating to such stockholder and such beneficial owner that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for the business proposed pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (J) a signed certification of the statements set forth in Section 1.11(d) of these By-Laws. The corporation may require any stockholder or beneficial owner making such a proposal, or on whose behalf such a proposal is being made, to furnish such other information as the corporation may reasonably require to evaluate such proposal.
(d)    By delivering notice pursuant to this Section 1.11, a stockholder represents and warrants that all information contained in its notice, as of the deadline for submitting the notice, is true, accurate and complete in all respects, contains no false or misleading statements and such stockholder acknowledges that it intends for the corporation and the Board of Directors to rely on such information as (i) being true, accurate and complete in all respects and (ii) not containing any false or misleading statements. If the information submitted pursuant to this Section 1.11 by any stockholder proposing a nomination or other business for consideration at a meeting shall not be true, correct and complete in all respects prior to the deadline for submitting notice, such information may be deemed not to have been provided in accordance with this Section 1.11.
(e)    Not later than 10 days after the record date for the meeting, the information required by Section 1.11(b) of the By-Laws shall be supplemented by the stockholder giving the notice to provide updated information as of the record date. Notwithstanding anything in these By-Laws to the contrary, no business shall be conducted at any annual meeting of stockholders except in accordance with the procedures in this Section 1.11; provided that any stockholder proposal which complies with Rule 14a-8 (or any successor provision) of the Exchange Act and is to be included in the corporation’s proxy statement for an annual meeting of stockholders shall be deemed to comply with the notice requirements of this Section 1.11. A stockholder shall not have complied with this Section 1.11(e) if the stockholder (or beneficial owner, if any, on whose behalf the proposal is made) solicits or does not solicit, as the case may be, proxies in support of such stockholder’s proposal in contravention of the representations with respect thereto required by this Section 1.11.
(f)    Except as otherwise required by law or Section 1.13 of the By-Laws, nothing in this Section 1.11 shall obligate the corporation or the Board of Directors to include in any proxy statement or other stockholder communication distributed on behalf of the corporation or the Board of Directors information with respect to any proposal submitted by a stockholder.
(g)    Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for exclusive use by the Board of Directors.
(h)    Notwithstanding the foregoing provisions of this Section 1.11, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual meeting to present business, such business shall not be considered, notwithstanding that proxies in respect of such business may have been received by the corporation.
(i)    For purposes of this Section 1.11, the terms “qualified representative of the stockholder” and “public disclosure” shall have the same meaning as in Section 1.10.
1.12    Conduct of Meetings.
(a)    Meetings of stockholders shall be presided over by the Chair of the Board, or in the Chair’s absence, the Vice Chair of the Board, or in the absence of the Vice Chair, the Chief Executive Officer; provided, however, that the Board of Directors may appoint any person to act as chair of any meeting in the absence of the Chair of the Board, the Vice Chair or the Chief Executive Officer. The Secretary of the corporation shall act as secretary at all meetings of the stockholders; but in the absence of the Secretary at any meeting of the stockholders, the presiding officer may appoint any person to act as secretary of the meeting.
(b)    The Board of Directors may adopt by resolution such rules, regulations and procedures for the conduct of any meeting of stockholders of the corporation as it shall deem appropriate including, without limitation, such guidelines and procedures as it may deem appropriate regarding the participation by means of remote communication of stockholders and proxyholders not physically present at a meeting. Except to the extent inconsistent with such rules, regulations and procedures as adopted by the Board of Directors, the chair of any meeting of stockholders shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, whether or not a quorum is present, and prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chair, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chair of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as shall be determined; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants. Unless and to the extent determined by the Board of Directors or the chair of the meeting, meetings of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.
(c)    The chair of the meeting shall announce at the meeting when the polls for each matter to be voted upon at the meeting will be opened and closed. After the polls close, no ballots, proxies or votes or any revocations or changes thereto may be accepted.
(d)    In advance of any meeting of stockholders, the Board of Directors, the Chair of the Board, the Chief Executive Officer or the President shall appoint one or more inspectors of election to act at the meeting and make a written report thereof. One or more other persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate is present, ready and willing to act at a meeting of stockholders, the chair of the meeting shall appoint one or more inspectors to act at the meeting. Unless otherwise required by law, inspectors may be officers, employees or agents of the corporation. Each inspector, before entering upon the discharge of such inspector’s duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of such inspector’s ability. The inspector shall have the duties prescribed by law and shall take charge of the polls and, when the vote is completed, shall make a certificate of the result of the vote taken and of such other facts as may be required by law. Every vote taken by ballots shall be counted by a duly appointed inspector or duly appointed inspectors.
1.13    Proxy Access Rights.
(a)    Proxy Access Nomination.
(i)    Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, nominations of individuals for election to the Board of Directors at such annual meeting may be made by a stockholder or group of no more than 20 stockholders that satisfies the requirements of this Section 1.13 (as further qualified by the provisions of this Section 1.13, any such individual or group, including as the context requires each member thereof, being hereinafter referred to as an “Eligible Stockholder”). The nomination provisions set forth in this Section 1.13 are separate from, and in addition to, the nomination provisions set forth in Section 1.10. Subject to the provisions of this Section 1.13 and to the extent permitted by applicable law, the corporation shall include in its proxy materials for such annual meeting, in addition to any persons nominated for election by, or at the direction of, a majority of the Board of Directors, the name, together with the Required Information (as defined below), of any person nominated for election (each such person being hereinafter referred to as a “Stockholder Nominee”) to the Board of Directors by an Eligible Stockholder pursuant to this Section 1.13.
(ii)    For purposes of this Section 1.13, the “Required Information” that the corporation will include in its proxy materials is (A) the information concerning the Stockholder Nominee and the Eligible Stockholder that is required to be disclosed in the corporation’s proxy statement by the rules and regulations promulgated under the Exchange Act, by these By-Laws, by the Certificate of Incorporation and/or by the listing standards of each principal U.S. exchange upon which the common stock of the corporation is listed; and (B) the written statement, if any, consisting of 500 words or fewer delivered by the Eligible Stockholder pursuant to Section 1.13(d)(iv) in support of the Stockholder Nominee’s candidacy that is clearly and specifically identified as the written statement that the Eligible Stockholder requests the corporation to include in its proxy materials and does not include any references to any other statements or written materials in support of the Stockholder Nominee’s candidacy or any website or other locations where any such statements or written materials may be found (the “Statement”). If the Eligible Stockholder has not provided to the Secretary of the corporation a Statement within the time period specified in this Section 1.13 for delivering the Notice of Proxy Access Nomination (as defined below), the Eligible Stockholder will be deemed to have not provided the Statement and the Required Information will not include the Statement. Notwithstanding anything to the contrary contained in this Section 1.13, the corporation may omit from its proxy materials any information or Statement (or portion thereof) if the corporation believes that (A) such information is not true in all material respects or omits a material statement necessary to make the statements made not misleading; (B) such information directly or indirectly impugns the character, integrity or personal reputation of, or directly or indirectly makes charges concerning improper, illegal or immoral conduct or associations, without factual foundation, with respect to, any person; or (C) the inclusion of such information in the proxy statement would otherwise violate the Securities and Exchange Commission proxy rules or any other applicable law, rule or regulation.
(b)    Notice Requirements.
(i)    In order to nominate a Stockholder Nominee pursuant to this Section 1.13, an Eligible Stockholder must, in addition to satisfying the other requirements of Section 1.13, provide to the Secretary of the corporation, a written notice expressly nominating its Stockholder Nominee(s) and electing to have its Stockholder Nominee(s) included in the corporation’s proxy materials pursuant to this Section 1.13 that complies with the requirements set forth in this Section 1.13 (a “Notice of Proxy Access Nomination”) within the time period set forth below. In order for an Eligible Stockholder to nominate a Stockholder Nominee pursuant to this Section 1.13, the Eligible Stockholder’s Notice of Proxy Access Nomination must be received by the Secretary of the corporation at the principal executive office of the corporation not earlier than the 120th day nor later than 5:00 p.m., Eastern Time, on the 90th day prior to the first anniversary of the date of the notice for the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced or delayed by more than 30 days from the first anniversary of the date of the preceding year’s annual meeting, Notice of Proxy Access Nomination by the Eligible Stockholder to be timely must be so delivered not earlier than the 120th day prior to the date of such annual meeting and not later than 5:00 p.m., Eastern Time, on the later of the 90th day prior to the date of such annual meeting, as originally convened, or the tenth day following the day on which public announcement of the date of such meeting is first made. In no event shall an adjournment, postponement or rescheduling of any previously scheduled meeting of stockholders, or the public announcement thereof, commence a new time period for the giving of a Notice of Proxy Access Nomination under this Section 1.13. For purposes of this Section 1.13, “public announcement” shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.
(ii)    In order to nominate a Stockholder Nominee pursuant to this Section 1.13, an Eligible Stockholder providing the Required Information within the time period specified in Section 1.13(b)(i) for delivering the Notice of Proxy Access Nomination must further update and supplement such Required Information, if necessary, so that all such information provided or required to be provided shall be true and correct as of the close of business on the record date for purposes of determining the stockholders entitled to vote at such annual meeting and as of the date that is ten business days prior to such annual meeting, and such update and supplement (or a written notice stating that there is no such update or supplement) must be delivered in writing to the Secretary of the corporation at the principal executive office of the corporation not later than 5:00 p.m., Eastern Time, on the fifth business day after the record date for purposes of determining the stockholders entitled to vote at the meeting (in the case of the update and supplement required to be made as of the record date), and not later than 5:00 p.m., Eastern Time, on the fifth business day prior to the date for the meeting (in the case of the update and supplement required to be made as of ten business days prior to the meeting).
(iii)    In the event that any of the information or communications provided by the Eligible Stockholder or the Stockholder Nominee to the corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the corporation of any defect in such previously provided information or communications and of the information that is required to correct any such defect.
(c)    Maximum Number of Stockholder Nominees.
(i)    The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the corporation’s proxy materials with respect to an annual meeting shall not exceed 25% of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be timely delivered pursuant to and in accordance with this Section 1.13 (the “Final Proxy Access Nomination Date”), or if such amount is not a whole number, the closest whole number below 25%; provided, that the maximum number of Stockholder Nominees that will be included in the corporation’s proxy materials with respect to an annual meeting will be reduced by (i) the number of Stockholder Nominees whom the Board of Directors itself decides to nominate for election at such annual meeting; (ii) the number of individuals who will be included in the corporation’s proxy materials as nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of shares from the corporation by such stockholder or group of stockholders) and (iii) the number of individuals that the Board of Directors decides to nominate for re-election who were previously elected to the Board of Directors with respect to any of the preceding two annual meetings based on a nomination by one or more stockholders pursuant to Section 1.10 or this Section 1.13.
(ii)    Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the corporation’s proxy materials pursuant to this Section 1.13 shall rank such Stockholder Nominees based on the order that the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the corporation’s proxy statement in the event that the total number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 1.13 exceeds the maximum number of Stockholder Nominees provided for in Section 1.13(c)(i) (including by operation of Section 1.13(c)(iii)). In the event that the number of Stockholder Nominees submitted by Eligible Stockholders pursuant to this Section 1.13 for an annual meeting exceeds the maximum number of Stockholder Nominees provided for in Section 1.13(c)(i) (including by operation of Section 1.13(c)(iii)), the highest ranking Stockholder Nominee who meets the requirements of this Section 1.13 from each Eligible Stockholder (with such determination and the determination of whether a stockholder or group of stockholders constitutes an Eligible Stockholder to be based on compliance with the provisions of this Section 1.13 as of the Final Proxy Access Nomination Date) will be selected for inclusion in the corporation’s proxy materials until the maximum number is reached, going in order from the largest to the smallest of such Eligible Stockholders based on the number of shares of common stock of the corporation each Eligible Stockholder disclosed as owned by such Eligible Stockholder in the

Notice of Proxy Access Nomination submitted to the corporation hereunder. If the maximum number of Stockholder Nominees provided for in this Section 1.13 is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 1.13 from each Eligible Stockholder determined in the manner set forth above has been selected, this selection process will continue as many times as necessary, following the same order each time, until the maximum number of Stockholder Nominees provided for in this Section 1.13 is reached. The Stockholder Nominees initially selected in accordance with this Section 1.13(c)(ii) will be the only Stockholder Nominees eligible to be nominated or included in the corporation’s proxy materials pursuant to this Section 1.13. The Notices of Proxy Access Nomination and nominations of all of the remaining Stockholder Nominees not initially selected pursuant to this Section 1.13(c)(ii) will be deemed to have been withdrawn by each of the applicable stockholders as of the Final Proxy Access Nomination Date, and, following such initial selection, if any one or more of the Stockholder Nominees so selected are (A) nominated by the Board of Directors or (B) not included in the corporation’s proxy materials or are not submitted for election for any reason, including, without limitation, a subsequent failure to comply with this Section 1.13 by the Eligible Stockholder or the Eligible Stockholder’s withdrawal of the nomination, then, in each case, no additional Stockholder Nominees will be included in the corporation’s proxy materials or otherwise submitted for stockholder election pursuant to this Section 1.13.
(iii)    If for any reason one or more vacancies occur on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the applicable annual meeting and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the maximum number of Stockholder Nominees eligible to be nominated or included in the corporation’s proxy materials pursuant to this Section 1.13 shall be calculated based on the number of directors in office as so reduced. The Notices of Proxy Access Nomination and nominations of any Stockholder Nominees who cease to be eligible to be nominated or included in the corporation’s proxy materials pursuant to this Section 1.13 as a result of the operation of this Section 1.13(c)(iii) will be deemed to have been withdrawn by each of the applicable Eligible Stockholders as of the Final Proxy Access Nomination Date.
(d)    Stockholder Eligibility.
(i)    For purposes of this Section 1.13, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of common stock of the corporation as to which the Eligible Stockholder possesses both (A) the full voting and investment rights pertaining to the shares and (B) the full economic interest in (including the opportunity for profit from and risk of loss on) such shares; provided that the number of shares calculated in accordance with clauses (A) and (B) (x) shall not include any shares (I) borrowed by such Eligible Stockholder for any purposes or purchased by such Eligible Stockholder pursuant to an agreement to resell, (II) sold by such Eligible Stockholder or any of its affiliates in any transaction that has not been settled or closed or (III) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding common stock of the corporation, in any such case which instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such Eligible Stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares by such Eligible Stockholder or any of its affiliates and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such Eligible Stockholder or affiliate, and (y) shall be reduced by the notional amount of shares of common stock of the corporation subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar agreement entered into by such Eligible Stockholder or any of its affiliates, whether or not any such instrument is to be settled with shares or with cash, to the extent the number of shares owned by the Eligible Stockholder was not already reduced by such amount pursuant to clause (x)(III) above, and a number of shares of common stock of the corporation equal to the net “short” position in the common stock of the corporation held by such Eligible Stockholder’s affiliates, whether through short sales, options, warrants, forward contracts, swaps, contracts of sale, other derivatives or similar agreements or any other agreement or arrangement. An Eligible Stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the Eligible Stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. An Eligible Stockholder’s ownership of shares shall be deemed to continue during any period in which the Eligible Stockholder has delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is unconditionally revocable at any time by the Eligible Stockholder. The terms “owned,” “owning” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the common stock of the corporation are “owned” for these purposes shall be determined by the Board of Directors or any committee thereof. For purposes of this Section 1.13, the term “affiliate” or “affiliates” shall have the meaning ascribed thereto under the General Rules and Regulations of the Exchange Act.
(ii)    In order to make a nomination pursuant to this Section 1.13, an Eligible Stockholder must have owned the Required Ownership Percentage (as defined below) of the corporation’s outstanding common stock (the “Required Shares”) continuously for the Minimum Holding Period (as defined below) or longer as of both the date the Notice of Proxy Access Nomination is required to be received by the corporation in accordance with this Section 1.13 and the close of business on the record date for determining stockholders entitled to vote at the applicable annual meeting, and must continue to own the Required Shares through the applicable meeting date (and any postponement or adjournment thereof); provided, that, up to, but not more than, 20 individual stockholders who otherwise meet all of the requirements to be an Eligible Stockholder may aggregate their stockholdings in order to meet the Required Ownership Percentage, but not the Minimum Holding Period, of the Required Shares. For purposes of this Section 1.13, the “Required Ownership Percentage” is 3% or more of the corporation’s issued and outstanding common stock, and the “Minimum Holding Period” is three years.
(iii)    Whenever the Eligible Stockholder consists of a group of more than one stockholder, each provision in this Section 1.13 that requires the Eligible Stockholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each stockholder that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions. In determining the aggregate number of stockholders in a group, a “group of investment companies,” as such term is defined in Section 12(d)(1)(G)(ii) of the Investment Company Act of 1940, as amended, (a “Qualifying Fund Family”) shall be treated as one stockholder. Not later than the deadline for delivery of the Notice of Proxy Access Nomination pursuant to this Section 1.13, a Qualifying Fund Family whose stock ownership is counted for purposes of determining whether a stockholder or group of stockholders qualifies as an Eligible Stockholder shall provide to the Secretary of the corporation such documentation as is reasonably satisfactory to the Board of Directors, in its sole discretion, that demonstrates that the funds comprising the Qualifying Fund Family satisfy the definition hereof. When an Eligible Stockholder is comprised of a group, a violation of any provision of these By-Laws by any member of the group shall be deemed a violation by the entire Eligible Stockholder group. No person may be a member of more than one group of persons constituting an Eligible Stockholder with respect to any annual meeting.

(iv)    In addition to providing the Notice of Proxy Access Nomination in accordance with Section 1.13(b)(i) above, in order to nominate a Stockholder Nominee pursuant to this Section 1.13, an Eligible Stockholder or the Stockholder Nominee, as applicable, must provide the following information in writing to the Secretary of the corporation within the time period specified in this Section 1.13 for delivering the Notice of Proxy Access Nomination:
(A)one or more written statements from the record holders of the Required Shares or from the intermediaries through which the Required Shares are or have been held during the Minimum Holding Period verifying that, as of a date within seven business days prior to the date the Notice of Proxy Access Nomination is received by the Secretary of the corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide the updates and supplements (or written notices stating that there are no such updates or supplements) described in Section 1.13(b)(ii) within the time periods set forth therein;
(B)a copy of the Schedule 14N filed or to be filed with the Securities and Exchange Commission (and, if not included in such Schedule 14N, the details of any relationship that existed within the past three years and that would have been described pursuant to Item 6(e) of Schedule 14N (or any successor item) if it existed on the date of submission of the Schedule 14N);
(C)the Required Information (with the Statement, if any, clearly and specifically identified as such) and all other information, representations and agreements that are required to be set forth in a stockholder’s notice, or provided to the corporation in order to nominate an individual for election as a director, pursuant to Section 1.10;
(D)the written consent of each Stockholder Nominee to being named in the proxy statement as a nominee and to serving as a director if elected;
(E)in the case of a Notice of Proxy Access Nomination that is submitted by an Eligible Stockholder that is comprised of a group of stockholders, the designation by all of such stockholders of one of such stockholders who is authorized to act on behalf of all of such stockholders with respect to all matters relating to the nomination or inclusion in the corporation’s proxy materials of the Stockholder Nominee(s) nominated by such Eligible Stockholder, including, without limitation, the withdrawal of such nomination;
(F)an agreement by each Stockholder Nominee, upon such Stockholder Nominee’s election, to make such acknowledgements, enter into such agreements and provide such information as the Board of Directors requires of all directors at such time, including without limitation, agreeing to be bound by the corporation’s code of ethics, insider trading policies and procedures and other similar policies and procedures;
(G)an irrevocable resignation of the Stockholder Nominee, which shall become effective upon a determination in good faith by the Board of Directors or any committee thereof that the information provided to the corporation by such individual pursuant to this Section 1.13 was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(H)a representation (in the form provided by the Secretary of the corporation upon written request) that the Eligible Stockholder (I) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the corporation, and that the Eligible Stockholder does not presently have such intent, (II) has not nominated and will not nominate for election to the Board of Directors at the annual meeting (or any postponement or adjournment thereof) any person other than the Stockholder Nominee(s) being nominated pursuant to this Section 1.13, (III) has not engaged and will not engage in, and has not and will not be a “participant” in, another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (IV) will not distribute to any stockholder any form of proxy for the annual meeting other than the form of proxy distributed by the corporation, (V) agrees to comply with all other laws and regulations applicable to any solicitation in connection with the annual meeting, including, without limitation, Rule 14a-9 promulgated under the Exchange Act, (VI) meets the requirements set forth in this Section 1.13, and (VII) has provided and will continue to provide facts, statements and other information in all communications with the corporation and its stockholders in connection with the nomination hereunder that is or will be true and correct in all material respects and does not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading; and
(I)a written undertaking (in the form provided by the Secretary of the corporation upon written request) that the Eligible Stockholder agrees to (I) assume all liability stemming from any legal or regulatory violation arising out of the communications with stockholders of the corporation by the Eligible Stockholder, its affiliates and associates, or their respective agents or representatives, either before or after the furnishing of the Notice of Proxy Access Nomination, or out of the facts, statements or information that the Eligible Stockholder or its Stockholder Nominee(s) has provided or will provide to the corporation or filed with the Securities and Exchange Commission, (II) indemnify and hold harmless the Corporation and each of its directors, officers, agents, employees, affiliates, control persons or other persons acting on behalf of the corporation individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the corporation or any of its directors, officers, agents, employees, affiliates, control persons or other persons acting on behalf of the corporation arising out of any nomination of a Stockholder Nominee submitted by the Eligible Stockholder pursuant to this Section 1.13, and (III) promptly provide to the corporation such additional information as requested pursuant to this Section 1.13.
In connection with Section 1.13(d)(iv)(A), if any intermediary that verifies the Eligible Stockholder’s ownership of the Required Shares for the Minimum Holding Period is not the record holder of such shares, a Depository Trust Company (“DTC”) participant or an affiliate of a DTC participant, then the Eligible Stockholder will also need to provide a written statement as required by Section 1.13(d)(iv)(A) from the record holder of such shares, a DTC participant or an affiliate of a DTC participant that can verify the holdings of such intermediary.
(e)    Stockholder Nominee Requirements.
(i)    Notwithstanding anything in these By-Laws to the contrary, the corporation shall not be required to include, pursuant to this Section 1.13, any Stockholder Nominee in its proxy materials (and no such Stockholder Nominee may be nominated pursuant to this Section 1.13) for any annual meeting of stockholders (A) for which the Secretary of the corporation receives a notice that the Eligible Stockholder or any other stockholder of the corporation has nominated one or more persons for election to the Board of Directors pursuant to the advance notice requirements for nominees for director set forth in Section 1.10, (B) if the Eligible Stockholder who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act, in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (C) if such Stockholder Nominee is or becomes a party to any compensatory, payment or other financial agreement, arrangement or understanding with any person or entity other than the corporation, or is receiving or will receive any such compensation or other payment from any person or entity other than the corporation, in each case, in connection with service as a director of the corporation, (D) who is not independent under the listing standards of each principal U.S. exchange upon which the common stock of the corporation is listed, any applicable rules of the Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing independence of the corporation’s directors, in each case, as determined by the Board of Directors or any committee thereof, (E) who does not meet the audit committee and compensation committee independence requirements under the rules of the primary stock exchange on which the shares of common stock of the corporation are listed; (F) who is not a “non-employee director” for the purposes of Rule 16b-3 under the Exchange Act (or any successor rule), (G) whose election as a member of the Board of Directors would cause the corporation to be in violation of these By-Laws, the Certificate, the rules and listing standards of the principal U.S. exchanges upon which the common stock of the corporation is listed or over-the-counter market on which any securities of the corporation are traded, or any applicable state or federal law, rule or regulation, (H) who provides any information to the corporation or its stockholders required or requested pursuant to any provision of these By-Laws that is not accurate, truthful and complete in all material respects, or that otherwise contravenes any of the agreements, representations or undertakings made by the Stockholder Nominee in connection with the nomination, (I) who is or has been, within the past three years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (J) who is a defendant in or named subject of a pending criminal proceeding (excluding traffic violations) or has been convicted or has pleaded nolo contendere in such a criminal proceeding within the past ten (10) years, (K) is subject to any order of the type specified in Rule 506(d) of Regulation D promulgated under the Securities Act of 1933, as amended, (L) if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the corporation in respect of such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statement made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof or (M) the Eligible Stockholder or applicable Stockholder Nominee fails to comply with its obligations pursuant to this Section 1.13.
(ii)    Any Stockholder Nominee who is included in the corporation’s proxy materials for a particular annual meeting but either (A) withdraws from or becomes ineligible or unavailable for election to the Board of Directors at such annual meeting, or (B) does not receive a number of “for” votes equal to at least 25% of the number of shares present and entitled to vote for the election of directors, will be ineligible for nomination or inclusion in the corporation’s proxy materials as a Stockholder Nominee pursuant to this Section 1.13 for the next two annual meetings.
(iii)    Notwithstanding anything to the contrary set forth herein, if the Board of Directors or a designated committee thereof determines that any stockholder nomination was not made in accordance with the terms of this Section 1.13 or that the information provided in a Notice of Proxy Access Nomination does not satisfy the informational requirements of this Section 1.13 in any material respect, then such nomination shall not be considered at the applicable annual meeting. If neither the Board of Directors nor such committee makes a determination as to whether a nomination was made in accordance with the provisions of this Section 1.13, the presiding officer of the annual meeting shall determine whether a nomination was made in accordance with such provisions. If the presiding officer determines that any stockholder nomination was not made in accordance with the terms of this Section 1.13 or that the information provided in a stockholder’s notice does not satisfy the informational requirements of this Section 1.13 in any material respect, then such nomination shall not be considered at the applicable annual meeting. Additionally, such nomination will not be considered at the annual meeting in question if the Eligible Stockholder (or a qualified representative thereof) does not appear at the applicable annual meeting to present any nomination of the Stockholder Nominee(s) included in the corporation’s proxy materials pursuant to this Section 1.13. For purposes of this Section 1.13, to be considered a qualified representative of a stockholder, a person must be duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as its proxy at the annual meeting and such person must produce such writing or electronic transmission, or a reliable reproduction thereof, at such annual meeting. If the Board of Directors, a designated committee thereof or the presiding officer determines that a nomination was made in accordance with the terms of this Section 1.13, the presiding officer shall so declare at the applicable annual meeting and ballots shall be provided for use at such meeting with respect to such Stockholder Nominee.
(f)    This Section 1.13 provides the exclusive method for stockholders to include nominees for director in the corporation’s proxy materials. A stockholder’s compliance with the procedures set forth in this Section 1.13 will not also be deemed to constitute compliance with the procedures set forth in, or notice pursuant to, Section 1.10.
(g)    For the avoidance of doubt, the corporation may solicit against, and include in the proxy statement its own statement relating to, any Stockholder Nominee.
(h)    For purposes of this Section 1.13, any determination to be made by the Board of Directors may be made by the Board of Directors, a committee of the Board of Directors or any officer of the corporation designated by the Board of Directors or a committee of the Board of Directors, and any such determination shall be final and binding on the corporation, any Eligible Holder, Stockholder Nominee and any other person so long as made in good faith (without any further requirements). The chairman of any annual meeting of stockholders, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall have the power and duty to determine whether a Stockholder Nominee has been nominated in accordance with the requirements of this Section 1.13 and, if not so nominated, shall direct and declare at such annual meeting that such Stockholder Nominee shall not be considered.
ARTICLE 2 - Directors
2.1    General Powers. The business and affairs of the corporation shall be managed by or under the direction of a Board of Directors, who may exercise all of the powers of the corporation except as otherwise provided by law or the Certificate of Incorporation. In the event of a vacancy in the Board of Directors, the remaining directors, except as otherwise provided by law, may exercise the powers of the full Board until the vacancy is filled.
2.2    Number; Election and Qualification. The number of directors which shall constitute the whole Board of Directors shall be determined from time to time by resolution of the Board of Directors, but in no event shall be less than three. The directors shall be elected at the annual meeting of stockholders by such stockholders as have the right to vote on such election. Directors need not be stockholders of the corporation.

2.3    Terms of Office. Each director shall be elected for a term expiring at the next succeeding annual meeting. The term of each director shall be subject to the election and qualification of his or her successor and to his or her earlier death, resignation or removal.
2.4    Vacancies. Any vacancy in the Board of Directors, however occurring, or any newly created directorship resulting from an increase in the authorized number of directors, shall be filled only by a vote of a majority of the directors then in office, although less than a quorum, or by a sole remaining director. A director elected to fill a vacancy shall be elected for the unexpired term of his or her predecessor in office.
2.5    Resignation. Any director may resign by delivering a resignation in writing or by electronic transmission to the Chief Executive Officer, Chair of the Board or Secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either (a) set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the director or (b) within two (2) business days be followed by an oral confirmation between the director and any of the Chief Executive Officer, Chair of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
2.6    Regular Meetings. Regular meetings of the Board of Directors may be held without notice at such time and place, either within or without the State of Delaware, as shall be determined from time to time by the Board of Directors; provided that any director who is absent when such a determination is made shall be given notice of the determination. A regular meeting of the Board of Directors may be held without notice immediately after and at the same place, if any, as the annual meeting of stockholders.
2.7    Special Meetings. Special meetings of the Board of Directors may be held at any time and place, if any, within or without the State of Delaware, designated in a call by the Chair of the Board, Chief Executive Officer, a number of directors constituting at least one-third (1/3) of the total number of directors then in office, or by one director in the event that there is only a single director in office.
2.8    Notice of Special Meetings. Notice of any special meeting of directors shall be given to each director by the Secretary or by the officer or one of the directors calling the meeting. Notice shall be duly given to each director (i) by giving notice to such director in person or by telephone at least 24 hours in advance of the meeting, (ii) by sending an electronic transmission, or delivering written notice by hand, to such director’s last known business, home or electronic transmission address at least 24 hours in advance of the meeting, or (iii) by mailing written notice to such director’s last known business or home address at least 72 hours in advance of the meeting. A notice or waiver of notice of a meeting of the Board of Directors need not specify the purposes of the meeting.
2.9    Meetings by Remote Communication. Directors or any members of any committee designated by the directors may participate in a meeting of the Board of Directors or such committee by means of remote communication by means of which all persons participating in the meeting can hear each other (including through the use of assistive technology), and participation by such means shall constitute presence in person at such meeting.
2.10    Quorum. A majority of the directors at any time in office shall constitute a quorum for the transaction of business. In the event one or more of the directors shall be disqualified to vote at any meeting, then the required quorum shall be reduced by one for each such director so disqualified;

provided, however, that in no case shall less than one-third (1/3) of the number so fixed in accordance with the Certificate of Incorporation constitute a quorum. In the absence of a quorum at any such meeting, a majority of the directors present may adjourn the meeting from time to time without further notice other than announcement at the meeting, until a quorum shall be present.
2.11    Action at Meeting. At any meeting of the Board of Directors at which a quorum is present, the vote of a majority of those present shall be sufficient to take any action, unless a different vote is specified by law, the Certificate of Incorporation or these By-Laws.
2.12    Action by Consent. Any action required or permitted to be taken at any meeting of the Board of Directors or of any committee of the Board of Directors may be taken without a meeting, if all members of the Board or committee, as the case may be, consent to the action in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed with the minutes of proceedings of the Board or committee.
2.13    Removal. Directors of the corporation may be removed with or without cause by the affirmative vote of the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at an election of directors.
2.14    Committees. The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members of the committee present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in the place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board of Directors and subject to the provisions of the General Corporation Law of the State of Delaware, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation and may authorize the seal of the corporation to be affixed to all papers which may require it. Each such committee shall keep minutes and make such reports as the Board of Directors may from time to time request. Except as the Board of Directors may otherwise determine, any committee may make rules for the conduct of its business, but unless otherwise provided by the directors or in such rules, its business shall be conducted as nearly as possible in the same manner as is provided in these By-Laws for the Board of Directors.
2.15    Compensation of Directors. Directors may be paid such compensation for their services and such reimbursement for expenses of attendance at meetings as the Board of Directors may from time to time determine. No such payment shall preclude any director from serving the corporation or any of its parent or subsidiary corporations in any other capacity and receiving compensation for such service.
ARTICLE 3 - Officers
3.1    Enumeration. The officers of the corporation shall consist of a President, a Secretary, a Treasurer and such other officers with such other titles as the Board of Directors shall determine, including a Chair of the Board, a Vice Chair of the Board, and one or more Vice Presidents, Assistant Treasurers and Assistant Secretaries. The Board of Directors may appoint such other officers as it may deem appropriate.

3.2    Election. The President, Treasurer and Secretary shall be elected annually by the Board of Directors at its first meeting following the annual meeting of stockholders. Other officers may be appointed by the Board of Directors at such meeting or at any other meeting.
3.3    Qualification. No officer need be a stockholder. Any two or more offices may be held by the same person.
3.4    Tenure. Except as otherwise provided by law, by the Certificate of Incorporation or by these By-Laws, each officer shall hold office until his or her successor is elected and qualified, unless a different term is specified in the vote choosing or appointing such officer, or until such officer’s earlier death, resignation or removal.
3.5    Resignation and Removal. Any officer may resign by delivering a resignation in writing or by electronic transmission to the corporation at its principal office or to the Chief Executive Officer, Chair of the Board or Secretary; provided, however, that if such notice is given by electronic transmission, such electronic transmission must either (a) set forth or be submitted with information from which it can be determined that the electronic transmission was authorized by the officer or (b) within two (2) business days be followed by an oral confirmation between the officer and any of the Chief Executive Officer, Chair of the Board or Secretary. Such resignation shall be effective upon receipt unless it is specified to be effective at some other time or upon the happening of some other event.
Any officer may be removed at any time, with or without cause, by vote of the Board of Directors.
Except as the Board of Directors may otherwise determine, no officer who resigns or is removed shall have any right to any compensation as an officer for any period following such officer’s resignation or removal, or any right to damages on account of such removal, whether such officer’s compensation be by the month or by the year or otherwise, unless such compensation is expressly provided in a duly authorized written agreement with the corporation.
3.6    Vacancies. The Board of Directors may fill any vacancy occurring in any office for any reason and may, in its discretion, leave unfilled for such period as it may determine any offices other than those of President, Treasurer and Secretary. Each such successor shall hold office for the unexpired term of his or her predecessor and until his or her successor is elected and qualified, or until his or her earlier death, resignation or removal.
3.7    Chair of the Board and Vice Chair of the Board. The Board of Directors may appoint a Chair of the Board. If the Board of Directors appoints a Chair of the Board, the Chair shall perform such duties and possess such powers as are assigned to him or her by the Board of Directors. Unless otherwise provided by the Board of Directors, the Chair shall preside at all meetings of the stockholders and at all meetings of the Board of Directors. If the Board of Directors appoints a Vice Chair of the Board, the Vice Chair shall, in the absence or disability of the Chair of the Board, perform the duties and exercise the powers of the Chair of the Board and shall perform such other duties and possess such other powers as may from time to time be vested in him or her by the Board of Directors.
3.8     President. The President shall, subject to the direction of the Board of Directors, have general charge and supervision of the business of the corporation. Unless the Board of Directors has designated the Chair of the Board or another officer as Chief Executive Officer, the President shall be the Chief Executive Officer of the corporation. The President shall perform such other duties and shall have such other powers as the Board of Directors may from time to time prescribe.

3.9    Vice Presidents. Any Vice President shall perform such duties and possess such powers as the Board of Directors or the President may from time to time prescribe. In the event of the absence, inability or refusal to act of the President, the Vice President (or if there shall be more than one, the Vice Presidents in the order determined by the Board of Directors) shall perform the duties of the President and when so performing shall have all the powers of and be subject to all the restrictions upon the President. The Board of Directors may assign to any Vice President the title of Executive Vice President, Senior Vice President or any other title selected by the Board of Directors.
3.10    Secretary and Assistant Secretaries. The Secretary shall perform such duties and shall have such powers as the Board of Directors or the President may from time to time prescribe. In addition, the Secretary shall perform such duties and have such powers as are incident to the office of the secretary, including without limitation the duty and power to give notices of all meetings of stockholders and special meetings of the Board of Directors, to attend all meetings of stockholders and the Board of Directors and keep a record of the proceedings, to maintain a stock ledger and prepare lists of stockholders and their addresses as required, to be custodian of corporate records and the corporate seal and to affix and attest to the same on documents.
Any Assistant Secretary shall perform such duties and possess such powers as the Board of Directors, the President or the Secretary may from time to time prescribe. In the event of the absence, inability or refusal to act of the Secretary, the Assistant Secretary (or if there shall be more than one, the Assistant Secretaries in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Secretary.
In the absence of the Secretary or any Assistant Secretary at any meeting of stockholders or directors, the person presiding at the meeting shall designate a temporary secretary to keep a record of the meeting.
3.11    Treasurer and Assistant Treasurers. The Treasurer shall perform such duties and shall have such powers as may from time to time be assigned to him or her by the Board of Directors or the President. In addition, the Treasurer shall perform such duties and have such powers as are incident to the office of treasurer, including without limitation the duty and power to keep and be responsible for all funds and securities of the corporation, to deposit funds of the corporation in depositories selected in accordance with these By-Laws, to disburse such funds as ordered by the Board of Directors, to make proper accounts of such funds, and to render as required by the Board of Directors statements of all such transactions and of the financial condition of the corporation.
The Assistant Treasurers shall perform such duties and possess such powers as the Board of Directors, the President or the Treasurer may from time to time prescribe. In the event of the absence, inability or refusal to act of the Treasurer, the Assistant Treasurer (or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Directors) shall perform the duties and exercise the powers of the Treasurer.
3.12    Salaries. Officers of the corporation shall be entitled to such salaries, compensation or reimbursement as shall be fixed or allowed from time to time by the Board of Directors.
ARTICLE 4 - Capital Stock
4.1    Issuance of Stock. Unless otherwise voted by the stockholders and subject to the provisions of the Certificate of Incorporation, the whole or any part of any unissued balance of the authorized capital stock of the corporation or the whole or any part of any unissued balance of the authorized capital stock of the corporation held in its treasury may be issued, sold, transferred or otherwise disposed of by vote of the Board of Directors in such manner, for such consideration and on such terms as the Board of Directors may determine.
4.2    Certificates of Stock; Uncertificated Shares. The shares of the corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the corporation. Every holder of stock of the corporation represented by certificates shall be entitled to have a certificate, in such form as may be prescribed by law and by the Board of Directors, representing the number of shares held by such holder registered in certificate form. Each such certificate shall be signed in a manner that complies with Section 158 of the General Corporation Law of the State of Delaware.
Each certificate for shares of stock which are subject to any restriction on transfer pursuant to the Certificate of Incorporation, these By-Laws, applicable securities laws or any agreement among any number of stockholders or among such holders and the corporation shall have conspicuously noted on the face or back of the certificate either the full text of the restriction or a statement of the existence of such restriction.
If the corporation shall be authorized to issue more than one class of stock or more than one series of any class, the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights shall be set forth in full or summarized on the face or back of each certificate representing shares of such class or series of stock, provided that in lieu of the foregoing requirements there may be set forth on the face or back of each certificate representing shares of such class or series of stock a statement that the corporation will furnish without charge to each stockholder who so requests a copy of the full text of the powers, designations, preferences and relative, participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
Within a reasonable time after the issuance or transfer of uncertificated shares, the corporation shall send to the registered owner thereof a written notice containing the information required to be set forth or stated on certificates pursuant to Sections 151, 202(a) or 218(a) of the General Corporation Law of the State of Delaware or, with respect to Section 151 of General Corporation Law of the State of Delaware, a statement that the corporation will furnish without charge to each stockholder who so requests the powers, designations, preferences and relative participating, optional or other special rights of each class of stock or series thereof and the qualifications, limitations or restrictions of such preferences and/or rights.
4.3    Transfers. Except as otherwise established by rules and regulations adopted by the Board of Directors, and subject to applicable law, shares of stock may be transferred on the books of the corporation by the surrender to the corporation or its transfer agent of the certificate representing such shares properly endorsed or accompanied by a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Uncertificated shares may be transferred by delivery of a written assignment or power of attorney properly executed, and with such proof of authority or the authenticity of signature as the corporation or its transfer agent may reasonably require. Except as may be otherwise required by law, by the Certificate of Incorporation or by these By-Laws, the corporation shall be entitled to treat the record holder of stock as shown on its books as the owner of such stock for all purposes, including the payment of dividends and the right to vote with respect to such stock, regardless of any transfer, pledge or other disposition of such stock until the shares have been transferred on the books of the corporation in accordance with the requirements of these By-Laws.
4.4    Lost, Stolen or Destroyed Certificates. The corporation may issue a new certificate of stock in place of any previously issued certificate alleged to have been lost, stolen or destroyed, upon such terms and conditions as the corporation may prescribe, including the presentation of reasonable evidence of such loss, theft or destruction and the giving of such indemnity as the corporation may require for the protection of the corporation or any transfer agent or registrar.
4.5    Record Date. The Board of Directors may fix in advance a date as a record date for the determination of the stockholders entitled to notice of or to vote at any meeting of stockholders, or entitled to receive payment of any dividend or other distribution or allotment of any rights in respect of any change, conversion or exchange of stock, or for the purpose of any other lawful action. Such record date shall not be more than 60 nor less than ten days before the date of such meeting, nor more than 60 days prior to any other action to which such record date relates.
If no record date is fixed, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day before the day on which notice is given, or, if notice is waived, at the close of business on the day before the day on which the meeting is held. The record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating to such purpose.
A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.
ARTICLE 5 - General Provisions
5.1    Fiscal Year. Except as from time to time otherwise designated by the Board of Directors, the fiscal year of the corporation shall begin on the first day of January in each year and end on the last day of December in each year.
5.2    Corporate Seal. The corporate seal shall be in such form as shall be approved by the Board of Directors.
5.3    Waiver of Notice. Whenever any notice whatsoever is required to be given by law, by the Certificate of Incorporation or by these By-Laws, a waiver of such notice either in writing or by electronic transmission given by the person entitled to such notice or such person’s duly authorized attorney, whether before, at or after the time stated in such waiver, shall be deemed equivalent to such notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any regular or special meeting of the stockholders, directors or members of a committee of directors need be specified in a waiver of notice.
5.4    Voting of Securities. Except as the directors may otherwise designate, the Chief Executive Officer or Treasurer may waive notice of, and act as, or appoint any person or persons to act as, proxy or attorney-in-fact for this corporation (with or without power of substitution) at any meeting of stockholders, shareholders, members, partners or otherwise of any other corporation or organization or entity, the securities of which may be held by this corporation.
5.5    Evidence of Authority. A certificate by the Secretary, or an Assistant Secretary, or a temporary Secretary, as to any action taken by the stockholders, directors, a committee or any officer or representative of the corporation shall as to all persons who rely on the certificate in good faith be conclusive evidence of such action.
5.6    Certificate of Incorporation. All references in these By-Laws to the Certificate of Incorporation shall be deemed to refer to the Certificate of Incorporation of the corporation, as amended and/or restated and in effect from time to time.
5.7    Transactions with Interested Parties. No contract or transaction between the corporation and one or more of the directors or officers, or between the corporation and any other corporation, partnership, association or other organization in which one or more of the directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or a committee of the Board of Directors which authorizes the contract or transaction or solely because his, her or their votes are counted for such purpose, if:
(a)    The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board of Directors or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum;
(b)    The material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or
(c)    The contract or transaction is fair as to the corporation as of the time it is authorized, approved or ratified, by the Board of Directors, a committee of the Board of Directors, or the stockholders.
Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board of Directors or of a committee which authorizes the contract or transaction.
5.8    Severability. Any determination that any provision of these By-Laws is for any reason inapplicable, illegal or ineffective shall not affect or invalidate any other provision of these By-Laws.
5.9    Pronouns. All pronouns used in these By-Laws shall be deemed to refer to the masculine, feminine or neuter, singular or plural, as the identity of the person or persons may require.
ARTICLE 6 - Amendments
6.1    By the Board of Directors. These By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of a majority of the directors present at any regular or special meeting of the Board of Directors at which a quorum is present.
6.2    By the Stockholders. Except as otherwise provided in Section 6.3, these By-Laws may be altered, amended or repealed or new by-laws may be adopted by the affirmative vote of the holders of a majority in voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote at any regular or special meeting of stockholders, provided notice of such alteration, amendment, repeal or adoption of new by-laws shall have been stated in the notice of such regular or special meeting.
6.3    Certain Provisions. Notwithstanding any other provision of law, the Certificate of Incorporation or these By-Laws, and notwithstanding the fact that a lesser percentage may be specified by law, the affirmative vote of the holders of at least a majority of the voting power of the shares of the capital stock of the corporation issued and outstanding and entitled to vote on the matter shall be required in order for stockholders to amend or repeal, or to adopt any provision inconsistent with Section 1.3, Section 1.10, Section 1.11, Section 1.12, Article 2 or Article 6 of these By-Laws.
ARTICLE 7 - Interpretation and Determinations
7.1    The Board of Directors or any committee thereof shall have the exclusive power and authority to interpret the provisions of these By-Laws and make all determinations deemed necessary or advisable in connection therewith, except to the extent otherwise expressly provided in these By-Laws.
7.2    The Board of Directors, any committee thereof, Chair of the Board or Secretary may, if the facts warrant, determine that a notice received by the corporation relating to a nomination proposed to be made or an item of business proposed to be introduced at a meeting of stockholders does not satisfy the requirements of Section 1.10, or Section 1.11 (including if the stockholder does not provide any required applicable updates to the corporation). The Board of Directors, any committee thereof or chair of the meeting shall have the power and duty to determine whether a nomination or any other business brought before a meeting of stockholders was made in accordance with the procedures set forth in Section 1.10 and Section 1.11, and to determine that such defective nomination or proposal shall be disregarded, notwithstanding that proxies in respect of such matters may have been received.
7.3    Any and all such actions, interpretations and determinations that are done or made by the Board of Directors, any committee thereof, the Chair of the Board, any chair of a meeting or the Secretary in good faith pursuant to this Section 7.3 shall be final, conclusive and binding on the corporation, the stockholders and all other parties.

Akamai VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.envisionreports.com/AKAM** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. X

2026 Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR each of the nominees listed, FOR Proposals 2, 3, 4, 5, 6 and 7, and AGAINST Proposal 8.

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1. Election of Directors:

	For	Against	Abstain		For	Against	Abstain		For	Against	Abstain
01 - Janaki Akella	☐	☐	☐	02 - Sharon Bowen	☐	☐	☐	03 - Marianne Brown	☐	☐	☐
04 - Bas Burger	☐	☐	☐	05 - Dan Hesse	☐	☐	☐	06 - Tom Killalea	☐	☐	☐
07 - Tom Leighton	☐	☐	☐	08 - Jonathan Miller	☐	☐	☐	09 - Madhu Ranganathan	☐	☐	☐

1 U P X

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The 2026 Annual Meeting of Stockholders of Akamai Technologies, Inc. will be held on May 13, 2026 at 9:30 a.m. Eastern Time, virtually via the Internet at meetnow.global/MV9X5KV.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Stockholders. The material is available at: www.envisionreports.com/AKAM

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Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/AKAM

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Akamai Technologies, Inc.

Notice of 2026 Annual Meeting of Stockholders

Proxy Solicited by Board of Directors for Annual Meeting — May 13, 2026

F. Thomson Leighton and Aaron Ahola (the "Proxies"), or either of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Akamai Technologies, Inc. to be held on May 13, 2026 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR all the nominees listed, FOR Proposals 2, 3, 4, 5, 6 and 7, and AGAINST Proposal 8.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

C Non-Voting Items

Change of Address — Please print new address below.	Comments — Please print your comments below.